                                HIGHMARK LOGO



                               SEMI-ANNUAL REPORT



                                JANUARY 31, 1997

                                ----------------

                                Not FDIC Insured

HIGHMARK LOGO                    TABLE OF CONTENTS

              Message from the Chairman and the Investment Adviser
                                     Page 1

                      Statements of Assets and Liabilities
                                    Page 23

                            Statements of Operations
                                    Page 26

                      Statements of Changes in Net Assets
                                    Page 29

                       Schedules of Portfolio Investments
                                    Page 33

                         Notes to Financial Statements
                                    Page 64

                              Financial Highlights
                                    Page 79

MESSAGE FROM THE CHAIRMAN

DEAR SHAREHOLDER:
We are pleased to report another strong period for The HighMark Group for the six months ended January 31, 1997. The period was characterized by a surging stock market but modest returns for bonds. The HighMark funds performed well against their peer groups and versus the standard benchmarks of investment performance.

At HighMark, we are keenly aware that we are in the midst of one of the longest bull markets in history, with the Dow Jones Industrial Average closing above 7000 on February 13, 1997. It is clearly a time for caution, as the current economic expansion reaches seven years. As a means of managing risks, mutual funds such as HighMark offer professional management as well as broad diversification by investing in a wide array of securities in a variety of industry groups.

MUTUAL FUNDS TO COMBINE
On April 1, 1996, Union Bank and The Bank of California were joined to become Union Bank of California. Each of the former banks had its own proprietary mutual fund family. The fund families--the Stepstone Funds (Union Bank) and The HighMark Group (The Bank of California) are similar in many ways. As a result, the Board of Trustees of both the Stepstone Funds and The HighMark Group believe it is in the best interest of shareholders that the two fund families combine, and recently voted in favor of combining the funds.

The combination of the two fund groups is scheduled to take place in two steps, on April 25, 1997 and on April 30, 1997, subject to the required approvals. The combined fund family, called HighMark Funds, will grow to $5 billion, and offer a stronger lineup of funds with an expanded array of investment options. Pacific Alliance Capital Management will continue as the investment advisor for the funds.

A COMMITMENT TO SERVICE
This semiannual report includes interviews with portfolio managers followed by a Schedule of Portfolio Investments, which provides a list of each fund's holdings. We urge you to read the entire report closely to help you monitor the progress of your investment in The HighMark Group.

HIGHMARK LOGO

As always, we thank you for the confidence you have placed in us as managers of your assets and look forward to serving your investment needs in the future.

Sincerely,
/s/ Stephen G. Mintos
Stephen G. Mintos
Chairman
The HighMark Group
February 14, 1997

For more complete information on any HighMark fund, including fees, expenses and sales charges, please call 1-800-433-6884 for a prospectus. Please read the prospectus carefully before you invest or send money.

                                 Mutual funds:
                                 - are not FDIC insured
                                 - have no bank guarantee
                                 - may lose value

MESSAGE FROM THE INVESTMENT ADVISER

DEAR SHAREHOLDER:
The six-month period ending January 31, 1997 was an extremely strong period for stocks, with the Standard & Poor's 500 Stock Index up 24.15%. This surge came after a brief correction which took place early in the summer. Meanwhile, the bond market produced modest returns during the past six months, as long-term interest rates tracked a volatile range from a peak of 7.20% to a trough of about 6.35%.

STOCKS: YET ANOTHER PLEASANT SURPRISE
The stock market continues to surprise investors. In late 1996, we forecast corporate profit growth for 1997 in the 8-10% range, and we projected that the stock market would rise by a similar amount. However, by mid-February of 1997, the market had already risen 9% for the year. Corporate profits continue to come in stronger than expected, and that may translate into higher gains for the stock market in the months ahead. However, we are finding it increasingly difficult to identify stocks that represent good value. As the current bull market continues to exceed all expectations, a true 10% correction has not yet taken place. Instead, we often see a few down days but then the market resumes its advance. After rising more than 60% during the past two years, we don't expect 1997 to continue at the same pace. However, we have been pleasantly surprised many times in the past few years.

INFLATION REMAINS CALM
One reason that the Dow Jones Industrial Average reached 7000--it was 4000 just two years ago--is that inflation and interest rates remain subdued. Indeed, the Federal Reserve Board has suggested that inflation may actually be lower than reported. The markets are behaving as if inflation is more like 2% rather than 3%, as reported by the Consumer Price Index. However, adjusting the CPI to reflect a more realistic portrait of inflation is a very contentious political issue, because entitlement payments are based on it.

A TRADING RANGE FOR INTEREST RATES
Because of modest inflation, we expect long-term interest rates to remain in a trading range over the next six months. That suggests a modestly positive bond market, in which investors earn a stream of current income plus modest capital gains. The Federal Reserve Board has kept short-term interest rates at the same level--5.25%--for more than a year. Moderate economic growth and subdued inflation suggests a neutral Fed policy over the next several months.

HIGHMARK LOGO

A STRONG DOLLAR: THE U.S. ECONOMY GETS RESPECT
The U.S. economy continues to grow at a moderate rate with low inflation. In contrast, Japan's economy is struggling. Europe's economy is sluggish as governments cut spending to prepare for a unified currency. In Germany, unemployment is running at a double-digit rate, as the country continues to face difficulty in absorbing the former Eastern Germany. Throughout the world, investors have looked to the U.S. for the most stable economy, a strong currency, and the best performing equity market in recent years.

LOOKING AHEAD
The S&P 500 Index is trading at 21 times trailing earnings and at 19 times projected 1997 earnings. Dividend yields are below 2%, an all-time low. We recognize that the stock market has come a long way very quickly. However, there is some historical precedence for these high valuation levels. In the 1960s, when economic growth was moderate and inflation was low, price/earnings multiples also reached into the low 20s. Indeed, excluding the Great Depression of the 1920s and the energy crises of the 1970s, the current valuation may be the norm rather than the exception. Nevertheless, the market remains extremely volatile, as investors overreact to every economic report. We remain optimistic but cautious on stocks in 1997, as they continue to move into uncharted territory.

Sincerely,
/s/ Luke Mazur
Luke Mazur
Chief Investment Officer
Pacific Alliance Capital Management
February 14, 1997

HIGHMARK INCOME EQUITY FUND
For the six-month period ended January 31, 1997, the HighMark Income Equity Fund returned 17.06% (Investor Shares)*, trailing its benchmark, the Standard & Poor's 500 Stock Index, which was up 24.15% for the period. The average equity income fund as measured by Lipper Analytical Services rose 18.07% during the same period.

Thomas M. Arrington, CFA, is the team leader for the HighMark Income Equity Fund. Mr. Arrington, who holds an MBA from San Francisco State University and a bachelor's degree in economics from UCLA, has more than a decade of investment management experience.

HOW WOULD YOU ASSESS YOUR PERFORMANCE FOR THE SIX-MONTH PERIOD?
Although our performance trailed the broad market, it was not unexpected in the current market environment. Our strategy, which is to invest in dividend-paying stocks of established companies, typically lags in a strong market. It typically moves with the market when it is flat to slowly rising, and often outperforms in a falling market. Through a full market cycle, we strive to produce an investment result that outperforms the broad market with less risk.

WHAT AREAS OF THE MARKET PERFORMED WELL FOR YOU?
For the six month period, the Fund's bank, petroleum and pharmaceutical stocks outperformed the broad market. The bank stocks benefited from cost cutting measures and the relatively stable economy, which resulted in strong loan demand and low default rates. Petroleum stocks posted strong results reflecting the pronounced increase in oil prices. Pharmaceutical stocks produced strong earnings during the year. These companies are producing promising new drugs while facing a more rapid FDA review process. On the downside, the Fund's utilities, forest product and retail stocks lagged during the period. Investors are concerned about the deregulation of the utility industry, and the competitive pressures that will follow. Forest products slipped because of declining pulp and paper prices. Retailers slumped because they failed to produce strong sales during the Christmas season.

WHERE DO YOU CURRENTLY SEE VALUE?
One stock we like is McGraw-Hill (2.98% of the portfolio), which we think is undervalued. Their educational publishing division is strong. In his recent State Of The Union address, President Clinton argued that education is the nation's number one priority--which should benefit this company. In addition, many large states are in the process of adopting new textbooks for their schools. Demographically, the number of children needing new books is growing rapidly. We also like Anheuser Busch (1.99%), a company that is growing volume and marketshare. It's the only major brewer to

HIGHMARK LOGO

increase both market share and sales volume for the year. Their theme park attendance has also been very strong. As of January 31, 1997, the Fund's top five holdings were Amoco Corp. (3.59%), Bristol-Myers Squibb Co. (3.51%), McGraw-Hill, Inc. (2.98%), Banc One Corp. (2.91%) and Atlantic Richfield Co. (2.89%).**

WHAT IS YOUR OUTLOOK?
The S&P 500 has produced remarkable results over the last two years. We believe 1997 will be another good year for the equity markets and the U.S. economy. We expect moderate economic growth, low inflation, lower interest rates and modest growth in corporate earnings. However, we would encourage investors to exercise caution given the length and strong price appreciation of the market. The Income Equity strategy offers investors a relatively conservative approach to stock investing. It seeks to purchase well-managed, undervalued, dividend-paying firms that are poised for a turnaround. We believe the Income Equity strategy could produce strong investment results in the future, as it has in certain market cycles in the past.
---------------

 * Including the maximum sales charge of 4.50%, the Fund's total return (Investor Shares) was 11.82% for the period.

** The composition of the Fund's holdings is subject to change.

                          HIGHMARK INCOME EQUITY FUND
                        Growth of a $10,000 Investment

     MEASUREMENT PERIOD              INVESTOR       FIDUCIARY         S&P 500
   (FISCAL YEAR COVERED)              SHARES          SHARES        STOCK INDEX
2/84                                    9550           10000           10000
7/84                                    9221            9656            9774
7/85                                   12618           13213           12953
7/86                                   16106           16865           16637
7/87                                   20437           21400           23181
7/88                                   20140           21089           20497
7/89                                   25812           27028           27035
7/90                                   25580           26785           28792
7/91                                   28805           30163           32463
7/92                                   33423           34998           36615
7/93                                   36681           38410           39812
7/94                                   38233           40035           41866
7/95                                   44931           46945           52786
7/96                                   53113           55517           61542
1/97                                   62175           65010           77537

                                          HighMark Income Equity Fund
                                           Performance Average Annual
                                           Total Return as of 1/31/97
                                      ------------------------------------
                                                                                                        Since
                                                                                                      Inception
                                                            6 months*   1 Year    5 Years  10 Years   (2/9/84)
---------------------------------------------------------------------------------------------------------------

 Fiduciary                                                    17.10%    17.04%    15.08%    12.66%     15.33%

 Investor                                                     17.06%    17.01%    15.12%    12.67%     15.34%

 Investor, with load**                                        11.82%    11.77%    14.07%    12.16%     14.93%


The performance of the HighMark Income Equity Fund is measured against the S&P 500 Stock Index, an unmanaged index generally considered to be representative of the U.S. stock market. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. However, the fund's performance reflects these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

---------------

 * Aggregate total return.

** Reflects 4.50% sales charge.

HIGHMARK LOGO

HIGHMARK GROWTH FUND
For the six-month period ended January 31, 1997, the HighMark Growth Fund returned 23.47% (Investor Shares).* In comparison, the Standard & Poor's 500 Stock Index was up 24.15% for the period. The average growth fund as measured by Lipper Analytical Services rose 21.07% during the same period.

The HighMark Growth Fund strategy team is lead by Scott A. Chapman, CFA. Mr. Chapman, who holds an MBA from Golden Gate University and a bachelor's degree in accounting from Santa Clara University, has 17 years' experience in the investment business.

WHAT FACTORS AFFECTED YOUR PERFORMANCE FOR THE SIX-MONTH PERIOD?
We were overweighted in several industries that outperformed the market as a whole. Those industries include semiconductors, which as a group was up 89% during the period, consumer finance, which was up 37%, banks, up 33%, software, up 29%, pharmaceuticals, up 28%, personal care products, up 28% and oil & gas, up 26%. This was offset by weaker performance in the gaming, computer services, retail and biotechnology industries.

WHAT INDIVIDUAL STOCKS PERFORMED PARTICULARLY WELL?
Intel, our largest holding (3.13% of the portfolio), was up 116% during the six month period. Prior to 1995, Intel had traded at a discount to the overall market's price/earnings ratio due to cyclical earnings. However, it now has 90% of the market for microprocessors installed in personal computers. Even though the stock has tripled over the last year, it's now just selling at an average market multiple. Intel spends five times as much on research and development and capital spending as its nearest competitor. We're still bullish on Intel: Here's a brand that is known worldwide and that has produced over 30% average annual earnings per share growth over the past ten years. Another company is Travelers (1.45%), which was up 24% during the six month period. The company is a diversified financial services company, including the Smith Barney brokerage firm as well as property & casualty insurance divisions. They have very predictable earnings with a diverse product line. Part of the overall trend in the financial services industry is to encircle the customer with a total solution in financial service products. For example, the recent merger announcement of Morgan Stanley and Dean Witter represents a marriage between the retail broker and institutional investment advisor. The lines of distinction between financial service firms are blurring, and the successful companies will take advantage of cross-selling opportunities to encircle the aging baby boomer who needs broad portfolio advice. Travelers appears well positioned to take advantage of these opportunities. We also owned Duracell, which was acquired by Gillette, boosting our investment 56% during the period. Gillette is an extremely well-managed company with international exposure and a product with worldwide brand recognition. As of January 31, 1997, the Fund's top five holdings were Intel Corp. (3.13%), Wells Fargo & Co. (2.49%), Gillette Co. (2.48%), General Electric Co. (2.28%) and Chase Manhattan Bank (2.18%).**

WHAT IS YOUR OUTLOOK?
Since the United States has been through six years of an economic expansion, it wouldn't be surprising to see an economic slowdown, which is typically when growth stocks shine. In the early stages of an economic recovery, cyclical stocks report huge earnings increases because they're compared to low bases. Growth becomes a commodity. But in an economic slowdown, cars, office equipment and other big ticket products start showing deteriorating performance. The companies with consistent earnings are valued at a premium. If we do enter a period of economic slowdown, then that should be a positive for the financial companies in our portfolio since interest rates would typically decline. We're also overweighted in companies such as Disney (2.00%) and Coca Cola Co. (1.94%) that we believe may continue to report earnings growth despite the economy.
---------------

 * Including the maximum sales charge of 4.50%, the Fund's total return (Investor Shares) was 17.95% for the period.

** The composition of the Fund's holdings is subject to change.

HIGHMARK LOGO

                              HIGHMARK GROWTH FUND
                        Growth of a $10,000 Investment

                               GROWTH FUND,    GROWTH FUND,
     MEASUREMENT PERIOD       SYNTHETIC IN-     FIDUCIARY     S&P 500 STOCK
   (FISCAL YEAR COVERED)      VESTOR SHARES       SHARES          INDEX
11/30/93                                9550           10000           10000
7/31/94                                 9225            9650           10100
7/31/95                                11541           12085           12733
7/31/96                                13028           13622           14841
1/31/97                                16085           16838           18422

                                HighMark Growth Fund
                             Performance Average Annual
                             Total Return as of 1/31/97
                         ----------------------------------
                                                                           Since
                                                                         Inception
                                                  6 months*   1 Year     (11/18/93)
------------------------------------------------------------------------------------

 Fiduciary                                          23.59%     24.84%      18.24%

 Investor                                           23.47%     24.62%      18.26%

 Investor,
   with load**                                      17.95%     19.02%      16.58%

The performance of the HighMark Growth Fund is measured against the S&P 500 Stock Index, an unmanaged index generally considered to be representative of the U.S. stock market. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. However, the fund's performance reflects these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

---------------

 * Aggregate total return.

** Reflects 4.50% sales charge.

HIGHMARK INCOME & GROWTH FUND
For the six-month period ended January 31, 1997, the HighMark Income & Growth Fund returned 20.25% (Investor Shares).* In comparison, the Standard & Poor's 500 Stock Index was up 24.15% for the period.

The HighMark Income & Growth Fund is managed by David L. Freeman, CFA. Mr. Freeman holds a bachelor's degree in economics and psychology from Western Michigan University and did graduate work at UCLA. He has 20 years' experience in the investment business.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
The Income & Growth strategy is a little more conservative and has tended to be less volatile than the S&P 500. The Fund doesn't move as much as the overall market on the upside or the downside. During strong upward moves on the S&P 500 like we've seen recently, we should expect the Fund to do well, but not be surprised if it doesn't quite match the Index. The Fund has a slightly greater yield than the S&P 500, a greater exposure to growth stocks than the S&P and a lower price/earnings ratio. So the portfolio has characteristics of value with higher yield, lower price/earnings--and at the same time the companies have a greater-than-average expected growth of earnings and dividends. If we ever get a market that reverts back to its long-term average return of 10-12%, then we would expect this strategy to work very well.

WHAT INDUSTRIES HAVE BEEN STRONG PERFORMERS?
We increased our weighting in technology, which has out-performed the overall market during the second half of 1996. Early in the year, the whole group was depressed. A lot of stocks had come down sharply, including very high quality companies like Intel (2.49% of the portfolio) and Texas Instruments (1.20%), and we added to those positions. Now they've rebounded very nicely. We also hold Motorola (1.57%), Microsoft (1.57%), EDS (0.35%), IBM (1.21%) and Pitney Bowes (0.44%). Other strong industries included petroleum, financial services and pharmaceuticals.

WHAT INDIVIDUAL STOCKS STOOD OUT AS SUCCESS STORIES?
IBM had a nice run. It's a huge company and over the past five years it has tried to implement a different strategy than it had employed over the prior 15 years. It was the proverbial battleship--it took a while to turn, but we saw evidence of success in the new IBM, which is more of a systems and solutions-oriented approach. In the 1960s and 1970s, IBM just sold the "box" and the software and had the market to itself. But competition caused the Company to change their approach, to be a solutions oriented company serving the high-end market. It proved to be a good strategy, and in 1996,

HIGHMARK LOGO

we saw the fruits of that approach in that the cash flow from the company grew greatly. IBM bought back stock, increased its dividend and it generally was well accepted by investors. Another excellent company during the period was General Electric (2.77%). It's a stock which has produced very steady growth of earnings, cash flow and dividends. As of January 31, 1997, the Fund's top five holdings were General Electric Co. (2.77%), Intel Corp. (2.49%), Anheuser-Busch Co. (2.18%), Minnesota Mining & Mfg. Co. (1.69%) and Motorola, Inc. (1.57%).**

WHAT IS YOUR OUTLOOK?
The stock and bond markets react sharply to almost every significant economic report. The Fund itself has been benefiting from money coming into the larger capitalization stocks, which continue to outperform the smaller companies, and that favors the Income & Growth strategy since we tend to use larger names. There seems to be more focus on quality names as the outlook for the economy, interest rates and inflation is more uncertain. We believe that investors will continue to focus on the higher-quality, more well-known growth companies--the stocks that we have emphasized.***
---------------

  * Including the maximum sales charge of 4.50%, the Fund's total return (Investor Shares) was 14.84% for the period.

 ** The composition of the Fund's holdings is subject to change.

*** The Fund closed on March 21, 1997, in accordance with a decision of shareholders on March 12, 1997. The Fund's assets have been sold and the proceeds are being used to redeem shares.

                         HIGHMARK INCOME & GROWTH FUND
                        Growth of a $10,000 Investment

   MEASUREMENT PERIOD              FIDUCIARY
   (FISCAL YEAR COVERED)         INVESTOR SHARES*      SHARES       S&P 500 STOCK INDEX
11/30/93                                9550           10000             10000
7/31/94                                 9776           10226             10100
7/31/95                                11797           12342             12733
7/31/96                                13569           14198             14841
1/31/97                                16316           17076             18422

                            HighMark Income & Growth Fund
                             Performance Average Annual
                             Total Return as of 1/31/97
                         ----------------------------------
                                                                            Since
                                                                         Inception
                                                 6 months*   1 Year     (11/14/93)
-----------------------------------------------------------------------------------

 Fiduciary                                         20.27%     23.44%       17.85%

 Investor                                          20.25%     23.52%       17.87%

 Investor,
   with load**                                     14.84%     17.96%       16.20%

The performance of the HighMark Income & Growth Fund is measured against the S&P 500 Stock Index, an unmanaged index generally considered to be representative of the U.S. stock market. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. However, the fund's performance reflects these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

---------------

 * Aggregate total return.

** Reflects 4.50% sales charge.

HIGHMARK LOGO

HIGHMARK BALANCED FUND
For the six-month period ended January 31, 1997, the HighMark Balanced Fund returned 13.04% (Investor Shares).* In comparison, the Fund's benchmarks, the Standard & Poor's 500 Stock Index and the Lehman Brothers Aggregate Bond Index, were up 24.15% and 4.94%, respectively.

The HighMark Balanced Fund is managed by a strategy team lead by E. Jack Montgomery, CFA, who also manages the Bond Fund, and David L. Freeman, CFA, who is the strategy team leader for the Income & Growth Fund. Mr. Montgomery, who holds an MBA from the University of Oregon, has 15 years' experience in financial analysis and portfolio management. Mr. Freeman holds a bachelor's degree in economics and psychology from Western Michigan University and did graduate work at UCLA. He also has 20 years' experience in the investment business.

HOW DID THE MIXTURE OF STOCKS, BONDS AND CASH CHANGE DURING THE PERIOD?
As of August 1, 1996, the mixture of stocks, bonds and cash was 53%, 38% and 9%, respectively. Since stock prices continued to rise during the six month period, one might expect our models to favor bonds. However, due to the continuing favorable environment for stocks, our allocation was virtually unchanged as of January 31, 1997, when the mixture was 54% stocks, 39% bonds and 7% cash. Bonds are advantageous because they produce substantial income, are relatively inexpensive, and are not as volatile as stocks. With the Dow at 7000, stocks may be fully valued.

HOW WOULD YOU ASSESS THE PERFORMANCE OF THE BOND PORTION OF THE BALANCED FUND? Interest rates were volatile during the six month period ending January 31, 1997. At its peak last summer, the 30-year U.S. Treasury bond yielded 7.2%. The market rallied during the three months of September, October and November, producing a cumulative gain of about 6% during that period. However, the market gave up ground in December, when investors became concerned that the economy was growing too fast and that inflation would return. Overall, the Fund's longer-than-average duration (sensitivity to interest rates) was beneficial during the fall when interest rates were coming down. Our strategy is to own the highest quality corporate bonds, which had a somewhat adverse impact on our performance. Because the yield differential between corporates, mortgages and U.S. Treasuries continues to shrink, there's still an ongoing search for performance and yield and it's leading other investment managers to take more and more risk. We continue to maintain a high quality portfolio and believe that this strategy will serve us well during 1997.

WHAT STOCKS HAVE BEEN THE STRONGEST?
We increased our weighting in technology, which has performed very well during the second half of 1996. Early in the year, the whole group was pretty depressed. A lot of stocks had come down sharply, including very high quality companies like Intel (1.41% of the portfolio) and Texas Instruments (0.70%), and we added to those positions. Now they've rebounded very nicely. Other strong industries included petroleum, financial services and pharmaceuticals. As of January 31, 1997, the Fund's top five holdings were General Electric Co. (1.72%), Intel Corp. (1.41%), BankAmerica (1.16%), Anheuser-Busch Co. (1.14%) and Fleet Financial Group, Inc. (0.94%).**

WHAT IS YOUR OUTLOOK FOR THE FUND?
We believe that investors continue to focus on the higher-quality, more well-known growth companies--the stocks that we emphasize. Inflation remains low and the economy is growing moderately. However, there could be some short-term pressure on interest rates. The economy is doing very well and we're close to full employment. Wages are trending upward, and oil prices have risen sharply. Since the economy is at full capacity, it probably wouldn't take much growth to force the Federal Reserve Board to raise interest rates. Over the long term, however, we have a favorable view of interest rates, inflation and the bond market.
---------------

 * Including the maximum sales charge of 4.50%, the Fund's total return (Investor Shares) was 8.00%.

** The composition of the Fund's holdings is subject to change.

HIGHMARK LOGO

                             HIGHMARK BALANCED FUND
                        Growth of a $10,000 Investment
                                                                       LEHMAN
                                                                      BROTHERS
  MEASUREMENT PERIOD       INVESTOR     FIDUCIARY      S&P 500        AGGREGATE
 (FISCAL YEAR COVERED)      SHARES*       SHARES     STOCK INDEX     BOND INDEX
11/30/93                      9550         10000         10000         10000
7/31/94                       9502         10002         10100          9858
7/31/95                      10985         11564         12733         10855
7/31/96                      12187         12843         14841         11455
1/31/97                      13777         14518         18422         12021

                               HighMark Balanced Fund
                             Performance Average Annual
                             Total Return as of 1/31/97
                         ----------------------------------
                                                                           Since
                                                                         Inception
                                                  6 months*   1 Year     (11/14/93)
-----------------------------------------------------------------------------------

 Fiduciary                                          13.04%     13.89%      12.36%

 Investor                                           13.04%     14.00%      12.14%

 Investor,
   with load**                                       8.00%      8.86%      10.55%

The performance of the HighMark Balanced Fund is measured against the S&P 500 Stock Index, an unmanaged index generally considered to be representative of the U.S. stock market, the Lehman Brothers Aggregate Bond Index, an unmanaged broad-based index generally considered to be representative of the bond market as a whole. This index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. However, the fund's performance reflects these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

---------------

 * Aggregate total return.

** Reflects 4.50% sales charge.

HIGHMARK BOND FUND
For the six-month period ended January 31, 1997, the HighMark Bond Fund returned 4.68% (Investor Shares).* In comparison, the Lehman Brothers Aggregate Bond Index was up 4.94% for the period.

The HighMark Bond Fund strategy team is lead by E. Jack Montgomery, CFA. Mr. Montgomery, who holds an MBA from the University of Oregon and a bachelor's degree from the University of Oklahoma, has 15 years' experience in financial analysis and portfolio management.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
Interest rates were volatile during the six month period ending January 31, 1997. At its peak last summer, the 30-year U.S. Treasury bond yielded 7.2%. The market rallied during the three months of September, October and November, producing a cumulative gain of about 6% during that period. However, the market gave up ground in December, when investors became concerned that the economy was growing too fast and that inflation would return. To be sure, the bond market has been nervous all year. Whenever an economic number came out that showed stronger growth, the market sold off because it feared that the Federal Reserve Board would have to raise interest rates. This investor skittishness caused the Fund's NAV to be volatile during the period. However, when the period was over, the Fund produced modestly positive returns. Corporate bonds and mortgage-backed securities significantly outperformed similar-duration Treasuries during the period.

WHAT IS YOUR STRATEGY?
Overall, the Fund's longer-than-average duration (sensitivity to interest rates) was beneficial during the fall when interest rates were coming down. The best performing corporates were the lowest rated bonds--BAA bonds, non-investment grade and emerging market debt. Our strategy, however, is to own the highest quality corporate bonds. This strategy had a somewhat adverse impact on our performance. Because the yield differential between corporates, mortgages and U.S. Treasuries continues to shrink, there's still an ongoing search for performance and yield and it's leading other investment managers to take more and more risk. We continue to maintain a high quality portfolio and believe that that strategy will serve us well during 1997. At the same time, we have added callable bonds, which boosts the Fund's income level. Issuers pay a premium for the right to retire bonds if interest rates fall. We have also added more mortgage-backed securities, which we hope will provide higher yields.

HIGHMARK LOGO

WHAT IS YOUR OUTLOOK?
Over the long term, we're still optimistic about the interest rate environment. Inflation remains low and the economy is growing moderately. However, there could be some short-term pressure on interest rates. The economy is doing very well and we're close to full employment. Wages are trending upward, and oil prices have risen sharply. After being quiet for six years, oil has risen 35% to $25 per barrel. That has boosted the Consumer Price Index from under 3% to about 3.2%. It's not a big increase, but it warrants close attention. Since the economy is near full capacity, it shouldn't take much growth to force the Federal Reserve Board to raise interest rates.
---------------

* Including the maximum sales charge of 3.00%, the Fund's total return (Investor Shares) was 1.58%.

                               HIGHMARK BOND FUND
                        Growth of a $10,000 Investment
                                                                   LEHMAN
                                                                 BROTHERS AG-
     MEASUREMENT PERIOD                          FIDUCIARY      GREGATE BOND
   (FISCAL YEAR COVERED)     INVESTOR SHARES       SHARES          INDEX
2/84                               9700           10000           10000
7/84                               9599            9896           10119
7/85                              11952           12322           12541
7/86                              15135           15601           15236
7/87                              15378           15853           15923
7/88                              16276           16779           17129
7/89                              18681           19259           19734
7/90                              19712           20322           21127
7/91                              21484           22149           23388
7/92                              24585           25345           26844
7/93                              27058           27895           29577
7/94                              26027           27019           29604
7/95                              28445           29567           32597
7/96                              29853           30989           34399
1/97                              31250           32458           36699

                                              HighMark Bond Fund
                                          Performance Average Annual
                                          Total Return as of 1/31/97
                                      ----------------------------------
                                                                                                      Since
                                                                                                    Inception
                                                           6 months*   1 Year  5 Years  10 Years    (2/15/84)
--------------------------------------------------------------------------------------------------------------

 Fiduciary                                                    4.74%    2.03%    6.49%    6.99%       9.41%

 Investor                                                     4.68%    2.05%    6.34%    6.91%       9.34%

 Investor,
 with load**                                                  1.58%    -1.00%   5.69%    6.58%       9.08%

The performance of the HighMark Bond Fund is measured against the Lehman Brothers Aggregate Bond Index, an unmanaged broad-based index generally considered to be representative of the bond market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. However, the fund's performance reflects these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

---------------

 * Aggregate total return.

** Reflects 3.00% sales charge.

HIGHMARK LOGO

HIGHMARK GOVERNMENT BOND FUND
For the six-month period ended January 31, 1997, the HighMark Government Bond Fund, which invests primarily in U.S. Government securities maturing in one to five years, produced a total return of 3.95% (Investor Shares).* In comparison, the Lehman Brothers Mutual Fund Short Government Index returned 3.97%.

The HighMark Government Bond Fund is managed by Bill Howard, who has more than 15 years of experience in the investment field. He holds an MBA from Golden Gate University and a bachelor's degree from Seattle University.

WHAT FACTORS AFFECTED YOUR PERFORMANCE?
During the period, interest rates on intermediate-term bonds fell about 0.30%, which had a positive influence on performance. However, the bond market was volatile as investor reaction to economic data was magnified by the mixed signals the data generated.

WHAT WAS YOUR STRATEGY?
The Fund's duration (sensitivity to interest rates) was shorter than average, which indicates a conservative strategy. It was also appropriate given our expectation that the Fund would be closing in anticipation of the merger with the Stepstone Funds.** Bonds with shorter durations have less price risk associated with them.

WHAT IS YOUR OUTLOOK?
We think short-term interest rates will remain fairly steady over the next few months. However, we may begin to see some upward pressure on interest rates towards the end of the year, as wage pressures begin to build and cause upward pressure on inflation.
---------------

 * Including the maximum sales charge of 3.00%, the Fund's total return (Investor Shares) was .80%.

** The Fund closed on March 21, 1997, in accordance with a decision of shareholders on March 12, 1997. The Fund's assets have been sold and the proceeds are being used to redeem shares.

                         HIGHMARK GOVERNMENT BOND FUND
                        Growth of a $10,000 Investment

                                                                   LEHMAN
                                                                  BROTHERS
     MEASUREMENT PERIOD                          FIDUCIARY    MUTUAL FUND INDEX
   (FISCAL YEAR COVERED)    INVESTOR SHARES*       SHARES         SHORT GOVT.
11/30/93                         9700             10000           10000
7/31/94                          9507              9885           10006
7/31/95                         10217             10606           10795
7/31/96                         10707             11110           11382
1/31/97                         11130             11545           11834

                           HighMark Government Bond Fund
                             Performance Average Annual
                             Total Return as of 1/31/97
                         ----------------------------------
                                                                          Since
                                                                        Inception
                                                 6 months*   1 Year     (11/14/93)
-----------------------------------------------------------------------------------

 Fiduciary                                          3.92%      2.94%       4.43%

 Investor                                           3.95%      2.97%       4.22%

 Investor,
   with load**                                      0.80%     -0.13%       3.24%


The performance of the HighMark Government Bond Fund is measured against the Lehman Brothers Mutual Fund Short Government Index, an unmanaged broad-based index generally considered to be representative of U.S. Government securities with maturities of one to five years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. However, the fund's performance reflects these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

---------------

 * Aggregate total return.

** Reflects 3.00% sales charge.

HIGHMARK LOGO

HIGHMARK MONEY MARKET FUNDS**

THE TAXABLE MONEY MARKET FUNDS
For the six months ended January 31, 1997, the Diversified Money Market Fund (formerly Diversified Obligations Fund), which primarily invests in certificates of deposit, commercial paper and repurchase agreements, produced a total return of 2.39% for both Investor and Fiduciary Shares. The U.S. Government Money Market Fund (formerly U.S. Government Obligations Fund), comprised mostly of U.S. Government agency issues, produced a total return of 2.31% for Investor Shares and 2.32% for Fiduciary Shares. The 100% U.S. Treasury Money Market Fund (formerly U.S. Treasury Obligations Fund) produced a total return of 2.26% for both Investor and Fiduciary Shares.

While the Federal Reserve has not changed interest rates in over a year, contradictory economic reports have made the market increasingly volatile. Late in the six-month period, short-term interest rates rose by about 0.30 percentage points, as fears resurfaced that policy makers would be forced to tighten credit. The Funds' maturities were modestly lengthened to lock in those higher rates. As of January 31, 1997, the maturity of the Funds stood at 63 days for the 100% U. S. Treasury Money Market Fund, 65 days for the U.S. Government Money Market Fund and 66 days for the Diversified Money Market Fund.

THE TAX-FREE MONEY MARKET FUNDS***
For the six months ended January 31, 1997, the California Tax-Free Money Market Fund (formerly the California Tax-Free Fund) produced a total return of 1.42% for both Investor and Fiduciary Shares. The Tax-Free Fund, which includes municipal bonds issued throughout the country, produced a total return of 1.37%. The average maturity of the California Tax-Free Money Market Fund and Tax-Free Fund is 20-25 days and 10-15 days, respectively. Both funds are conservatively managed from a maturity and credit standpoint.

Effective February 24, 1997, the assets of the Tax-Free Fund were combined with the assets of the California Tax-Free Money Market Fund.
---------------

 ** An investment in the HighMark money market funds is neither insured nor guaranteed by the U.S. Government. Although these funds seek to maintain a stable net asset value of $1.00 per share, there can be no assurance that they will be able to do so.

*** Some or all of the income may be subject to certain state and local taxes, and, depending on a shareholder's tax bracket, to the federal alternative minimum tax.

                      STATEMENTS OF ASSETS AND LIABILITIES
                                JANUARY 31, 1997
                              Amounts in Thousands
                                  (UNAUDITED)

                                                                                100% U.S.        CALIFORNIA
                                             DIVERSIFIED    U.S. GOVERNMENT      TREASURY         TAX-FREE
                                             MONEY MARKET    MONEY MARKET      MONEY MARKET     MONEY MARKET     TAX-FREE
                                                 FUND            FUND              FUND             FUND           FUND
                                             ------------   ---------------    ------------     ------------     --------
                ASSETS:
Investments in securities, at amortized
  cost.....................................    $421,598        $ 207,102         $269,084         $152,453       $44,103
Repurchase agreements, at cost.............       5,202           19,513               --               --            --
                                               --------         --------         --------         --------       -------
    Total Investments......................     426,800          226,615          269,084          152,453        44,103
Cash.......................................          --               --               --            6,187           199
Interest receivable........................       1,103              367            3,277              721           134
Receivable from brokers for investments
  sold.....................................          --           10,001               --              500         2,700
Prepaid expenses and other assets..........           6               39                5                6             1
                                               --------         --------         --------         --------       -------
    Total Assets...........................     427,909          237,022          272,366          159,867        47,137
                                               --------         --------         --------         --------       -------
                LIABILITIES:
Distributions payable......................       1,645              850              975              364           105
Payable to brokers for investments
  purchased................................      10,000           10,000               --               --           300
Accrued expenses and other payables:
  Investment advisory fees.................         141               75               92               33            14
  Administration fees......................          71               38               46               20             4
  Shareholder services fees................          11                5                7                3             3
  Custodian, accounting and transfer agent
    fees...................................          75               56               41               38            29
  Other....................................          91               53               73               36            10
                                               --------         --------         --------         --------       -------
    Total Liabilities......................      12,034           11,077            1,234              494           465
                                               --------         --------         --------         --------       -------
                 NET ASSETS:
Capital....................................     416,245          226,116          271,112          159,422        46,687
Accumulated net realized gains (losses) on
  investment transactions..................        (370)            (171)              20              (49)          (15)
                                               --------         --------         --------         --------       -------
    Net Assets.............................    $415,875        $ 225,945         $271,132         $159,373       $46,672
                                               ========         ========         ========         ========       =======
Net Assets
  Investor.................................    $151,112        $  38,486         $ 89,129         $ 60,562       $10,037
  Fiduciary................................     264,763          187,459          182,003           98,811        36,635
                                               --------         --------         --------         --------       -------
    Total..................................    $415,875        $ 225,945         $271,132         $159,373       $46,672
                                               ========         ========         ========         ========       =======
Outstanding units of beneficial interest
  (shares) (Note 4)
  Investor.................................     151,190           38,497           89,126           60,575        10,041
  Fiduciary................................     265,055          187,619          181,986           98,847        36,646
                                               --------         --------         --------         --------       -------
    Total..................................     416,245          226,116          271,112          159,422        46,687
                                               ========         ========         ========         ========       =======
Net asset value -- offering and redemption
  price per share
  Investor.................................    $   1.00        $    1.00         $   1.00         $   1.00       $  1.00
  Fiduciary................................    $   1.00        $    1.00         $   1.00         $   1.00       $  1.00
                                               ========         ========         ========         ========       =======

                       See notes to financial statements.

HIGHMARK LOGO
                      STATEMENTS OF ASSETS AND LIABILITIES
                                JANUARY 31, 1997
                              Amounts in Thousands
                                  (UNAUDITED)

                                                                                                             INCOME
                                                                                   BOND      GOVERNMENT      EQUITY
                                                                                   FUND      BOND FUND        FUND
                                                                                 --------    ----------    ----------
                                    ASSETS:
Investments in securities, at value (cost $59,966; $2,985; and $246,911,
  respectively)...............................................................   $ 60,471      $2,972       $ 307,924
Repurchase agreements, at cost................................................      2,862         133           6,811
                                                                                  -------      ------        --------
    Total Investments.........................................................     63,333       3,105         314,735
Interest and dividends receivable.............................................        904          69             794
Receivable from brokers for investments sold..................................         --          --           2,293
Receivable for capital shares sold............................................         --          --              70
Prepaid expenses and other assets.............................................          2          15               8
                                                                                  -------      ------        --------
    Total Assets..............................................................     64,239       3,189         317,900
                                                                                  -------      ------        --------
                                  LIABILITIES:
Payable for capital shares redeemed...........................................         --          --              75
Payable to brokers for investments purchased..................................      1,300          --           2,723
Accrued expenses and other payables:
  Investment advisory fees....................................................         23          --             172
  Administration fees.........................................................          7          --              60
  Custodian, accounting and transfer agent fees...............................         30          14              44
  Other.......................................................................         28           4              89
                                                                                  -------      ------        --------
    Total Liabilities.........................................................      1,388          18           3,163
                                                                                  -------      ------        --------
                                   NET ASSETS:
Capital.......................................................................     65,504       3,483         243,350
Net unrealized appreciation (depreciation) on investments.....................        505         (13)         61,013
Undistributed net investment income...........................................        126           6              73
Accumulated net realized gains (losses) on investment transactions............     (3,284)       (305)         10,301
                                                                                  -------      ------        --------
    Net Assets................................................................   $ 62,851      $3,171       $ 314,737
                                                                                  =======      ======        ========
Net Assets
  Investor....................................................................   $    926      $  656       $  11,750
  Fiduciary...................................................................     61,925       2,515         302,987
                                                                                  -------      ------        --------
    Total.....................................................................   $ 62,851      $3,171       $ 314,737
                                                                                  =======      ======        ========
Outstanding units of beneficial interest (shares) (Note 4)
  Investor....................................................................         90          70             762
  Fiduciary...................................................................      5,950         267          19,684
                                                                                  -------      ------        --------
    Total.....................................................................      6,040         337          20,446
                                                                                  =======      ======        ========
Net asset value
  Investor -- redemption price per share......................................   $  10.32      $ 9.35       $   15.42
  Fiduciary -- offering and redemption price per share........................   $  10.41      $ 9.42       $   15.39
                                                                                  =======      ======        ========
Maximum Sales Charge (Investor Shares)........................................       3.00%       3.00%           4.50%
                                                                                  =======      ======        ========
Maximum Offering Price (100%/(100%-Maximum Sales Charge) of net asset value
  adjusted to nearest cent) per share (Investor Shares).......................   $  10.64      $ 9.64       $   16.15
                                                                                  =======      ======        ========

                       See notes to financial statements.

                      STATEMENTS OF ASSETS AND LIABILITIES
                                JANUARY 31, 1997
                              Amounts in Thousands
                                  (UNAUDITED)

                                                                                                           INCOME &
                                                                                    BALANCED    GROWTH      GROWTH
                                                                                      FUND       FUND        FUND
                                                                                    --------    -------    --------
                                ASSETS:
Investments in securities, at value (cost $34,665; $51,066; and $4,379,
  respectively)..................................................................   $42,904     $61,774     $6,406
Repurchase agreements, at cost...................................................     3,213       3,097      1,400
                                                                                    -------     -------    -------
    Total Investments............................................................    46,117      64,871      7,806
Interest and dividends receivable................................................       324          48         11
Receivable for capital shares sold...............................................        --           2         --
Prepaid expenses.................................................................        19          21         13
                                                                                    -------     -------    -------
    Total Assets.................................................................    46,460      64,942      7,830
                                                                                    -------     -------    -------
                             LIABILITIES:
Payable to brokers for investments purchased.....................................        --       2,104         --
Accrued expenses and other payables:
  Investment advisory fees.......................................................        23          29         --
  Administration fees............................................................         9          10         --
  Custodian, accounting and transfer agent fees..................................        14          16         14
  Other..........................................................................         9          10          7
                                                                                    -------     -------    -------
    Total Liabilities............................................................        55       2,169         21
                                                                                    -------     -------    -------
                             NET ASSETS:
Capital..........................................................................    38,101      49,349      5,616
Net unrealized appreciation on investments.......................................     8,239      10,708      2,027
Undistributed net investment income..............................................        37           8          2
Accumulated net realized gains on investment transactions........................        28       2,708        164
                                                                                    -------     -------    -------
    Net Assets...................................................................   $46,405     $62,773     $7,809
                                                                                    =======     =======    =======
Net Assets
  Investor.......................................................................   $   717     $ 3,617     $  503
  Fiduciary......................................................................    45,688      59,156      7,306
                                                                                    -------     -------    -------
    Total........................................................................   $46,405     $62,773     $7,809
                                                                                    =======     =======    =======
Outstanding units of beneficial interest (shares) (Note 4)
  Investor.......................................................................        56         250         36
  Fiduciary......................................................................     3,580       4,089        514
                                                                                    -------     -------    -------
    Total........................................................................     3,636       4,339        550
                                                                                    =======     =======    =======
Net asset value
  Investor -- redemption price per share.........................................   $ 12.67     $ 14.49     $14.22
  Fiduciary -- offering and redemption price per share...........................   $ 12.76     $ 14.47     $14.21
                                                                                    =======     =======    =======
Maximum Sales Charge (Investor Shares)...........................................      4.50%       4.50%      4.50%
                                                                                    =======     =======    =======
Maximum Offering Price (100%/(100%-Maximum Sales Charge) of net asset value
  adjusted to nearest cent) per share (Investor Shares)..........................   $ 13.27     $ 15.17     $14.89
                                                                                    =======     =======    =======

                       See notes to financial statements.

HIGHMARK LOGO

                            STATEMENTS OF OPERATIONS
                   FOR THE SIX MONTHS ENDED JANUARY 31, 1997
                              Amounts in Thousands
                                  (UNAUDITED)

                                                          U.S.        100% U.S.      CALIFORNIA
                                       DIVERSIFIED     GOVERNMENT      TREASURY       TAX-FREE
                                       MONEY MARKET   MONEY MARKET   MONEY MARKET   MONEY MARKET   TAX-FREE
                                           FUND           FUND           FUND           FUND         FUND
                                       ------------   ------------   ------------   ------------   --------
INVESTMENT INCOME:
Interest income......................     $11,308        $6,082         $7,374         $2,599       $  816
                                          -------       -------        -------         ------       ------
    Total Income.....................      11,308         6,082          7,374          2,599          816
                                          -------       -------        -------         ------       ------
EXPENSES:
Investment advisory fees (Note 5)....         830           456            569            307           94
Administration fees (Note 5).........         415           228            285            153           47
Distribution fees (Investor shares)
  (Note 5)...........................         205            71            140             67           17
Shareholder services fees (Note 5)...         519           285            355            192           59
Custodian and accounting fees (Note
  5).................................         135            86             87             60           40
Legal and audit fees.................          49            29             38             21            5
Trustees' fees and expenses..........           9             4              5              3            1
Transfer agent fees..................          46            22             25             23           17
Registration and filing fees.........          14             8              9              4            2
Printing costs.......................          31            26             17              9            2
Other................................           7             4              4              2            1
                                          -------       -------        -------         ------       ------
    Total Expenses...................       2,260         1,219          1,534            841          285
Expenses voluntarily reduced (Note
  5).................................        (685)         (333)          (469)          (397)        (105)
                                          -------       -------        -------         ------       ------
    Net Expenses.....................       1,575           886          1,065            444          180
                                          -------       -------        -------         ------       ------
Net Investment Income................       9,733         5,196          6,309          2,155          636
                                          -------       -------        -------         ------       ------
REALIZED GAINS ON INVESTMENTS:
Net realized gains on investments....          --             5             15             --            1
                                          -------       -------        -------         ------       ------
Change in net assets resulting from
  operations.........................     $ 9,733        $5,201         $6,324         $2,155       $  637
                                          =======       =======        =======         ======       ======

                       See notes to financial statements.

                                      LOGO
                                       26
LOGO

                            STATEMENTS OF OPERATIONS
                   FOR THE SIX MONTHS ENDED JANUARY 31, 1997
                                                            Amounts in Thousands
                                                                     (UNAUDITED)

                                                                                  GOVERNMENT      INCOME
                                                                         BOND        BOND         EQUITY
                                                                         FUND        FUND          FUND
                                                                        ------    ----------    ----------
INVESTMENT INCOME:
Interest income......................................................   $2,155       $131          $   279
Dividend income......................................................       --         --            4,904
                                                                        ------       ----          -------
    Total Income.....................................................    2,155        131            5,183
                                                                        ------       ----          -------
EXPENSES:
Investment advisory fees (Note 5)....................................      268         18              975
Administration fees (Note 5).........................................       63          4              298
Distribution fees (Investor shares) (Note 5).........................        1          1               14
Shareholder services fees (Note 5)...................................       78          4              373
Custodian and accounting fees (Note 5)...............................       42         21               95
Legal and audit fees.................................................        7          6               31
Trustees' fees and expenses..........................................        1         --                6
Transfer agent fees..................................................       25         16               51
Registration and filing fees.........................................        4         --               15
Printing costs.......................................................        8          1               24
Other................................................................        1         --                4
                                                                        ------       ----          -------
    Total Expenses...................................................      498         71            1,886
Expenses voluntarily reduced (Note 5)................................     (222)       (27)            (362)
                                                                        ------       ----          -------
    Total expenses before expense reimbursements.....................      276         44            1,524
    Expense reimbursements(Note 5)...................................       --        (28)              --
                                                                        ------       ----          -------
    Net Expenses.....................................................      276         16            1,524
                                                                        ------       ----          -------
Net Investment Income................................................    1,879        115            3,659
                                                                        ------       ----          -------
REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment transactions...............      (84)         5           15,999
Net change in unrealized appreciation on investments.................    1,060         26           26,664
                                                                        ------       ----          -------
Net realized/unrealized gains on investments.........................      976         31           42,663
                                                                        ------       ----          -------
Change in net assets resulting from operations.......................   $2,855       $146          $46,322
                                                                        ======       ====          =======

                       See notes to financial statements.

                            STATEMENTS OF OPERATIONS
                   FOR THE SIX MONTHS ENDED JANUARY 31, 1997
                                               Amounts in Thousands
(UNAUDITED)

                                                                                                 INCOME &
                                                                          BALANCED    GROWTH      GROWTH
                                                                            FUND       FUND        FUND
                                                                          --------    -------    --------
INVESTMENT INCOME:
Interest income........................................................    $  660      $   39     $   13
Dividend income........................................................       293         318         83
                                                                           ------      ------     ------
    Total Income.......................................................       953         357         96
                                                                           ------      ------     ------
EXPENSES:
Investment advisory fees (Note 5)......................................       213         242         36
Administration fees (Note 5)...........................................        43          52          7
Distribution fees (Investor shares) (Note 5)...........................         1           4          1
Shareholder services fees (Note 5).....................................        54          65          9
Custodian and accounting fees (Note 5).................................        16          13         21
Legal and audit fees...................................................         5           4          7
Trustees' fees and expenses............................................         1           1         --
Transfer agent fees....................................................        15          22         16
Registration and filing fees...........................................         2           3         --
Printing costs.........................................................         3           4         --
Other..................................................................        --           1          1
                                                                           ------      ------     ------
    Total Expenses.....................................................       353         411         98
Expenses voluntarily reduced (Note 5)..................................      (134)       (160)       (52)
                                                                           ------      ------     ------
    Total expenses before expense reimbursements.......................       219         251         46
    Expense reimbursements.............................................        (6)         --        (11)
                                                                           ------      ------     ------
    Net Expenses.......................................................       213         251         35
                                                                           ------      ------     ------
Net Investment Income..................................................       740         106         61
                                                                           ------      ------     ------
REALIZED/UNREALIZED GAINS ON INVESTMENTS:
Net realized gains on investment transactions..........................       410       4,021        267
Net change in unrealized appreciation on investments...................     4,125       6,791        974
                                                                           ------      ------     ------
Net realized/unrealized gains on investments...........................     4,535      10,812      1,241
                                                                           ------      ------     ------
Change in net assets resulting from operations.........................    $5,275     $10,918     $1,302
                                                                           ======      ======     ======

                       See notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS
                              Amounts in Thousands

                                                       DIVERSIFIED                 U.S. GOVERNMENT
                                                    MONEY MARKET FUND             MONEY MARKET FUND
                                                --------------------------    --------------------------
                                                SIX MONTHS                    SIX MONTHS
                                                   ENDED       YEAR ENDED        ENDED       YEAR ENDED
                                                JANUARY 31,     JULY 31,      JANUARY 31,     JULY 31,
                                                   1997           1996           1997           1996
                                                -----------    -----------    -----------    -----------
                                                (UNAUDITED)                   (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income........................  $   9,733     $   19,481      $   5,196     $   11,248
  Net realized gains on investment
    transactions...............................         --             16              5             15
                                                 ---------     ----------      ---------     ----------
Change in net assets resulting from
  operations...................................      9,733         19,497          5,201         11,263
                                                 ---------     ----------      ---------     ----------
DISTRIBUTIONS TO INVESTOR SHAREHOLDERS:
  From net investment income...................     (3,851)        (7,738)        (1,295)        (3,707)
DISTRIBUTIONS TO FIDUCIARY SHAREHOLDERS:
  From net investment income...................     (5,882)       (11,743)        (3,901)        (7,541)
                                                 ---------     ----------      ---------     ----------
Change in net assets from shareholder
  distributions................................     (9,733)       (19,481)        (5,196)       (11,248)
                                                 ---------     ----------      ---------     ----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued..................    776,212      1,943,043        967,113      1,933,728
  Dividends reinvested.........................      4,245          7,326          1,495          3,487
  Cost of shares redeemed......................   (795,309)    (1,918,325)      (969,865)    (1,918,254)
                                                 ---------     ----------      ---------     ----------
Change in net assets from capital
  transactions.................................    (14,852)        32,044         (1,257)        18,961
                                                 ---------     ----------      ---------     ----------
Change in net assets...........................    (14,852)        32,060         (1,252)        18,976
NET ASSETS:
  Beginning of period..........................    430,727        398,667        227,197        208,221
                                                 ---------     ----------      ---------     ----------
  End of period................................  $ 415,875     $  430,727      $ 225,945     $  227,197
                                                 =========     ==========      =========     ==========

                       See notes to financial statements.

HIGHMARK LOGO

                      STATEMENTS OF CHANGES IN NET ASSETS
                              Amounts in Thousands

                                100% U.S. TREASURY       CALIFORNIA TAX-FREE
                                MONEY MARKET FUND         MONEY MARKET FUND           TAX-FREE FUND
                             ------------------------  ------------------------  ------------------------
                             SIX MONTHS                SIX MONTHS                SIX MONTHS
                                ENDED     YEAR ENDED      ENDED     YEAR ENDED      ENDED     YEAR ENDED
                             JANUARY 31,   JULY 31,    JANUARY 31,   JULY 31,    JANUARY 31,   JULY 31,
                                1997         1996         1997         1996         1997         1996
                             -----------  -----------  -----------  -----------  -----------  -----------
                             (UNAUDITED)               (UNAUDITED)               (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.....  $   6,309   $   13,980    $   2,155    $   4,456    $     636    $   1,224
  Net realized gains
    (losses) on investment
    transactions............         15          (51)          --           --            1           --
                              ---------   ----------    ---------    ---------     --------     --------
Change in net assets
  resulting from
  operations................      6,324       13,929        2,155        4,456          637        1,224
                              ---------   ----------    ---------    ---------     --------     --------
DISTRIBUTIONS TO INVESTOR
  SHAREHOLDERS:
  From net investment
    income..................     (2,484)      (4,948)        (757)      (1,404)        (192)        (400)
DISTRIBUTIONS TO FIDUCIARY
  SHAREHOLDERS:
  From net investment
    income..................     (3,825)      (9,032)      (1,398)      (3,052)        (444)        (824)
                              ---------   ----------    ---------    ---------     --------     --------
Change in net assets from
  shareholder
  distributions.............     (6,309)     (13,980)      (2,155)      (4,456)        (636)      (1,224)
                              ---------   ----------    ---------    ---------     --------     --------
CAPITAL TRANSACTIONS:
  Proceeds from shares
    issued..................    407,698    1,004,680      186,054      343,893       67,853      132,220
  Dividends reinvested......      2,650        4,571          718        1,425          204          419
  Cost of shares redeemed...   (413,194)  (1,014,501)    (179,378)    (339,625)     (65,643)    (131,897)
                              ---------   ----------    ---------    ---------     --------     --------
Change in net assets from
  capital transactions......     (2,846)      (5,250)       7,394        5,693        2,414          742
                              ---------   ----------    ---------    ---------     --------     --------
Change in net assets........     (2,831)      (5,301)       7,394        5,693        2,415          742
NET ASSETS:
  Beginning of period.......    273,963      279,264      151,979      146,286       44,257       43,515
                              ---------   ----------    ---------    ---------     --------     --------
  End of period.............  $ 271,132   $  273,963    $ 159,373    $ 151,979    $  46,672    $  44,257
                              =========   ==========    =========    =========     ========     ========

                       See notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS
                              Amounts in Thousands

                                    BOND FUND            GOVERNMENT BOND FUND       INCOME EQUITY FUND
                             ------------------------  ------------------------  ------------------------
                             SIX MONTHS                SIX MONTHS                SIX MONTHS
                                ENDED     YEAR ENDED      ENDED     YEAR ENDED      ENDED     YEAR ENDED
                             JANUARY 31,   JULY 31,    JANUARY 31,   JULY 31,    JANUARY 31,   JULY 31,
                                1997         1996         1997         1996         1997         1996
                             -----------  -----------  -----------  -----------  -----------  -----------
                             (UNAUDITED)               (UNAUDITED)               (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.....  $   1,879    $   3,766     $   115      $   267     $   3,659    $   7,682
  Net realized gains
    (losses) on investment
    transactions............        (84)        (369)          5           (8)       15,999       19,384
  Net change in unrealized
    appreciation
    (depreciation) on
    investments.............      1,060         (465)         26          (67)       26,664       13,911
                               --------     --------     -------     --------      --------     --------
Change in net assets
  resulting from
  operations................      2,855        2,932         146          192        46,322       40,977
                               --------     --------     -------     --------      --------     --------
DISTRIBUTIONS TO INVESTOR
  SHAREHOLDERS:
  From net investment
    income..................        (26)         (63)        (27)         (53)         (134)        (239)
  From net realized gains on
    investments.............         --           (1)         --           --          (761)        (277)
DISTRIBUTIONS TO FIDUCIARY
  SHAREHOLDERS:
  From net investment
    income..................     (1,759)      (3,703)        (84)        (214)       (3,452)      (7,443)
  From net realized gains on
    investments.............         --          (32)         --           (2)      (19,911)     (11,279)
                               --------     --------     -------     --------      --------     --------
Change in net assets from
  shareholder
  distributions.............     (1,785)      (3,799)       (111)        (269)      (24,258)     (19,238)
                               --------     --------     -------     --------      --------     --------
CAPITAL TRANSACTIONS:
  Proceeds from shares
    issued..................      7,095       15,630         542        1,352        20,543       63,282
  Dividends reinvested......      1,673        3,043         131          266        22,684       17,495
  Cost of shares redeemed...     (8,518)     (16,591)     (2,027)      (1,035)      (23,357)     (54,919)
                               --------     --------     -------     --------      --------     --------
Change in net assets from
  capital transactions......        250        2,082      (1,354)         583        19,870       25,858
                               --------     --------     -------     --------      --------     --------
Change in net assets........      1,320        1,215      (1,319)         506        41,934       47,597
NET ASSETS:
  Beginning of period.......     61,531       60,316       4,490        3,984       272,803      225,206
                               --------     --------     -------     --------      --------     --------
  End of period.............  $  62,851    $  61,531     $ 3,171      $ 4,490     $ 314,737    $ 272,803
                               ========     ========     =======     ========      ========     ========

                       See notes to financial statements.

HIGHMARK LOGO

                      STATEMENTS OF CHANGES IN NET ASSETS
                              Amounts in Thousands

                                  BALANCED FUND              GROWTH FUND           INCOME & GROWTH FUND
                             ------------------------  ------------------------  ------------------------
                             SIX MONTHS                SIX MONTHS                SIX MONTHS
                                ENDED     YEAR ENDED      ENDED     YEAR ENDED      ENDED     YEAR ENDED
                             JANUARY 31,   JULY 31,    JANUARY 31,   JULY 31,    JANUARY 31,   JULY 31,
                                1997         1996         1997         1996         1997         1996
                             -----------  -----------  -----------  -----------  -----------  -----------
                             (UNAUDITED)               (UNAUDITED)               (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.....   $   740      $ 1,217      $   106      $   354      $    61      $   124
  Net realized gains on
    investment
    transactions............       410          446        4,021        3,272          267          628
  Net change in unrealized
    appreciation on
    investments.............     4,125        1,716        6,791          155          974           56
                               -------      -------      -------      -------       ------      -------
Change in net assets
  resulting from
  operations................     5,275        3,379       10,918        3,781        1,302          808
                               -------      -------      -------      -------       ------      -------
DISTRIBUTIONS TO INVESTOR
  SHAREHOLDERS:
  From net investment
    income..................       (12)         (23)          (6)         (21)          (4)          (6)
  From net realized gains on
    investments.............       (10)          --         (229)         (94)         (23)         (14)
DISTRIBUTIONS TO FIDUCIARY
  SHAREHOLDERS:
  From net investment
    income..................      (692)      (1,194)         (92)        (333)         (55)        (118)
  From net realized gains on
    investments.............      (623)          (2)      (3,458)      (1,566)        (334)        (314)
                               -------      -------      -------      -------       ------      -------
Change in net assets from
  shareholder
  distributions.............    (1,337)      (1,219)      (3,785)      (2,014)        (416)        (452)
                               -------      -------      -------      -------       ------      -------
CAPITAL TRANSACTIONS:
  Proceeds from shares
    issued..................     3,910       15,840       10,996       19,239          609        2,923
  Dividends reinvested......     1,454        1,172        3,678        1,965          387          434
  Cost of shares redeemed...    (3,093)      (9,404)      (3,372)      (4,947)        (480)      (4,190)
                               -------      -------      -------      -------       ------      -------
Change in net assets from
  capital transactions......     2,271        7,608       11,302       16,257          516         (833)
                               -------      -------      -------      -------       ------      -------
Change in net assets........     6,209        9,768       18,435       18,024        1,402         (477)
NET ASSETS:
    Beginning of period.....    40,196       30,428       44,338       26,314        6,407        6,884
                               -------      -------      -------      -------       ------      -------
    End of period...........   $46,405      $40,196      $62,773      $44,338      $ 7,809      $ 6,407
                               =======      =======      =======      =======       ======      =======

                       See notes to financial statements.

                                        DIVERSIFIED MONEY MARKET FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                JANUARY 31, 1997
                              Amounts in Thousands
                                  (UNAUDITED)

    PRINCIPAL             SECURITY             AMORTIZED
     AMOUNT              DESCRIPTION             COST
    ---------   -----------------------------  ---------
ASSET BACKED SECURITIES (0.6%):
     $ 3,000    Ford, 5.45%, 11/15/97........  $  3,000
                                               --------
CERTIFICATES OF DEPOSIT (14.4%):
Yankee Certificates of Deposit (14.4%):
      10,000    Dresdner Bank, 5.05%,
                  2/26/97....................    10,000
      10,000    Industrial Bank of Japan YCD,
                  5.45%, 4/3/97..............    10,000
      10,000    Landesbank, 6.03%, 6/13/97...    10,016
      10,000    Rabobank, 5.40%, 4/16/97.....    10,000
       5,000    Sanwa Bank, Ltd., 5.54%,
                  3/10/97....................     5,000
      10,000    Sanwa Bank Yankee CD, 5.44%,
                  2/10/97....................    10,000
       5,000    Societe Generale, 5.50%,
                  4/8/97.....................     5,000
                                               --------
   Total Certificates of Deposit                 60,016
                                               --------
COMMERCIAL PAPER/MASTER DEMAND
  NOTES (81.2%):(a)
Automotive (7.5%):
       5,000    Daimler-Benz North America
                  Corp., 5.32%, 4/17/97......     4,945
       6,500    Daimler-Benz North America
                  Corp., 5.40%, 2/4/97.......     6,495
       5,000    Daimler-Benz North America
                  Corp., 5.31%, 4/16/97......     4,945
      10,000    Ford Motor Credit Corp.,
                  5.29%, 3/13/97.............     9,940
       5,000    Ford Motor Credit Corp.,
                  5.27%, 2/7/97..............     4,996
                                               --------
   Total Automotive                              31,321
                                               --------

    PRINCIPAL             SECURITY             AMORTIZED
     AMOUNT              DESCRIPTION             COST
                                               --------
COMMERCIAL PAPER/MASTER DEMAND
  NOTES, CONTINUED:
Banking (16.5%):
     $ 5,000    ABN Amro North America
                  Finance Inc., 5.36%,
                  7/28/97....................  $  4,868
       5,000    ABN Amro North America
                  Finance Inc., 5.33%,
                  7/9/97.....................     4,883
       5,000    ABN Amro North America
                  Finance Inc., 5.37%,
                  7/9/97.....................     4,882
       5,000    ANZ (DE) Inc., 5.34%,
                  10/3/97....................     4,819
      10,000    Dresdner U.S. Finance Inc.,
                  5.32%, 2/4/97..............     9,996
      10,000    National Australia Funding DE
                  Inc., 5.32%, 4/16/97.......     9,891
      10,000    Toronto Dominion Holdings
                  (USA) Inc., 5.30%,
                  4/4/97.....................     9,909
       5,000    Toronto Dominion Holdings
                  (USA) Inc., 5.32%,
                  5/2/97.....................     4,934
       5,000    Toronto Dominion Holdings
                  (USA) Inc., 5.38%,
                  10/24/97...................     4,802
      10,000    Westpac Capital Corp., 5.36%,
                  7/15/97....................     9,756
                                               --------
   Total Banking                                 68,740
                                               --------
Beverages (4.2%):
       5,000    Bass Finance (C.I.) Ltd.,
                  5.36%, 2/11/97.............     4,993
       5,000    Bass Finance (C.I.) Ltd.,
                  5.35%, 2/12/97.............     4,992
       7,551    Bass Finance (C.I.) Ltd.,
                  5.32%, 2/7/97..............     7,544
                                               --------
   Total Beverages...........................    17,529
                                               --------

                                   Continued

HIGHMARK LOGO              DIVERSIFIED MONEY MARKET FUND

                                JANUARY 31, 1997
                              Amounts in Thousands
                                  (UNAUDITED)

    PRINCIPAL             SECURITY             AMORTIZED
     AMOUNT              DESCRIPTION             COST
    ---------            -----------           ---------
COMMERCIAL PAPER/MASTER DEMAND
  NOTES, CONTINUED:
Business Credit Institutions (15.5%):
     $10,000    American Express Credit
                  Corp., 5.29%, 5/30/97......  $  9,827
       5,000    Apreco Inc., 5.35%,
                  3/12/97....................     4,971
       5,000    Assets Securitization
                  Cooperative Corp., 5.29%,
                  2/12/97....................     4,992
       5,000    Beta Finance Inc., 5.35%,
                  6/30/97....................     4,889
       5,000    Beta Finance Inc., 5.33%,
                  2/27/97....................     4,981
      10,000    Ciesco, L.P., 5.35%,
                  4/7/97.....................     9,903
       5,000    Ciesco, L.P., 5.30%,
                  3/11/97....................     4,972
      10,000    CXC, Inc., 5.41%, 2/20/97....     9,972
       5,000    CXC, Inc., 5.30%, 2/26/97....     4,982
       5,000    CXC, Inc., 5.30%, 2/27/97....     4,981
                                               --------
   Total Business Credit Institutions            64,470
                                               --------
Foreign Governments (5.4%):
      10,000    Province of Alberta, 5.45%,
                  3/17/97....................     9,933
       5,000    Province of British Columbia,
                  5.31%, 2/28/97.............     4,980
       7,500    Western Australia Treasury
                  Corp., 5.29%, 2/13/97......     7,487
                                               --------
   Total Foreign Governments                     22,400
                                               --------
Industrial Goods & Services (3.6%):
      10,000    Akzo Nobel Inc., 5.35%,
                  4/14/97....................     9,893
       5,000    Akzo Nobel Inc., 5.34%,
                  5/9/97.....................     4,928
                                               --------
   Total Industrial Goods & Services             14,821
                                               --------

    PRINCIPAL             SECURITY             AMORTIZED
     AMOUNT              DESCRIPTION             COST
    ---------            -----------           ---------
COMMERCIAL PAPER/MASTER DEMAND
  NOTES, CONTINUED:
Insurance (2.4%):
     $ 5,000    TransAmerica Corp., 5.28%,
                  2/24/97....................  $  4,983
       5,000    TransAmerica Corp., 5.40%,
                  7/14/97....................     4,878
                                               --------
   Total Insurance                                9,861
                                               --------
Mining (1.9%):
       7,734    RTZ America Inc., 5.30%,
                  2/13/97....................     7,720
                                               --------
Multiple Industry (7.1%):
       5,000    BTR Dunlop Finance Inc.,
                  5.35%, 4/7/97..............     4,952
      10,000    BTR Dunlop Finance Inc.,
                  5.37%, 7/7/97..............     9,767
       5,000    General Electric Capital
                  Corp., 5.22%, 5/20/97......     4,922
      10,000    General Electric Capital
                  Corp., 5.27%, 6/2/97.......     9,823
                                               --------
   Total Multiple Industry                       29,464
                                               --------
Printing and Publishing (2.4%):
      10,000    Gannett Co., 5.28%,
                  2/14/97....................     9,981
                                               --------
Real Estate (1.2%):
       5,000    Embarcadero Center Venture
                  (Four), 5.42%, 3/11/97(b)..     4,971
                                               --------
Tobacco and Tobacco Products (2.5%):
      10,495    B.A.T. Capital Corp., 5.28%,
                  2/20/97....................    10,466
                                               --------

                                   Continued

                                        DIVERSIFIED MONEY MARKET FUND

                                JANUARY 31, 1997
                              Amounts in Thousands
                                  (UNAUDITED)

    PRINCIPAL             SECURITY             AMORTIZED
     AMOUNT              DESCRIPTION             COST
    ---------            -----------           ---------
COMMERCIAL PAPER/MASTER DEMAND
  NOTES, CONTINUED:
Trading Company (3.6%):
     $10,000    Cargill Inc., 5.50%,
                  2/3/97.....................  $  9,997
       5,000    Cargill Financial Services
                  Corp., 5.33%, 7/8/97.......     4,884
                                               --------
   Total Trading Company                         14,881
                                               --------
Utility (7.4%):
       5,000    Electricity, 5.38%,
                  2/11/97....................     4,993
      11,000    Electricity, 5.41%,
                  2/11/97....................    10,983
      10,000    National Rural Utilities
                  Co-op. Finance Corp.,
                  5.28%, 3/3/97..............     9,956
       5,000    National Rural Utilities
                  Co-op. Finance Corp.,
                  5.28%, 3/21/97.............     4,965
                                               --------
   Total Utility.............................    30,897
                                               --------
   Total Commercial Paper/Master Demand
     Notes...................................   337,522
                                               --------

    PRINCIPAL             SECURITY             AMORTIZED
     AMOUNT              DESCRIPTION             COST
    ---------            -----------           ---------
MEDIUM TERM NOTES/CORPORATE
  BONDS (1.5%):
Technology (1.5%):
     $ 6,250    IBM Credit Corp., 5.86%,
                  4/14/97*...................  $  6,255
                                               --------
U.S. GOVERNMENT AGENCY (1.2%):
       5,000    FFCB, 5.29%, 10/16/97........     4,811
                                               --------
U.S. TREASURY BILLS (2.4%):
      10,000    4.62%, 2/6/97(a).............     9,994
                                               --------
   Total Investments, at value                  421,598
                                               --------
REPURCHASE AGREEMENTS (1.3):
       5,202    C. S. First Boston Corp.,
                  5.45%, 2/3/97
                  (collateralized by various
                  U.S. Treasury Notes, total
                  par value $5,213; 6.38%-
                  6.75%; market value
                  $5,321)....................     5,202
                                               --------
   Total                                       $426,800 (c)
                                               ========

------------
Percentages indicated are based on net assets of $415,875.

(a) Discount yield at date of purchase.

(b) Backed by an irrevocable, direct pay letter of credit -- DAICHI Kangyo Bank LTD.

(c) Cost for federal income tax and financial reporting purposes are the same.

* Adjustable rate security. The rate reflected on the Schedule of Portfolio Investments is the rate in effect on January 31, 1997.

FFCB -- Federal Farm Credit Bank

                       See notes to financial statements.

HIGHMARK LOGO          U.S. GOVERNMENT MONEY MARKET FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                JANUARY 31, 1997
                              Amounts in Thousands
                                  (UNAUDITED)

  PRINCIPAL               SECURITY             AMORTIZED
   AMOUNT                DESCRIPTION             COST
-------------   -----------------------------  ---------
U.S. TREASURY BILLS (4.4%):
     $10,000    4.62%, 2/6/97*...............  $  9,993
                                               --------
   Total U.S. Treasury Bills                      9,993
                                               --------
U.S. GOVERNMENT AGENCIES (87.2%):
Federal Farm Credit Bank:
       5,000    5.32%, 2/3/97................     5,000
       5,000    5.14%, 6/2/97................     4,914
       6,500    5.28%, 10/30/97..............     6,241
Federal Home Loan Bank:
       5,000    5.21%, 2/4/97................     4,998
       5,000    5.21%, 3/3/97................     4,978
       5,000    5.23%, 7/1/97................     4,891
       5,000    5.23%, 7/8/97................     4,886
       5,000    5.35%, 10/7/97...............     4,816
       5,000    5.28%, 10/27/97..............     4,803
Federal Home Loan Mortgage Corp.:
       5,000    5.23%, 2/3/97................     4,998
       5,000    5.24%, 2/3/97................     4,999
      10,000    5.48%, 2/3/97................     9,997
       5,000    5.22%, 2/19/97...............     4,987
       5,000    5.23%, 2/19/97...............     4,987
       5,000    5.24%, 4/7/97................     4,953
       5,000    5.22%, 4/29/97...............     4,937
Federal National Mortgage Assoc.:
       5,000    5.21%, 2/12/97...............     4,992
       5,000    5.22%, 3/5/97................     4,977
       5,000    5.21%, 3/6/97................     4,976
       5,000    5.28%, 3/7/97................     4,975
       5,000    5.20%, 3/10/97...............     4,973
       5,000    5.22%, 3/14/97...............     4,970

  PRINCIPAL               SECURITY             AMORTIZED
   AMOUNT                DESCRIPTION             COST
-------------   -----------------------------  ---------
U.S. GOVERNMENT AGENCIES, CONTINUED:
Federal National Mortgage Assoc., continued:
     $ 5,000    5.22%, 3/20/97...............  $  4,966
       5,000    5.21%, 4/9/97................     4,952
       5,000    5.18%, 4/11/97...............     4,950
       5,000    5.24%, 4/21/97...............     4,943
       5,000    5.25%, 4/29/97...............     4,937
      20,000    5.06%, 5/5/97(b).............    19,996
       5,000    5.20%, 5/16/97...............     4,925
       5,000    5.23%, 5/27/97...............     4,916
       5,000    5.22%, 6/10/97...............     4,906
       5,600    5.38%, 7/16/97(b)............     5,599
       5,000    5.29%, 12/12/97..............     4,769
Student Loan Marketing Assoc.:
       2,000    5.87%, 4/21/97 *.............     2,002
      10,000    5.33%, 7/18/97 *.............    10,000
                                               --------
   Total U.S. Government Agencies............   197,109
                                               --------
   Total Investments, at value...............   207,102
                                               --------
REPURCHASE AGREEMENTS (8.7%):
      19,513    C.S. First Boston Corp.,
                  5.45%, 2/3/97
                  (collateralized by U.S.
                  Treasury Notes, total par
                  value $18,305; 6.00%-8.50%;
                  market value $19,944)......    19,513
                                               --------
   Total                                       $226,615(a)
                                               ========

------------

Percentages indicated are based on net assets of $225,945.

(a) Cost for federal income tax and financial reporting purposes are the same.

(b) Variable rate securities. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at January 31, 1997.

* Discount yield at date of pruchase.

                       See notes to financial statements.

                                 100% U.S. TREASURY MONEY MARKET FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                JANUARY 31, 1997
                              Amounts in Thousands
                                  (UNAUDITED)

    PRINCIPAL             SECURITY             AMORTIZED
     AMOUNT              DESCRIPTION             COST
    ---------   -----------------------------  ---------
U.S. TREASURY BILLS (36.4%):
     $ 3,049    4.91%, 2/6/97*...............  $  3,047
       3,249    5.01%, 2/6/97*...............     3,247
       2,870    5.11%, 2/6/97*...............     2,868
       4,000    4.98%, 2/13/97*..............     3,993
       5,000    4.99%, 2/13/97*..............     4,992
       4,491    5.01%, 2/20/97*..............     4,479
         578    5.02%, 2/20/97*..............       576
       1,183    4.92%, 2/27/97*..............     1,179
       1,111    4.95%, 2/27/97*..............     1,107
       2,080    4.87%, 3/6/97*...............     2,071
       2,389    4.87%, 3/6/97*...............     2,378
       5,000    4.91%, 3/6/97*...............     4,977
       4,294    4.90%, 3/13/97*..............     4,271
       7,540    4.91%, 3/13/97*..............     7,499
       1,914    4.98%, 3/13/97*..............     1,903
       8,625    4.95%, 3/27/97*..............     8,561
         734    5.02%, 4/3/97*...............       728
       4,676    4.97%, 4/10/97*..............     4,632
       4,154    5.01%, 4/10/97*..............     4,115
         122    5.02%, 4/10/97*..............       121
       1,564    5.00%, 4/17/97*..............     1,548
       1,388    5.03%, 4/17/97*..............     1,373
       2,730    5.09%, 4/17/97*..............     2,701
       5,483    5.03%, 4/24/97*..............     5,420
       5,023    5.01%, 5/1/97*...............     4,961
       1,252    5.02%, 5/1/97*...............     1,236
      10,000    5.02%, 5/1/97*...............     9,876

    PRINCIPAL             SECURITY             AMORTIZED
     AMOUNT              DESCRIPTION             COST
    ---------   -----------------------------  ---------
U.S. TREASURY BILLS, CONTINUED:
     $ 5,000    5.01%, 6/5/97*...............  $  4,914
                                               --------
 Total U.S. Treasury Bills...................    98,773
                                               --------
U.S. TREASURY NOTES (62.8%):
      10,000    4.75%, 2/15/97*..............     9,997
      10,000    4.75%, 2/15/97*..............     9,998
      15,000    4.75%, 2/15/97*..............    14,995
       5,000    6.75%, 2/28/97*..............     5,005
      10,000    6.75%, 2/28/97*..............    10,011
      10,000    6.75%, 2/28/97*..............    10,012
       5,000    6.63%, 3/31/97*..............     5,010
      10,000    6.63%, 3/31/97*..............    10,017
      15,000    6.63%, 3/31/97*..............    15,032
      10,000    6.88%, 3/31/97*..............    10,026
      10,000    8.50%, 4/15/97*..............    10,062
       5,000    6.50%, 4/30/97*..............     5,010
      10,000    6.50%, 4/30/97*..............    10,029
       5,000    6.88%, 4/30/97*..............     5,019
       5,000    6.50%, 5/15/97*..............     5,017
      10,000    6.50%, 5/15/97*..............    10,032
       5,000    5.63%, 6/30/97*..............     5,007
      10,000    5.63%, 6/30/97*..............    10,011
       5,000    5.88%, 7/31/97*..............     5,010
       5,000    5.88%, 7/31/97*..............     5,011
                                               --------
 Total U.S. Treasury Notes                      170,311
                                               --------
 Total                                         $269,084 (a)
                                               ========

------------
Percentages indicated are based on net assets of $271,132.

(a) Cost for federal income tax and financial reporting purposes are the same.

* Discount yield at date of purchase.

                       See notes to financial statements.

HIGHMARK LOGO       CALIFORNIA TAX-FREE MONEY MARKET FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                JANUARY 31, 1997
                              Amounts in Thousands
                                  (UNAUDITED)

       SHARES OR
       PRINCIPAL                                       SECURITY                                      AMORTIZED
        AMOUNT                                       DESCRIPTION                                       COST
       ---------   --------------------------------------------------------------------------------  ---------
MUNICIPAL SECURITIES (92.6%):
California (92.6%):
        $ 4,925    Contra Costa County, Park Regency, Series 1992, 3.70%, 8/1/32, AMT*.............  $  4,925
          3,500    Health Facilities Authority, Enloe Memorial Hospital, 3.25%, 1/1/16*............     3,500
          7,800    Health Facilities Authority, Memorial Health Services, 3.45%, 10/1/24*..........     7,800
          6,700    Health Facilities Authority, Catholic Healthcare West, 3.45%, 7/1/05*...........     6,700
          1,000    Health Facilities Authority, St. Joseph's Health Systems, Series A, 3.55%,           1,000
                     7/1/13*.......................................................................
          1,300    Health Finance Authority, Catholic Healthcare West, 3.45%, 7/1/09*..............     1,300
          6,900    Health Finance Authority, Kaiser Permanente Series, 3.45%, 5/1/28*..............     6,900
          2,200    Health Finance Authority, Pooled Program, Series 1990 A, 3.40%, 9/1/20*.........     2,200
          3,000    Health Finance Authority Pooled Program, Series B, 3.40%, 10/1/10*..............     3,000
          1,800    Health Finance Authority, Santa Barbara Cottage, 3.50%, 9/1/15*.................     1,800
          1,490    Health Finance Authority, Santa Barbara Cottage, Series B, 3.50%, 9/1/05*.......     1,490
          2,900    Kern County Public Facilities, Project Series B, 3.45%, 8/1/06*.................     2,900
          1,900    Lancaster Multi-Family Housing, Westwood Park Apartments, 3.45%, 12/1/07*.......     1,900
          5,100    Los Angeles County Transportation, 3.40%, 7/1/12*...............................     5,100
            700    Los Angeles Multi-Family Housing, Crescent Gardens, 3.30%, 7/1/14*..............       700
          4,300    Los Angeles Multi-Family Housing, Series K, 3.40%, 7/1/10*......................     4,300
          7,500    Los Angeles Multi-Family Housing, Skyline at Southpark Project, 3.65%,               7,500
                     12/1/05*......................................................................
          5,000    Los Angeles Waste Water System Commercial Paper, 3.40%, 3/14/97.................     5,000
          4,600    Metropolitan Water District of Southern California, 3.45%, 6/1/23*..............     4,600
          2,800    Oxnard Housing Authority, Seawind Apartments Project, 3.60%, 12/1/20, AMT*......     2,800
          7,700    Pollution Control Finance Authority, Burney Forest 1988, 3.65%, 9/1/20, AMT*....     7,700
          1,900    Pollution Control Finance Authority, Delano Project 1989, 3.70%, 8/1/19, AMT*...     1,900
          2,200    Pollution Control Finance Authority, Delano Project 1990, 3.70%, 8/1/19, AMT*...     2,200
          3,000    Pollution Control Finance Authority, Delano Project 1991, 3.70%, 8/1/19, AMT*...     3,000
          4,020    Pollution Control Finance Authority, Honey Lake Power Project, Series 88, 3.70%,     4,020
                     9/1/18, AMT*..................................................................
          2,000    Pollution Control Finance Authority, Southern California Edison, Series 85C,         2,000
                     3.50%, 3/1/08.................................................................
          2,600    Pollution Control Finance Authority, Southern California Edison, Series 85C,         2,600
                     3.35%, 3/1/08.................................................................
            200    Pollution Control Revenue -- Shell Oil, 3.55%, 10/1/08, AMT*....................       200

                                   Continued

                    CALIFORNIA TAX-FREE MONEY MARKET FUND

                                JANUARY 31, 1997
                              Amounts in Thousands
                                  (UNAUDITED)

       SHARES OR
       PRINCIPAL                                       SECURITY                                      AMORTIZED
        AMOUNT                                       DESCRIPTION                                       COST
       ---------                                     -----------                                     ---------
MUNICIPAL SECURITIES, CONTINUED:
California, continued:
        $ 1,100    Pollution Control Revenue -- Shell Oil, 3.55%, 10/1/10, AMT*....................  $  1,100
          2,000    Pollution Control Finance Authority, Southern California Edison, Series 85C,         2,000
                     3.55%, 3/1/08.................................................................
          2,000    Pollution Control Finance Authority, Southern California Edison, Series 85C,         2,000
                     3.60%, 3/1/08.................................................................
          3,600    Pollution Control Finance Authority, Southern California Edison, Series 86A,         3,600
                     3.70%, 2/28/08................................................................
          1,000    Pollution Control Finance Authority, Southern California Edison, Series 86B,         1,000
                     3.70%, 2/28/08................................................................
          3,500    SCAPPA, Revenue, 91 Refunding Series, 3.40%, 7/1/19*............................     3,500
          7,000    San Bernardino County, TRANs, 4.50%, 6/30/97....................................     7,020
          2,500    Sacramento County Multi-Family Housing Authority, River Terrace Apartments,          2,500
                     3.65%, 12/1/21*...............................................................
          2,200    Sacramento County Multi-Family Housing, River Oaks Apartments, Series E, 3.70%,      2,200
                     9/15/07*......................................................................
            500    San Jose, Multi-Family Housing, Somerset Park, 3.45%, 11/1/17, AMT*.............       500
          1,500    San Jose, Redevelopment -- Merged Area, 3.60%, 7/1/26*..........................     1,500
          3,000    State of California, General Obligation, 3.15%, 3/25/97.........................     3,000
            300    State of California, Tax Exempt Commercial Paper, 3.35%, 5/20/97................       300
          1,200    State of California, Tax Exempt Commercial Paper, 3.50%, 3/6/97.................     1,200
          4,000    State of California, Tax Exempt Commercial Paper, 3.35%, 2/26/97................     4,000
          4,000    State of California, Tax Exempt Commercial Paper, 3.35%, 3/5/97.................     4,000
          7,265    Statewide Community Development Authority, Series 95A, 3.40%, 5/15/25*..........     7,265
            900    Vacaville Multi-Family Housing, The Sycamores Apartments, 3.30%, 4/1/05*........       900
          1,000    Walnut Creek Multi-Family Housing, Creekside Drive Apartments, 3.30%, 4/1/07*...     1,000
   Total Municipal Securities                                                                         147,620

                                   Continued

HIGHMARK LOGO        CALIFORNIA TAX-FREE MONEY MARKET FUND

                                JANUARY 31, 1997
                              Amounts in Thousands
                                  (UNAUDITED)

       SHARES OR
       PRINCIPAL                                       SECURITY                                      AMORTIZED
        AMOUNT                                       DESCRIPTION                                       COST
       ---------   --------------------------------------------------------------------------------  ---------
INVESTMENT COMPANIES (3.1%):
        $    87    Goldman Sachs California Tax-Exempt Money Market Fund...........................  $     87
          4,746    Provident California Tax-Exempt Money Market Fund...............................     4,746
                                                                                                     --------
  Total Investment Companies                                                                            4,833
                                                                                                     --------
  Total                                                                                              $152,453 (a)
                                                                                                     ========

------------
Percentages indicated are based on net assets of $159,373.

(a)   Cost for federal income tax and financial reporting purposes are the same.
  *   Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at January 31, 1997.
   AMT      Alternative Minimum Tax Paper
   TRANs    Tax Revenue Anticipation Notes

                       See notes to financial statements.

                                                        TAX-FREE FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                JANUARY 31, 1997
                              Amounts in Thousands
                                  (UNAUDITED)

    SHARES OR
    PRINCIPAL                                       SECURITY                                        AMORTIZED
     AMOUNT                                        DESCRIPTION                                        COST
    ---------   ---------------------------------------------------------------------------------   ---------
MUNICIPAL SECURITIES (93.8%):
California (65.5%):
     $    100   California Catholic Healthcare, 3.45%, 7/1/09*...................................    $   100
          400   California Pollution Control Revenue -- Shell Oil Service, 3.55%, 10/1/06,
                  AMT*...........................................................................        400
        1,100   California Pollution Control Revenue -- Shell Oil Service, 3.55%, 10/1/08,
                  AMT*...........................................................................      1,100
          700   California Pollution Control Revenue -- Shell Oil Service, 3.55%, 11/1/00,
                  AMT*...........................................................................        700
          500   Health Facilities Finance Authority, Catholic Healthcare West, 3.45%, 7/1/05*....        500
          700   Health Facilities Finance Authority, Pooled Loan Program, Series B, 3.40%,
                  10/1/10*.......................................................................        700
          200   Health Facilities Finance Authority Revenue, Enloe Memorial Hospital Series A,
                  3.25%, 1/1/16*.................................................................        200
        1,600   Health Facilities Finance Authority Revenue, Kaiser Permanent Series B, 3.45%,
                  5/1/28*........................................................................      1,600
        2,400   Health Facilities Finance Authority Revenue, Memorial Health Services, 3.45%,
                  10/1/24*.......................................................................      2,400
          700   Health Facilities Finance Authority, Santa Barbara Cottage Hospital, 3.50%,
                  9/1/05*........................................................................        700
        1,300   Health Facilities Finance Authority, Santa Barbara Cottage Hospital, 3.50%,
                  9/1/15*........................................................................      1,300
        1,640   Health Facilities Finance Authority, St. Joseph's Health Systems, Series A,
                  3.55%, 7/1/13*.................................................................      1,640
          500   Health Facilities Finance Authority, St. Joseph's Health Systems, Series B,
                  3.60%, 7/1/13*.................................................................        500
        1,500   Irvine Ranch Water District, Series 85B, 3.55%, 10/1/04*.........................      1,500
          600   Irvine Ranch Water District, Series 85B, 3.55%, 10/1/09*.........................        600
          500   Lancaster MFH, West Wood Park Apartments Redevelopment, 3.45%, 12/1/07*..........        500
          400   Los Angeles MFH Crescent Gardens Apartments, 3.30%, 7/1/14*......................        400
        2,000   Los Angeles MFH, Series K, 3.40%, 7/1/10*........................................      2,000
          200   Los Angeles MFH, Skyline at Southpark Project, 3.65%, 12/1/05*...................        200
           80   Pollution Control Finance Authority, Honey Lake Power Project, Series 88,
                  3.70%, 9/1/18, AMT*............................................................         80
        2,100   Pollution Control Finance Authority, Burney Forest 1988, 3.65%, 9/1/20, AMT*.....      2,100
          200   Pollution Control Finance Authority, Delano Project, 1989, 3.70%, 8/1/19, AMT*...        200
          700   Pollution Control Finance Authority, Delano Project, 1990, 3.70%, 8/1/19, AMT*...        700
          900   Pollution Control Finance Authority, Southern California Edison, Series 85C,
                  3.00%, 3/1/08..................................................................        900
        1,000   Pollution Control Finance Authority, Southern California Edison, Series 85D,
                  3.25%, 3/1/08..................................................................      1,000
        1,000   Sacramento Co. Housing Authority, 3.65%, 12/1/21*................................      1,000
          100   San Jose, MFH, Somerset Park, 3.45%, 11/1/17, AMT*...............................        100
        1,800   San Jose, Redevelopment -- Merged Area, 3.60%, 7/1/26*...........................      1,800

                                   Continued

HIGHMARK LOGO                    TAX-FREE FUND

                                JANUARY 31, 1997
                              Amounts in Thousands
                                  (UNAUDITED)

    SHARES OR
    PRINCIPAL                                       SECURITY                                        AMORTIZED
     AMOUNT                                        DESCRIPTION                                        COST
    ---------                                      -----------                                      ---------
MUNICIPAL SECURITIES, CONTINUED:
California, continued:
     $    200   SCAPPA Revenue, 3.40%, 7/1/19*...................................................    $   200
        2,000   Southern California Metropolitan Water District, Series A, 3.45%, 6/1/23*........      2,000
        1,000   State of California General Obligation, 3.10%, 2/13/97...........................      1,000
        2,300   Statewide Community Development Authority, Series 95A, 3.40%, 5/15/25*...........      2,300
          135   West Covina Redevelopment Lakes Public Package, 3.50%, 8/1/18, AMT*..............        135
                                                                                                     -------
                                                                                                      30,555
                                                                                                     -------
Connecticut (3.6%):
        1,700   State Development Authority PCR, Connecticut Light and Power Co. Series 1993B,
                  3.45%, 9/1/28, AMT*............................................................      1,700
                                                                                                     -------
Florida (2.1%):
        1,000   Indian Trace Community Development, Water Management Special Benefit,
                  3.35%, 5/1/10..................................................................      1,000
                                                                                                     -------
Illinois (1.7%):
          800   Illinois Health Facilities Finance Authority, Methodist Medical Center, Series
                  1985B,
                  3.65%, 10/1/14*................................................................        800
                                                                                                     -------
Indiana (1.4%):
          600   City of Sullivan, PCR, 3.20%, 2/3/97.............................................        600
                                                                                                     -------
Louisiana (1.7%):
          800   Public Facilities, Authority for Kenner Hotel, Ltd., 3.65%, 12/1/15*.............        800
                                                                                                     -------
Missouri (2.6%):
        1,200   St. Charles, Sun River Village Apartments, 3.60%, 12/1/07*.......................      1,200
                                                                                                     -------
Nevada (3.2%):
        1,500   Clark County Airport, Sub Lien Revenue, Series 1995A-1, 3.50%, 7/1/25*...........      1,500
                                                                                                     -------
New York (6.2%):
        1,500   Local Government Assistance Corp., Series 1995D, 3.45%, 4/1/25*..................      1,500
          400   New York General Obligation Bonds, Series 1993, 3.75%, 10/1/20*..................        400
        1,000   New York General Obligation Bonds, Series 1993, 3.75%, 10/1/22*..................      1,000
                                                                                                     -------
                                                                                                       2,900
                                                                                                     -------

                                   Continued

                                                        TAX-FREE FUND

                                JANUARY 31, 1997
                              Amounts in Thousands
                                  (UNAUDITED)

    SHARES OR
    PRINCIPAL                                       SECURITY                                        AMORTIZED
     AMOUNT                                        DESCRIPTION                                        COST
    ---------   ---------------------------------------------------------------------------------   ---------
MUNICIPAL SECURITIES, CONTINUED:
Oregon (1.5%):
     $    700   Port Morrow Revenue, Portland General Electric Co., Series A, 3.75%, 10/1/13*....    $   700
                                                                                                     -------
Texas (4.3%):
        2,000   Amoco Gulf Coast Waste Disposal, 3.60%, 10/1/17*.................................      2,000
                                                                                                     -------
   Total Municipal Securities                                                                         43,755
                                                                                                     -------
INVESTMENT COMPANIES (0.7%):
           29   Goldman Sachs Tax Exempt National Fund...........................................         29
          319   SEI Institutional Tax Exempt Money Market Fund...................................        319
                                                                                                     -------
   Total Investment Companies                                                                            348
                                                                                                     -------
   Total                                                                                             $44,103(a)
                                                                                                     =======

------------
Percentages indicated are based on total net assets of $46,672.

(a) Cost for federal income tax and financial reporting purposes are the same.

* Variable rate securities collateralized by bank letters of credit or other bank credit arrangements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect on January 31, 1997.

AMT Alternative Minimum Tax Paper
MFH Multi-Family Housing
PCR Pollution Control Revenue

                       See notes to financial statements.

HIGHMARK LOGO                    BOND FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                JANUARY 31, 1997
                              Amounts in Thousands
                                  (UNAUDITED)

  PRINCIPAL                SECURITY              MARKET
   AMOUNT                 DESCRIPTION             VALUE
-------------   -------------------------------  -------
ASSET BACKED SECURITIES (16.4%):
     $   131    Advanta Mortgage Loan Trust,
                  7.90%, 3/25/07...............  $   131
       1,000    Carco Auto Loan Master Trust,
                  Series 1994-2, 7.88%,
                  8/15/97......................    1,012
       1,125    Contimortgage Home Equity Loan
                  Trust, 8.09%, 9/15/09........    1,143
       1,000    Contimortgage Home Equity Loan
                  Trust, 8.05%, 7/15/12........    1,035
       1,200    EQCC Home Equity Loan Trust,
                  7.80%, 12/15/10..............    1,234
       1,250    EQCC Home Equity Loan Trust,
                  7.40%, 12/15/19..............    1,255
       1,250    Green Tree Financial Corp.,
                  6.80%, 1/15/26...............    1,241
         456    MBNA Credit Card, 7.25%,
                  6/15/99......................      460
         714    Mid State Trust 4, 8.33%,
                  4/1/30.......................      753
         321    Premier Auto Receivable Trust,
                  4.90%, 10/15/98..............      319
       1,000    Standard Credit Card Master
                  Trust, 4.65%, 3/7/99.........    1,000
         336    UCFC Home Equity Loan, 7.78%,
                  12/10/06.....................      339
         360    UFSB Grantor Trust, 5.08%,
                  5/15/00......................      355
                                                 -------
  Total Asset Backed Securities................   10,277
                                                 -------
COLLATERALIZED MORTGAGE OBLIGATIONS (6.1%):
Bear Stearns Secured Investors:
         190    7.50%, 1/20/99.................      189
Country Wide Mortgage:
         899    6.75%, 3/25/08.................      888
GE Capital Mortgage Service, Inc.:
       1,850    6.50%, 1/25/24.................    1,804

  PRINCIPAL                SECURITY              MARKET
   AMOUNT                 DESCRIPTION             VALUE
-------------   -------------------------------  -------
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
Residential Funding Mortgage:
     $   950    6.75%, 11/25/07................  $   928
                                                 -------
  Total Collateralized Mortgage Obligations....    3,809
                                                 -------
CORPORATE BONDS (27.8%):
Automotive (5.4%):
       2,290    General Motors Acceptance
                  Corp., 8.00%, 10/1/99........    2,380
       1,000    Ford Motor Credit -- Global
                  Fund, 7.00%, 9/25/01.........    1,018
                                                 -------
                                                   3,398
                                                 -------
Banking (8.1%):
       1,785    Bank of America, 6.00%,
                  7/15/97......................    1,789
       1,300    Citibank Credit Card, 6.84%,
                  2/10/04......................    1,303
         600    Citicorp, 6.75%, 8/15/05.......      590
         900    U.S. Bancorp, 6.75%,
                  10/15/05.....................      879
         500    First Bank System, Inc., 6.88%,
                  9/15/07......................      489
                                                 -------
                                                   5,050
                                                 -------
Computer Hardware (1.4%):
         800    IBM Corp., 8.38%, 11/1/19......      882
                                                 -------
Financial Services (1.0%):
         650    Golden West Financial, 6.70%,
                  7/1/02.......................      649
                                                 -------
Governments (Foreign) (1.4%):
         825    Hydro-Quebec, 8.05%, 7/7/24....      894
                                                 -------
Industrial Goods & Services (1.3%):
         860    Caterpillar Tractor Co., 6.00%,
                  5/1/07.......................      792
                                                 -------
Retail Stores (5.8%):
         980    J. C. Penney Inc., 6.00%,
                  5/1/06.......................      900
         900    Sears Roebuck Co., 9.25%,
                  8/1/97.......................      914

                                   Continued

                                                            BOND FUND

                                JANUARY 31, 1997
                              Amounts in Thousands
                                  (UNAUDITED)

  PRINCIPAL                SECURITY              MARKET
   AMOUNT                 DESCRIPTION             VALUE
  ---------               -----------            ------
CORPORATE BONDS, CONTINUED:
Retail Stores, continued:
     $ 1,850    Wal-Mart Stores, 6.38%,
                  3/1/03.......................  $ 1,820
                                                 -------
                                                   3,634
                                                 -------
Telecommunications (3.4%):
       1,500    Bell Atlantic-Maryland, 8.00%,
                  10/15/29.....................    1,620
         500    New England Telephone &
                  Telegraph, 7.88%, 11/15/29...      534
                                                 -------
                                                   2,154
                                                 -------
  Total Corporate Bonds........................   17,453
                                                 -------
U.S. GOVERNMENT AGENCIES (26.7%):
Federal Home Loan Bank:
         300    8.38%, 10/25/99................      317
Federal Home Loan Mortgage Corp.:
       1,500    6.25%, 1/15/24.................    1,405
Federal National Mortgage Association:
       1,000    9.05%, 4/10/00.................    1,078
       2,000    6.20%, 9/25/02.................    1,960
       1,750    5.45%, 10/10/03................    1,647
       1,500    6.50%, 3/25/13.................    1,455
       1,548    6.50%, 3/1/24, Pool #276510....    1,479
       1,549    8.50%, 5/1/25, Pool #303300....    1,610
       1,012    6.50%, 5/1/26..................      967
Government National Mortgage Association:
       1,821    6.50%, 6/15/23, Pool #354601...    1,736
         579    6.50%, 12/15/23, Pool #369270..      552
         818    7.50%, 1/15/24, Pool #352844...      820
         148    7.50%, 1/15/24, Pool #360285...      148

  PRINCIPAL                SECURITY              MARKET
   AMOUNT                 DESCRIPTION             VALUE
-------------   -------------------------------  -------
U.S. GOVERNMENT AGENCIES, CONTINUED:
Government National Mortgage Assoc., continued:
     $    34    7.50%, 1/15/24, Pool #362734...  $    34
         296    7.50%, 1/15/24, Pool #368677...      297
         349    7.50%, 2/15/24, Pool #353297...      350
          62    7.50%, 2/15/24, Pool #336245...       62
         852    7.00%, 4/15/24, Pool #392055...      835
                                                 -------
  Total U.S. Government Agencies                  16,752
                                                 -------
U.S. TREASURY BONDS (16.3%):
       1,500    10.38%, 11/15/12...............    1,916
       2,500    7.25%, 5/15/16.................    2,604
       2,360    8.75%, 8/15/20.................    2,863
       2,800    7.13%, 2/15/23.................    2,874
                                                 -------
  Total U.S. Treasury Bonds                       10,257
                                                 -------
U.S. TREASURY NOTES (3.0%):
       1,000    8.13%, 2/15/98.................    1,024
         430    9.00%, 5/15/98.................      447
         420    8.50%, 11/15/00................      452
                                                 -------
  Total U.S. Treasury Notes                        1,923
                                                 -------
  Total Investments, at value                     60,471
                                                 -------
REPURCHASE AGREEMENTS (4.5%):
       2,862    C. S. First Boston Corp.,
                  5.45%, 2/3/97 (collateralized
                  by U.S. Treasury Notes, total
                  par value $2,791;
                  6.38%-8.00%; market value
                  $2,929)......................    2,862
                                                 -------
  Total (cost $62,828) (a)                       $63,333
                                                 =======

------------
Percentages indicated are based on net assets of $62,851.

(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                    Unrealized appreciation............................................   $1,301
                    Unrealized depreciation............................................     (796)
                                                                                          ------
                    Net unrealized appreciation........................................   $  505
                                                                                          ======

                       See notes to financial statements.

HIGHMARK LOGO                              GOVERNMENT BOND FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                JANUARY 31, 1997
                              Amounts in Thousands
                                  (UNAUDITED)

    PRINCIPAL              SECURITY              MARKET
     AMOUNT               DESCRIPTION             VALUE
    ---------   -------------------------------  -------
U.S. GOVERNMENT AGENCIES (93.7%):
Federal Home Loan Bank:
     $   240    9.25%, 11/25/98................  $   254
          50    5.43%, 2/25/99.................       49
         260    6.31%, 4/6/99..................      261
Federal Home Loan Mortgage Corp.:
         315    5.88%, 3/22/00.................      312
Federal National Mortgage Association:
         370    8.20%, 3/10/98.................      379
         255    4.88%, 10/15/98................      251
         215    9.55%, 3/10/99.................      229
         355    8.55%, 8/30/99.................      375
         320    9.05%, 4/10/00.................      345
         300    8.25%, 12/18/00................      319

    PRINCIPAL              SECURITY              MARKET
     AMOUNT               DESCRIPTION             VALUE
    ---------   -------------------------------  -------
U.S. GOVERNMENT AGENCIES, CONTINUED:
Federal National Mortgage Assoc., continued:
     $   200    6.16%, 4/3/01..................  $   198
                                                 -------
                 Total U.S. Government Agencies    2,972
                                                 -------
                    Total Investments, at value    2,972
                                                 -------
REPURCHASE AGREEMENTS (4.2%):
         133    C.S. First Boston Corp., 5.45%,
                  2/3/97 (collateralized by
                  U.S. Treasury Notes, total
                  par value $135; 6.75%; market
                  value $139)..................      133
                                                 -------
                         Total (cost $3,118)(a)   $3,105
                                                 =======

------------

Percentages indicated are based on net assets of $3,171.

(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows (amounts in thousands):

                    Unrealized appreciation.............................................   $  50
                    Unrealized depreciation.............................................     (63)
                                                                                           -----
                    Net unrealized depreciation.........................................   $ (13)
                                                                                           =====

                       See notes to financial statements

                                                   INCOME EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                JANUARY 31, 1997
         (Amounts in Thousands, Except for Shares or Principal Amount)
                                  (UNAUDITED)

      SHARES
        OR
    PRINCIPAL              SECURITY             MARKET
      AMOUNT              DESCRIPTION           VALUE
    ----------    ---------------------------  --------
COMMON STOCKS (97.8%):
Aerospace (1.7%):
       130,500    B.F. Goodrich Co...........  $  5,351
                                               --------
Banks (11.0%):
       201,650    Banc One Corp..............     9,150
        26,200    BankAmerica Corp...........     2,925
       104,500    Fleet Financial Group,
                    Inc......................     5,643
        69,900    J.P. Morgan & Co...........     7,200
        86,000    National City Corp.........     3,902
        98,750    U.S. Bancorp...............     4,499
        21,200    Wachovia Corp..............     1,222
                                               --------
                                                 34,541
                                               --------
Beverages (2.0%):
       147,180    Anheuser-Busch Co..........     6,255
                                               --------
Chemicals -- Petroleum & Inorganic (1.1%):
        43,700    Dow Chemical Co............     3,371
                                               --------
Chemicals -- Specialty (3.0%):
        57,200    Betz Labs, Inc.............     3,346
        86,800    Witco Corp.................     2,582
        42,300    Rohm & Haas Co.............     3,469
                                               --------
                                                  9,397
                                               --------
Commercial Goods & Services (2.1%):
        90,400    National Services
                    Industries, Inc..........     3,469
        51,900    Pitney Bowes Inc...........     2,991
                                               --------
                                                  6,460
                                               --------
Consumer Goods & Services (1.1%):
        27,700    Clorox Co..................     3,286
                                               --------








      SHARES
        OR
    PRINCIPAL              SECURITY             MARKET
      AMOUNT              DESCRIPTION           VALUE
    ----------    ---------------------------  --------
COMMON STOCKS, CONTINUED:
Cosmetics & Toiletries (1.5%):
        58,700    International Flavors &
                    Fragrances, Inc..........     2,605
        53,600    Tenneco Inc................     2,144
                                               --------
                                                  4,749
                                               --------
Electrical Equipment (3.6%):
        73,600    Thomas & Betts Corp........  $  3,450
       103,000    AMP Inc....................     4,197
        35,900    General Electric Co........     3,698
                                               --------
                                                 11,345
                                               --------
Environmental Services (0.9%):
        88,200    Browning-Ferris Industries,
                    Inc......................     2,867
                                               --------
Financial Services (1.4%):
        35,100    Beneficial Corp............     2,360
        55,400    Federal National Mortgage
                    Assoc....................     2,188
                                               --------
                                                  4,548
                                               --------
Food & Related (5.1%):
        98,100    General Mills, Inc.........     6,646
       154,750    H.J. Heinz Co..............     6,229
        46,300    Kellogg Co.................     3,224
                                               --------
                                                 16,099
                                               --------
Forest & Paper Products (4.9%):
        48,200    Georgia-Pacific Corp.......     3,549
        66,170    International Paper Co.....     2,705
       134,300    Weyerhaeuser Co............     6,111
        62,400    Union Camp Corp............     2,956
                                               --------
                                                 15,321
                                               --------

                                   Continued

HIGHMARK LOGO                            INCOME EQUITY FUND

                                JANUARY 31, 1997
         (Amounts in Thousands, Except for Shares or Principal Amount)
                                  (UNAUDITED)

      SHARES
        OR
    PRINCIPAL              SECURITY             MARKET
      AMOUNT              DESCRIPTION           VALUE
    ---------             ------------          ------
COMMON STOCKS, CONTINUED:
Health Care (7.0%):
        86,900    Bristol-Myers Squibb Co....  $ 11,036
        86,900    Pharmacia & Upjohn Co......     3,237
       109,200    American General Corp......     4,354
        53,100    American Home Products
                    Corp.....................     3,365
                                               --------
                                                 21,992
                                               --------
Insurance -- Life (0.9%):
        47,025    Jefferson Pilot Corp.......     2,774
                                               --------
Insurance -- Multiline (2.2%):
        64,300    Marsh & McLennan Cos.,
                    Inc......................     6,928
                                               --------
Insurance -- Property & Casualty (3.5%):
        63,900    Lincoln National Corp......     3,427
        81,500    SAFECO Corp................     3,097
        73,600    St. Paul Cos., Inc.........     4,600
                                               --------
                                                 11,124
                                               --------
Machinery & Equipment (1.4%):
       103,400    Cooper Industries, Inc.....     4,459
                                               --------
Medical Equipment & Supplies (2.1%):
        79,000    Minnesota Mining & Mfg.
                    Co.......................     6,735
                                               --------
Motor Vehicle Parts (3.2%):
       113,200    Genuine Parts Co...........     4,995
       141,900    Chrysler Corp..............     4,949
                                               --------
                                                  9,944
                                               --------
Petroleum -- Domestic (5.8%):
        68,800    Atlantic Richfield Co......     9,099
        86,700    Dresser Industries Inc.....     2,937
        43,500    Phillips Petroleum Co......     1,919
        92,900    Baxter International
                    Inc......................     4,285
                                               --------
                                                 18,240
                                               --------
      SHARES
        OR
    PRINCIPAL              SECURITY             MARKET
      AMOUNT              DESCRIPTION           VALUE
    ---------             ------------          ------
COMMON STOCKS, CONTINUED:
Petroleum -- Internationals (7.9%):
       129,900    Amoco Corp.................  $ 11,301
        46,600    Chevron Corp...............     3,093
        59,800    Exxon Corp.................     6,197
        41,600    Texaco, Inc................     4,404
                                               --------
                                                 24,995
                                               --------
Publishing (4.1%):
       188,800    McGraw-Hill, Inc...........     9,393
        50,700    SmithKline Beecham -- Spons
                    ADR......................     3,663
                                               --------
                                                 13,056
                                               --------
Railroad (0.8%):
        44,400    Union Pacific Corp.........     2,664
                                               --------
Retail -- General Merchandise (4.3%):
       143,600    J.C. Penney, Inc...........     6,803
        82,200    May Department Stores
                    Co.......................     3,658
        60,300    American Brands............     3,074
                                               --------
                                                 13,535
                                               --------
Telecommunications (6.4%):
        26,700    Ameritech Corp.............     1,595
        60,900    Bell Atlantic Corp.........     4,096
        65,900    BellSouth Corp.............     2,924
       109,100    GTE Corp...................     5,128
        75,000    Nynex Corp.................     3,797
        37,570    U.S. West, Inc.............     1,235
        32,400    AT&T Corp..................     1,276
                                               --------
                                                 20,051
                                               --------

                                   Continued

                                                   INCOME EQUITY FUND

                                JANUARY 31, 1997
         (Amounts in Thousands, Except for Shares or Principal Amount)
                                  (UNAUDITED)

      SHARES
        OR
    PRINCIPAL              SECURITY             MARKET
      AMOUNT              DESCRIPTION           VALUE
    ---------             -----------           ------
COMMON STOCKS, CONTINUED:
Utilities -- Electric (6.0%):
       162,600    Baltimore Gas & Electric
                    Co.......................  $  4,472
       156,800    Central & South West
                    Corp.....................     3,959
       123,500    Teco Energy, Inc...........     2,995
       105,900    Texas Utilities Co.........     4,289
       119,500    Wisconsin Energy Corp......     3,092
                                               --------
                                                 18,807
                                               --------
Utilities -- Gas & Pipeline (2.8%):
       132,600    Consolidated Natural Gas
                    Co.......................     7,375
        45,800    Nicor, Inc.................     1,655
                                               --------
                                                  9,030
                                               --------
  Total Common Stocks                           307,924
                                               --------
  Total Investments, at value                   307,924
                                               --------
      SHARES
        OR
    PRINCIPAL              SECURITY             MARKET
      AMOUNT              DESCRIPTION           VALUE
    ----------    ---------------------------  --------
REPURCHASE AGREEMENTS (2.2%):
     6,811,372    First Boston, 5.45%, 2/3/97
                    (collateralized by U.S.
                    Treasury Notes, total par
                    value $5,739; 8.75%;
                    market value $6,958).....  $  6,811
                                               --------
                  Total (cost -- $253,722)(a)  $314,735
                                               ========

------------

Percentages indicated are based on net assets of $314,737.

(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                    Unrealized appreciation..........................................   $ 63,267
                    Unrealized depreciation..........................................     (2,254)
                                                                                        --------
                    Net unrealized appreciation......................................   $ 61,013
                                                                                         =======

ADR -- American Depository Receipt

                       See notes to financial statements.

                                                        BALANCED FUND


                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                JANUARY 31, 1997
         (Amounts in Thousands, Except for Shares or Principal Amount)
                                  (UNAUDITED)

      SHARES
        OR
    PRINCIPAL              SECURITY             MARKET
      AMOUNT              DESCRIPTION           VALUE
    ----------    ---------------------------  --------
ASSET BACKED SECURITIES (3.7%):
    $  190,000    Carco Auto Loan Master
                    Trust, Series 1994-2,
                    7.88%, 8/15/97...........  $    192
       200,000    Contimortgage Home Equity
                    Loan Trust, 8.09%,
                    9/15/09..................       203
       200,000    Contimortgage Home Equity
                    Loan Trust, 7.44%,
                    9/15/12..................       202
       250,000    Green Tree Financial Corp.,
                    6.80%, 1/15/26...........       248
       400,000    Standard Credit Card
                    MasterTrust, 4.65%,
                    3/7/99...................       400
       119,854    UFSB Grantor Trust, 5.08%,
                    5/15/00..................       118
       350,000    E.Q.C.C. Home Equity Loan,
                    7.40%, 12/15/19..........       351
                                               --------
   Total Asset Backed Securities.............     1,714
                                               --------
COLLATERALIZED MORTGAGE OBLIGATIONS (2.1%):
        76,152    Country Wide Mortgage,
                    6.75%, 3/25/08...........        75
       500,000    Federal Home Loan Mortgage
                    Corp., 6.25%, 1/15/24....       468
       250,000    GE Capital Mortgage
                    Service, Inc., 194401,
                    6.50%, 1/25/24...........       244
       175,000    Residential Funding
                    Mortgage, 6.75%, 1992-
                    536, 11/25/07............       171
                                               --------
   Total Collateralized Mortgage
     Obligations.............................       958
                                               --------

      SHARES
        OR
    PRINCIPAL              SECURITY             MARKET
      AMOUNT              DESCRIPTION           VALUE
    ----------    ---------------------------  --------
COMMON STOCKS (54.0%):
Aerospace (0.5%):
         5,800    B.F. Goodrich Co...........  $    237
                                               --------
Air Transportation (0.4%):
         2,600    Federal Express Corp.
                    (b)......................       133
         2,200    Southwest Airlines Co......        48
                                               --------
                                                    181
                                               --------
Banks (4.6%):
         2,970    Banc One Corp..............       135
         4,800    BankAmerica Corp...........       536
         3,300    Chase Manhattan Corp.......       305
         8,000    Fleet Financial Group,
                    Inc......................       432
         1,300    J.P. Morgan & Co...........       134
         3,300    National City Corp.........       150
         6,000    Norwest Corp...............       286
         2,400    Wachovia Corp..............       138
                                               --------
                                                  2,116
                                               --------
Beverages (2.4%):
        12,400    Anheuser-Busch Co..........       527
         4,800    Coca-Cola Co...............       278
         8,200    PepsiCo, Inc...............       286
                                               --------
                                                  1,091
                                               --------
Building Materials (0.4%):
         5,600    Masco Corp.................       192
                                               --------
Business Equipment & Services (0.5%):
         1,900    Dun & Bradstreet Corp......        46
         2,800    Pitney Bowes, Inc..........       161
                                               --------
                                                    207
                                               --------
Capital Equipment (0.3%):
         5,500    Albany International
                    Corp.....................       128
                                               --------

                                   Continued


                                       50
                    BALANCED FUND

                                         BALANCED FUND

                                JANUARY 31, 1997
         (Amounts in Thousands, Except for Shares or Principal Amount)
                                  (UNAUDITED)

      SHARES
        OR
    PRINCIPAL              SECURITY             MARKET
      AMOUNT              DESCRIPTION           VALUE
    ---------             -----------           ------
COMMON STOCKS, CONTINUED:
Chemicals--Petroleum & Inorganic (1.2%):
         1,400    Dow Chemical Co............  $    108
         1,400    DuPont, (E.I.) de Nemours
                    Co.......................       153
         2,200    Hercules Inc...............        97
         5,000    Monsanto Corp..............       189
                                               --------
                                                    547
                                               --------
Chemicals--Specialty (0.4%):
         3,000    Betz Labs, Inc.............       176
                                               --------
Commercial Goods & Services (0.3%):
         3,000    National Services
                    Industries, Inc..........       115
                                               --------
Computers -- Main & Mini (0.7%):
         2,000    International Business
                    Machines Corp............       315
           281    NCR Corporation (b)........        11
                                               --------
                                                    326
                                               --------
Computers (0.6%):
         5,600    Seagate Technology, Inc.
                    (b)......................       288
                                               --------
Computer Software (1.0%):
         1,900    Electronic Data Systems
                    Corp.....................        87
         2,600    Microsoft Corp. (b)........       265
         2,400    Shared Medical Systems
                    Corp.....................       113
                                               --------
                                                    465
                                               --------
Construction Materials (0.5%):
         3,700    Fleetwood Enterprises,
                    Inc......................        99
         2,700    Ingersoll-Rand Co..........       123
                                               --------
                                                    222
                                               --------

      SHARES
        OR
    PRINCIPAL              SECURITY             MARKET
      AMOUNT              DESCRIPTION           VALUE
    ---------             -----------           ------
COMMON STOCKS, CONTINUED:
Cosmetics & Toiletries (0.9%):
         2,900    Colgate-Palmolive Co.......  $    281
         2,600    International Flavors &
                    Fragrances, Inc..........       115
                                               --------
                                                    396
                                               --------
Defense (0.5%):
         5,400    Raytheon Co................       248
                                               --------
Diversified Products (0.2%):
         1,900    Tenneco Inc................        75
                                               --------
Electrical Equipment (4.6%):
         7,600    AMP, Inc...................       310
         2,500    Emerson Electric Co........       247
         7,700    General Electric Co........       793
         4,000    Intel Corp.................       649
         3,300    Thomas & Betts Corp........       155
                                               --------
                                                  2,154
                                               --------
Electronics (0.5%):
         3,700    Motorola, Inc..............       253
                                               --------
Electronic Instruments (0.7%):
         4,100    Texas Instruments, Inc.....       321
                                               --------
Environmental Services (0.4%):
         6,000    Browning-Ferris Industries,
                    Inc......................       195
                                               --------
Financial Services (0.9%):
         7,600    Federal National Mortgage
                    Assoc....................       300
         3,600    Mutual Risk Management
                    Ltd......................       130
                                               --------
                                                    430
                                               --------
Food & Related (1.7%):
         3,700    General Mills, Inc.........       251

                                   Continued

HIGHMARK LOGO                    BALANCED FUND

                                JANUARY 31, 1997
         (Amounts in Thousands, Except for Shares or Principal Amount)
                                  (UNAUDITED)

      SHARES
        OR
    PRINCIPAL              SECURITY             MARKET
      AMOUNT              DESCRIPTION           VALUE
    ---------             ------------          ------
COMMON STOCKS, CONTINUED:
Food & Related, continued:
         6,450    H.J. Heinz Co..............  $    260
         3,000    Hershey Foods Corp.........       127
         1,700    Ralston-Purina Co..........       134
                                               --------
                                                    772
                                               --------
Forest & Paper Products (1.3%):
         2,700    Georgia Pacific Corp.......       199
         2,200    International Paper Co.....        90
         1,500    Kimberly Clark Corp........       146
         4,000    Weyerhaeuser Co............       182
                                               --------
                                                    617
                                               --------
Health Care--General (1.3%):
         2,500    Bristol-Myers Squibb Co.          318
         5,000    Johnson & Johnson                 288
                                               --------
                                                    606
                                               --------
Holdings Company (0.3%):
         2,000    ITT Hartford Group Inc.....       147
                                               --------
Hospital Supply & Management (0.5%):
         6,150    Columbia/HCA Healthcare
                    Corp.                           242
                                               --------
Household--General Products (0.3%):
         6,100    Rubbermaid, Inc............       141
                                               --------
Insurance--Life (0.5%):
         2,250    Jefferson Pilot Corp.......       133
         3,000    American General Corp......       120
                                               --------
                                                    253
                                               --------
Insurance--Multiline (1.0%):
         1,761    Allstate Corp..............       116
         3,300    Marsh & McLennan Cos.,
                    Inc......................       356
                                               --------
                                                    472
                                               --------

      SHARES
        OR
    PRINCIPAL              SECURITY             MARKET
      AMOUNT              DESCRIPTION           VALUE
    ---------             ------------          ------
COMMON STOCKS, CONTINUED:
Insurance--Property & Casualty (1.0%):
         1,500    General Re Corp............  $    242
         2,100    Hartford Steam Boiler
                    Inspection & Insurance
                    Co.......................        97
         1,900    St. Paul Cos., Inc.........       119
                                               --------
                                                    458
                                               --------
Machinery & Equipment (0.8%):
         2,800    Deere & Co.................       120
         6,450    Snap-On, Inc...............       240
                                               --------
                                                    360
                                               --------
Manufacturing (1.2%):
         5,000    Minnesota Mining & Mfg.
                    Co.......................       426
         5,000    Service Corp.
                    International............       145
                                               --------
                                                    571
                                               --------
Medical Equipment & Supplies (0.5%):
         5,000    Baxter International,
                    Inc......................       231
         1,350    Quest Diagnostics, Inc.
                    (b)......................        21
                                               --------
                                                    252
                                               --------
Motor Vehicles (0.6%):
         2,400    Genuine Parts Co...........       106
         5,900    Ford Motor Co..............       190
                                               --------
                                                    296
                                               --------
Multiple Industry (0.8%):
        10,800    Corning, Inc...............       385
                                               --------
Petroleum--Domestic (1.2%):
         1,900    Atlantic Richfield Co......       251
         6,700    Phillips Petroleum Co......       296
                                               --------
                                                    547
                                               --------
Petroleum -- Internationals (3.4%):
         4,600    Amoco Corp.................       400

                                   Continued

                                                        BALANCED FUND

                                JANUARY 31, 1997
         (Amounts in Thousands, Except for Shares or Principal Amount)
                                  (UNAUDITED)

      SHARES
        OR
    PRINCIPAL              SECURITY             MARKET
      AMOUNT              DESCRIPTION           VALUE
    ---------             ------------          ------
COMMON STOCKS, CONTINUED:
Petroleum--Internationals, continued:
         5,600    Chevron Corp...............  $    372
         2,700    Exxon Corp.................       280
         2,000    Mobil Corp.................       263
         2,400    Texaco, Inc................       254
                                               --------
                                                  1,569
                                               --------
Petroleum -- Services (0.9%):
         3,300    Baker Hughes, Inc..........       129
         3,900    Halliburton Co.............       282
                                               --------
                                                    411
                                               --------
Pharmaceuticals (2.7%):
         2,600    Abbott Laboratories........       141
         3,800    Merck & Co., Inc...........       345
         4,100    Pacific Enterprises........       124
         3,300    Pfizer, Inc................       306
         1,800    Schering-Plough Corp.......       136
         2,000    Warner Lambert Co..........       161
         2,700    Convance Inc. (b)..........        51
                                               --------
                                                  1,264
                                               --------
Photographic Equipment (0.3%):
         1,600    Eastman Kodak Co...........       139
                                               --------
Pipelines (0.0%):
           176    El Paso Natural Gas........         9
                                               --------
Publishing (0.8%):
         3,500    Gannett Co., Inc...........       268
         2,500    McGraw-Hill Companies
                    Inc......................       124
                                               --------
                                                    392
                                               --------
Railroad (0.9%):
         3,100    Burlington Northern Santa
                    Fe.......................       271





      SHARES
        OR
    PRINCIPAL              SECURITY             MARKET
      AMOUNT              DESCRIPTION           VALUE
    ---------             ------------          ------
COMMON STOCKS, CONTINUED:
         2,100    Union Pacific Corp.........  $    126
                                               --------
                                                    397
                                               --------
Restaurants (0.2%):
         6,800    Brinker International Inc.
                    (b)......................        74
                                               --------
Retail--General Merchandise (1.2%):
         4,400    J.C. Penney, Inc...........       208
         5,000    Sears Roebuck & Co.........       240
         4,600    Wal-Mart Stores, Inc.......       109
                                               --------
                                                    557
                                               --------
Retail--Specialty Stores (0.2%):
         2,200    Home Depot, Inc............       109
                                               --------
Tobacco (1.1%):
         2,500    Phillip Morris Co., Inc....       297
         6,200    UST, Inc...................       191
                                               --------
                                                    488
                                               --------
Tools (0.3%):
         3,800    Stanley Works..............       144
                                               --------
Toys (0.3%)
         4,250    Mattel, Inc................       120
                                               --------
Transportation--Miscellaneous (0.2%):
         3,600    Ryder System Inc...........       103
                                               --------
Utilities--Electric (2.2%):
         4,600    FPL Group, Inc.............       204
         9,500    PacifiCorp.................       202
         9,000    Potomac Electric Power
                    Co.......................       223
         6,500    Public Service Enterprise
                    Group, Inc...............       178
         5,100    Texas Utilities Co.........       207
                                               --------
                                                  1,014
                                               --------

                                   Continued

HIGHMARK LOGO                     BALANCED FUND

                                JANUARY 31, 1997
         (Amounts in Thousands, Except for Shares or Principal Amount)
                                  (UNAUDITED)

      SHARES
        OR
    PRINCIPAL              SECURITY             MARKET
      AMOUNT              DESCRIPTION           VALUE
    ---------             -----------           ------
COMMON STOCKS, CONTINUED:
Utilities--Gas & Pipeline (0.3%):
         2,600    Consolidated Natural Gas
                    Co.......................  $    145
                                               --------
Utilities -- Telephone (3.5%):
        11,400    AirTouch Communications,
                    Inc. (b).................       295
         3,800    Ameritech Corp.............       227
         4,500    AT&T Corp..................       177
         1,900    Bell Atlantic Corp.........       128
         5,000    BellSouth Corp.............       222
         5,700    GTE Corp...................       268
         1,858    Lucent Technologies,
                    Inc......................       101
         4,000    Network Equipment
                    Technologies, Inc (b)....        83
         3,700    U.S. West, Inc.............       122
                                               --------
                                                  1,623
                                               --------
   Total Common Stocks.......................    25,040
                                               --------
CORPORATE BONDS (6.8%):
Automotive (1.3%):
    $  300,000    Ford Capital, 9.38%,
                    1/1/98...................       309
       305,000    General Motors Acceptance
                    Corp., 8.00%, 10/1/99....       317
                                               --------
                                                    626
                                               --------
Banking (2.3%):
       215,000    Bank of America, 6.00%,
                    7/15/97..................       216
       200,000    Citicorp, 6.75%, 8/15/05...       197
                  First Bank System, 6.88%,
                    9/15/07..................       487
       150,000    U.S. Bancorp, 6.75%,
                    10/15/05.................       146
                                               --------
                                                  1,046
                                               --------

      SHARES
        OR
    PRINCIPAL              SECURITY             MARKET
      AMOUNT              DESCRIPTION           VALUE
    ---------             -----------           ------
CORPORATE BONDS, CONTINUED:
Beverages (0.2%):
    $   95,000    Bass America, Inc., 6.75%,
                    8/1/99...................  $     96
                                               --------
Computer Hardware (0.5%):
       200,000    IBM Corp., 8.38%, 11/1/19..       221
                                               --------
Financial Services (0.2%):
       100,000    Golden West Financial
                    Corp., 6.70%, 7/1/02.....       100
                                               --------
Governments (Foreign) (0.2%):
       100,000    Hydro-Quebec, 8.05%,
                    7/7/24...................       108
                                               --------
Industrial Goods & Services (0.4%):
       205,000    Caterpillar Tractor Co.,
                    6.00%, 5/1/07............       189
                                               --------
Retail Stores (1.0%):
       100,000    J.C. Penney, Inc., 6.00%,
                    5/1/06...................        92
       150,000    Sears Roebuck Co., 9.25%,
                    8/1/97...................       152
       200,000    Wal-Mart Stores, Inc.,
                    6.38%, 3/1/03............       197
                                               --------
                                                    441
                                               --------
Telecommunications (0.7%):
       175,000    Bell Atlantic Maryland,
                    8.00%, 10/15/29..........       189
       125,000    New England Telephone &
                    Telegraph Co., 7.88%,
                    11/15/29.................       133
                                               --------
                                                    322
                                               --------
   Total Corporate Bonds.....................     3,149
                                               --------

                                   Continued

                                                        BALANCED FUND

                                JANUARY 31, 1997
         (Amounts in Thousands, Except for Shares or Principal Amount)
                                  (UNAUDITED)

      SHARES
        OR
    PRINCIPAL              SECURITY             MARKET
      AMOUNT              DESCRIPTION           VALUE
    ---------             -----------           ------
U.S. GOVERNMENT AGENCIES (13.3%):
Federal National Mortgage Assoc.:
    $1,350,000    5.45%, 10/10/03............  $  1,271
       301,007    6.50%, 3/1/24, Pool
                    #276510..................       288
       963,690    8.00%, 7/1/26..............       985
     1,200,000    6.85%, 9/12/05.............     1,180
                                               --------
                                                  3,724
                                               --------
Government National Mortgage Assoc.:
        94,491    6.50%, 2/15/24, Pool
                    #388599..................        90
       459,166    7.50%, 5/15/24, Pool
                    #386494..................       460
       997,789    7.00%, 2/15/26.............       978
       990,001    6.50%, 4/15/26.............       944
                                               --------
                                                  2,472
                                               --------
   Total U.S. Government Agencies............     6,196
                                               --------
U.S. TREASURY BONDS (5.6%):
     1,150,000    7.25%, 5/15/16.............     1,198
       205,000    8.75%, 8/15/20.............       249
     1,125,000    7.13%, 2/15/23.............     1,155
                                               --------
   Total U.S. Treasury Bonds.................     2,602
                                               --------

      SHARES
        OR
    PRINCIPAL              SECURITY             MARKET
      AMOUNT              DESCRIPTION           VALUE
    ----------    ---------------------------  --------
U.S. TREASURY NOTES (7.0%):
    $  200,000    8.13%, 2/15/98.............  $    205
     1,000,000    8.25%, 7/15/98.............     1,034
     1,000,000    5.50%, 4/15/00.............       983
       500,000    8.50%, 11/15/00............       538
       500,000    5.88%, 2/15/04.............       485
                                               --------
   Total U.S. Treasury Notes                      3,245
                                               --------
   Total Investments, at value                   42,904
                                               --------
REPURCHASE AGREEMENTS (6.9%):
     3,213,176    C.S. First Boston Corp.,
                    5.45%, 2/3/97
                    (collateralized by
                    various U.S. Treasury
                    Notes, total par value
                    $3,234; 6.38%; market
                    value $3,286)............     3,213
                                               --------
   Total (cost--$37,878) (a)                    $46,117
                                               ========

------------

Percentages indicated are based on net assets of $46,405.

(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                    Unrealized appreciation..........................................   $  8,690
                    Unrealized depreciation..........................................       (451)
                                                                                        --------
                    Net unrealized appreciation......................................   $  8,239
                                                                                         =======

(b) Represents a non-income producing security.

                       See notes to financial statements.

HIGHMARK LOGO                     GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                JANUARY 31, 1997
         (Amounts in Thousands, Except for Shares or Principal Amount)
                                  (UNAUDITED)

    SHARES OR
    PRINCIPAL             SECURITY              MARKET
     AMOUNT              DESCRIPTION             VALUE
    ---------   -----------------------------  ---------
COMMON STOCKS (98.4%):
Aerospace (1.7%):
       26,290   BF. Goodrich.................  $  1,082
                                               --------
Banks (6.1%):
        2,850   BankAmerica Corp.............       318
       15,255   Chase Manhattan..............     1,411
        8,440   Fleet Financial Group,
                  Inc........................       456
        5,295   Wells Fargo & Co.............     1,613
                                               --------
                                                  3,798
                                               --------
Beverages (4.2%):
        7,020   Anheuser-Busch Co............       298
       21,780   Coca-Cola Co.................     1,261
       29,770   PepsiCo, Inc.................     1,038
                                               --------
                                                  2,597
                                               --------
Business Equipment & Services (0.2%):
        9,080   OfficeMax, Inc. (b)..........       109
                                               --------
Business Services (3.3%):
        5,605   Albany International Corp....       132
        5,990   Danaher Corp.................       300
       18,740   CUC International Inc. (b)...       464
       13,165   Cognizant Corp...............       423
       16,875   Robert Half International
                  Inc. (b)...................       725
                                               --------
                                                  2,044
                                               --------
Capital Equipment (0.9%):
        7,275   Illinois Tool Works..........       594
                                               --------
Computers -- Main & Mini (1.7%):
       12,625   Ceridan Corp. (b)............       477
        5,695   Hewlett Packard Co...........       300
        1,925   International Business
                  Machines...................       303
                                               --------
                                                  1,080
                                               --------

    SHARES OR
    PRINCIPAL             SECURITY              MARKET
     AMOUNT              DESCRIPTION             VALUE
    ---------   -----------------------------  ---------
COMMON STOCKS, CONTINUED:
Computer Hardware (0.5%):
        4,640   3Com Corp. (b)...............  $    311
                                               --------
Computer Software (8.1%):
       11,055   Automatic Data Processing,
                  Inc........................       458
       13,815   Cisco Systems (b)............       963
       12,043   Computer Associates
                  International, Inc.........       546
        4,380   Computer Sciences (b)........       311
       13,300   Electronic Data Systems
                  Corp.......................       612
       12,280   Fiserv Inc. (b)..............       411
        8,530   Microsoft Corp. (b)..........       870
       11,200   Parametric Technology Corp.
                  (b)........................       647
        5,910   Shared Medical Systems
                  Corp.......................       279
                                               --------
                                                  5,097
                                               --------
Computers (1.2%):
       14,630   Seagate Technology (b).......       753
                                               --------
Construction (0.5%):
        6,480   Ingersoll-Rand Co............       296
                                               --------
Consumer Goods & Services (1.1%):
       15,400   Xilinx, Inc. (b).............       701
                                               --------
Cosmetics & Toiletries (4.0%):
        4,720   Avon Products................       296
        6,335   Colgate-Palmolive Co.........       613
       19,738   Gillette Co..................     1,609
                                               --------
                                                  2,518
                                               --------
Electronics (1.5%):
       13,995   Motorola, Inc................       955
                                               --------

                                   Continued

                                                          GROWTH FUND

                                JANUARY 31, 1997
         (Amounts in Thousands, Except for Shares or Principal Amount)
                                  (UNAUDITED)

    SHARES OR
    PRINCIPAL             SECURITY              MARKET
     AMOUNT              DESCRIPTION             VALUE
    ---------            -----------            ------
COMMON STOCKS, CONTINUED:
Electrical Equipment (8.2%):
       14,340   General Electric Co..........  $  1,477
       12,505   Intel Corp...................     2,029
       22,720   National Semiconductor Corp.
                  (b)........................       630
       16,225   Sensormatic Electronics
                  Corp.......................       266
        9,220   Texas Instruments Inc........       723
                                               --------
                                                  5,125
                                               --------
Electronic Components (0.7%):
        8,830   Applied Materials, Inc.
                  (b)........................       436
                                               --------
Entertainment (0.6%):
        3,590   Circus Circus Enterprises,
                  Inc. (b)...................       127
       13,815   Harrah's Entertainment (b)...       269
                                               --------
                                                    396
                                               --------
Financial Services (6.1%):
       10,735   American Express Co..........       670
       15,065   Federal National Mortgage
                  Assoc......................       595
        4,071   Mutual Risk Management
                  Ltd........................       147
       17,900   Travelers Corp...............       938
       32,826   First Data Corp..............     1,182
        5,670   Franklin Resources Inc.......       309
                                               --------
                                                  3,841
                                               --------
Food & Related (0.5%):
        7,250   Hershey Foods................       307
                                               --------


    SHARES OR
    PRINCIPAL             SECURITY              MARKET
     AMOUNT              DESCRIPTION             VALUE
    ---------            -----------            ------
COMMON STOCKS, CONTINUED:
Healthcare -- Drugs (8.1%):
       11,122   Abbott Laboratories..........  $    605
       11,051   Amgen, Inc. (b)..............       623
       14,405   Merck & Co...................     1,307
       10,390   Pfizer, Inc..................       965
       13,050   Schering Plough Corp.........       987
        7,535   Warner-Lambert Co............       607
                                               --------
                                                  5,094
                                               --------
Healthcare -- General (2.2%):
       21,860   Johnson & Johnson............     1,260
        1,890   Medtronic Inc................       129
                                               --------
                                                  1,389
                                               --------
Holdings Company (0.5%):
        4,335   ITT Hartford Group Inc.......       317
                                               --------
Hospital Supply & Management (0.2%):
        3,516   Columbia/HCA Healthcare
                  Corp.......................       139
                                               --------
Hotel Management & Related Services (0.5):
        9,862   Promus Hotel Corp. (b).......       322
                                               --------
Household -- General Products (0.5%):
        2,670   Proctor & Gamble Co..........       308
                                               --------
Insurance -- Life (1.0%):
       15,495   AFLAC Inc....................       619
                                               --------
Insurance -- Multiline (1.2%):
        9,437   Allstate Corp................       620
        1,400   Marsh & McLennan Cos.,
                  Inc........................       151
                                               --------
                                                    771
                                               --------

                                   Continued

HIGHMARK LOGO     GROWTH FUND

                                JANUARY 31, 1997
         (Amounts in Thousands, Except for Shares or Principal Amount)
                                  (UNAUDITED)

    SHARES OR
    PRINCIPAL             SECURITY              MARKET
     AMOUNT              DESCRIPTION             VALUE
    ---------            -----------            ------
COMMON STOCKS, CONTINUED:
Insurance -- Property & Casualty (2.7%):
        6,615   American International Group,
                  Inc........................  $    801
        3,840   General Re Corp..............       620
        4,300   Progressive Corp.............       285
                                               --------
                                                  1,706
                                               --------
Leisure Time Industry (3.7%):
       16,820   The Walt Disney Co...........     1,232
       17,810   Carnival Corp................       655
       25,500   International Game
                  Technology.................       453
                                               --------
                                                  2,340
                                               --------
Manufactured Housing (0.7%):
       22,875   Champion Enterprises Inc.
                  (b)........................       446
                                               --------
Manufacturing (0.4%):
        9,595   Service Corp.
                  International..............       278
                                               --------
Medical Equipment & Supplies (1.2%):
       38,876   Chiron Corp. (b).............       724
                                               --------
Petroleum -- Internationals (3.4%):
       12,548   Amoco Corp...................     1,092
       10,315   Exxon Corp...................     1,069
                                               --------
                                                  2,161
                                               --------
Petroleum -- Services (4.0%):
       15,290   Baker Hughes, Inc............       596
        9,155   Dresser Industries Inc.......       310
       13,245   Halliburton Co...............       959
        5,620   Schlumberger Ltd.............       625
                                               --------
                                                  2,490
                                               --------
    SHARES OR
    PRINCIPAL             SECURITY              MARKET
     AMOUNT              DESCRIPTION             VALUE
    ---------            -----------            ------
                                               --------
COMMON STOCKS, CONTINUED:
Pharmaceuticals (2.4%):
       11,260   ALZA Corp., Class A (b)......  $    325
       12,270   Astra AB, Class A (b)........       587
        4,075   SmithKline Beecham PLC-ADR...       294
       15,740   Convance Inc. (b)............       297
                                               --------
                                                  1,503
                                               --------
Publishing (1.2%):
        9,720   Gannett Co., Inc.............       745
                                               --------
Restaurants (1.5%):
       20,665   McDonald's Corp..............       940
                                               --------
Retail -- Food Stores (1.0%):
       13,010   Safeway, Inc. (b)............       621
                                               --------
Retail -- General Merchandise (3.5%):
       16,905   Kohls Corp...................       657
        6,000   J.C. Penney Co...............       284
       24,020   Price/Costco, Inc. (b).......       640
       12,405   Sears Roebuck & Co...........       595
                                               --------
                                                  2,176
                                               --------
Retail -- Specialty Stores (1.6%):
       15,640   Home Depot, Inc..............       776
        9,045   Toys R Us Inc. (b)...........       226
                                               --------
                                                  1,002
                                               --------
Telecommunications (1.5%):
       17,295   Air Touch Communications Inc.
                  (b)........................       448
        9,259   Lucent Technologies, Inc.....       502
                                               --------
                                                    950
                                               --------
Textiles (0.4%):
        4,915   Cintas Corp..................       280
                                               --------

                                   Continued

                                                          GROWTH FUND

                                JANUARY 31, 1997
         (Amounts in Thousands, Except for Shares or Principal Amount)
                                  (UNAUDITED)

    SHARES OR
    PRINCIPAL             SECURITY              MARKET
     AMOUNT              DESCRIPTION             VALUE
    ---------            -----------            ------
COMMON STOCKS, CONTINUED:
Tires & Rubber Products (0.5%):
        9,410   Pep Boys -- Manny Moe &
                  Jack.......................  $    298
                                               --------
Toys (1.4%):
       30,315   Mattel, Inc..................       852
                                               --------
Utilities -- Telephone (2.0%):
        4,955   Cincinnati Bell Inc..........       307
       20,325   GTE Corp.....................       956
                                               --------
                                                  1,263
                                               --------
Total Common Stocks..........................    61,774
                                               --------
Total Investments, at value..................    61,774
                                               --------
    SHARES OR
    PRINCIPAL             SECURITY              MARKET
     AMOUNT              DESCRIPTION             VALUE
    ---------            -----------            ------

REPURCHASE AGREEMENTS (4.9%):
$3,096,899 C.S. First Boston Corp.,
                5.45%, 2/3/97 (collateralized
                  by U.S. Treasury Notes,
                  total par value $3,070;
                  6.75%; market value
                  $3,161)....................  $  3,097
                                               --------
Total (cost -- $54,163) (a)..................  $ 64,871
                                               ========

------------

Percentages indicated are based on net assets of $62,773.

(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                    Unrealized appreciation..........................................   $ 11,504
                    Unrealized depreciation..........................................       (796)
                                                                                        --------
                    Net unrealized appreciation......................................   $ 10,708
                                                                                         =======

(b) Represents a non-income producing security.

ADR -- American Depository Receipt
PLC -- Public Limited Company

                       See notes to financial statements.

HIGHMARK LOGO                    INCOME & GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                JANUARY 31, 1997
         (Amounts in Thousands, Except for Shares or Principal Amounts)
                                  (UNAUDITED)

    SHARES OR
    PRINCIPAL             SECURITY              MARKET
     AMOUNT              DESCRIPTION             VALUE
    ---------            -----------            ------
COMMON STOCKS (82.1%):
Aerospace (0.9%)
        1,600   B. F. Goodrich Co............  $     66
                                               --------
Air Transportation (0.7%):
        1,000   Federal Express Corp.........        51
                                               --------
Banks (6.6%):
          870   Banc One Corp................        39
          900   BankAmerica Corp.............       100
        1,000   Chase Manhattan Corp.........        93
        2,200   Fleet Financial Group,
                  Inc........................       119
          500   J. P. Morgan & Co............        52
          900   National City Corp...........        41
        1,500   Norwest Corp.................        71
                                               --------
                                                    515
                                               --------
Beverages (4.2%):
        4,000   Anheuser-Busch Co............       170
        1,400   Coca-Cola Co.................        81
        2,200   PepsiCo, Inc.................        77
                                               --------
                                                    328
                                               --------
Building Materials (0.9%):
        2,000   Masco Corp...................        69
                                               --------
Business Equipment & Services (0.5%):
          600   Pitney Bowes, Inc............        35
                                               --------
Chemicals -- Petroleum & Inorganic (1.4%):
          400   Dow Chemical Co..............        31
          400   Du Pont (E.I.) de Nemours
                  Co.........................        44
          700   Hercules Inc.................        31
                                               --------
                                                    106
                                               --------
Chemicals -- Specialty (0.5%):
          700   Betz Labs, Inc...............        41
                                               --------

    SHARES OR
    PRINCIPAL             SECURITY              MARKET
     AMOUNT              DESCRIPTION             VALUE
    ---------            -----------            ------
COMMON STOCKS, CONTINUED:
Commercial Goods & Services (0.5%):
          900   National Services Industries,
                  Inc........................  $     35
                                               --------
Computer -- Main & Mini (1.3%):
          600   International Business
                  Machines Corp..............        94
          112   NCR Corporation (b)..........         4
                                               --------
                                                     98
                                               --------
Computer Software (1.9%):
          600   Electronic Data Systems
                  Corp.......................        28
        1,200   Microsoft Corp. (b)..........       122
                                               --------
                                                    150
                                               --------
Construction Materials & Engineering (0.8%):
        1,100   Fleetwood Enterprises,
                  Inc........................        29
          800   Ingersoll-Rand Co............        37
                                               --------
                                                     66
                                               --------
Cosmetics & Toiletries (1.4%):
          800   Colgate-Palmolive Co.........        77
          800   International Flavors &
                  Fragrances, Inc............        36
                                               --------
                                                    113
                                               --------
Defense (0.8%):
        1,300   Raytheon Co..................        60
                                               --------
Electrical Equipment (7.6%):
        1,600   AMP, Inc.....................        65
          800   Emerson Electric Co..........        79
        2,100   General Electric Co..........       216
        1,200   Intel Corp...................       195
          900   Thomas & Betts Corp..........        42
                                               --------
                                                    597
                                               --------

                                   Continued

                                                 INCOME & GROWTH FUND

                                JANUARY 31, 1997
         (Amounts in Thousands, Except for Shares or Principal Amounts)
                                  (UNAUDITED)

    SHARES OR
    PRINCIPAL             SECURITY              MARKET
     AMOUNT              DESCRIPTION             VALUE
    ---------            -----------            ------
COMMON STOCKS, CONTINUED:
Electronics (1.6%):
        1,800   Motorola, Inc................  $    123
                                               --------
Electronic Instruments (1.2%):
        1,200   Texas Instruments, Inc.......        94
                                               --------
Environment Servies (0.8%):
        1,900   Browning-Ferris Industries,
                  Inc........................        62
                                               --------
Financial Services (1.5%):
        2,000   Federal National Mortgage
                  Association................        79
        1,100   Mutual Risk Management
                  Ltd........................        40
                                               --------
                                                    119
                                               --------
Food & Related (2.3%):
        1,000   General Mills, Inc...........        68
        1,900   H. J. Heinz Co...............        76
          500   Ralston-Purina Co............        39
                                               --------
                                                    183
                                               --------
Forest & Paper Products (2.2%):
        1,000   Georgia-Pacific Corp.........        74
          400   Kimberly Clark Corp..........        39
        1,300   Weyerhaeuser Co..............        59
                                               --------
                                                    172
                                               --------
Health Care -- General (2.0%):
          600   Bristol-Myers Squibb Co......        76
        1,400   Johnson & Johnson Inc........        81
                                               --------
                                                    157
                                               --------
Holdings Company (0.6%):
          600   ITT Hartford Group Inc.......        44
                                               --------
Hospital Supply & Management (0.8%):
        1,500   Columbia/HCA Healthcare
                  Corp.......................        59
                                               --------
    SHARES OR
    PRINCIPAL             SECURITY              MARKET
     AMOUNT              DESCRIPTION             VALUE
    ---------            -----------            ------
COMMON STOCKS, CONTINUED:
Household -- General Products (0.7%):
        2,300   Rubbermaid, Inc..............  $     53
                                               --------
Insurance -- Life (0.4%):
          575   Jefferson Pilot Corp.........        34
                                               --------
Insurance -- Multiline (1.9%):
          756   Allstate Corp................        50
          900   Marsh & McLennan Cos.,
                  Inc........................        97
                                               --------
                                                    147
                                               --------
Insurance -- Property & Casualty (1.1%):
          300   General Re Corp..............        48
          600   St. Paul Cos., Inc...........        38
                                               --------
                                                     86
                                               --------
Machinery & Equipment (1.4%):
          800   Deere & Co...................        34
        2,100   Snap-On, Inc.................        78
                                               --------
                                                    112
                                               --------
Manufacturing (2.2%):
        1,550   Minnesota Mining & Mfg.
                  Co.........................       132
        1,400   Service Corp.
                  International..............        41
                                               --------
                                                    173
                                               --------
Medical Equipment & Supplies (0.8%):
        1,300   Baxter International, Inc....        60
                                               --------
Medical Labs & Testing Services (0.1%):
          337   Quest Diagnostics, Inc.......         5
                                               --------
Motor Vehicle Parts (1.3%):
          850   Genuine Parts Co.............        38
        1,900   Ford Motor Co................        61
                                               --------
                                                     99
                                               --------

                                   Continued

HIGHMARK LOGO                    INCOME & GROWTH FUND

                                JANUARY 31, 1997
         (Amounts in Thousands, Except for Shares or Principal Amounts)
                                  (UNAUDITED)

    SHARES OR
    PRINCIPAL             SECURITY              MARKET
     AMOUNT              DESCRIPTION             VALUE
    ---------            -----------            ------
COMMON STOCKS, CONTINUED:
Multiple Industry (1.2%):
        2,700   Corning, Inc.................  $     96
                                               --------
Petroleum -- Domestic (0.5%):
          300   Atlantic Richfield Co........        40
                                               --------
Petroleum -- Internationals (5.8%):
        1,400   Amoco Corp...................       122
        1,600   Chevron Corp.................       106
          800   Exxon Corp...................        83
          600   Mobile Corp..................        79
          600   Texaco, Inc..................        64
                                               --------
                                                    454
                                               --------
Petroleum -- Services (1.5%):
          900   Baker Hughes, Inc............        35
        1,100   Halliburton Co...............        80
                                               --------
                                                    115
                                               --------
Pharmaceuticals (4.0%):
          900   Merck & Co...................        81
        1,200   Pacific Enterprises..........        35
        1,000   Pfizer, Inc..................        92
          600   Schering-Plough Corp.........        45
          600   Warner-Lambert Co............        48
          600   Convance Inc. (b)............        13
                                               --------
                                                    314
                                               --------
Publishing (1.5%):
        1,100   Gannett Co., Inc.............        84
          700   McGraw-HIll Companies Inc....        35
                                               --------
                                                    119
                                               --------
    SHARES OR
    PRINCIPAL             SECURITY              MARKET
     AMOUNT              DESCRIPTION             VALUE
    ---------            -----------            ------
COMMON STOCKS, CONTINUED:
Railroad (1.5%):
          700   Burlington Northern Santa
                  Fe.........................  $     61
          900   Union Pacific Corp...........        54
                                               --------
                                                    115
                                               --------
Retail -- General Merchandise (1.7%):
        1,300   J. C. Penney, Inc............        62
        1,500   Sears Roebuck & Co...........        72
                                               --------
                                                    134
                                               --------
Retail -- Specialty Stores (0.4%):
          700   Home Depot, Inc..............        35
                                               --------
Telecommunications (5.6%):
        1,800   AT&T Corp....................        71
        3,200   AirTouch Telecommunications
                  (b)........................        83
        1,100   Ameritech Corp...............        66
          600   Bell Atlantic Corp...........        40
        1,600   BellSouth Corp...............        71
        1,500   General Telephone Electric
                  Corp.......................        71
        1,100   U.S. West, Inc...............        36
                                               --------
                                                    438
                                               --------
Tobacco (1.8%):
          700   Phillip Morris Co., Inc......        83
        1,900   UST, Inc.....................        58
                                               --------
                                                    141
                                               --------

                                    Continued

                                                 INCOME & GROWTH FUND

                                JANUARY 31, 1997
         (Amounts in Thousands, Except for Shares or Principal Amounts)
                                  (UNAUDITED)

    SHARES OR
    PRINCIPAL             SECURITY              MARKET
     AMOUNT              DESCRIPTION             VALUE
    ---------            -----------            ------
COMMON STOCKS, CONTINUED:
Utilities -- Electric (3.2%):
        1,400   FPL Group, Inc...............  $     62
        2,600   PacificCorp..................        55
        2,600   Potomac Electric Power Co....        64
        1,600   Texas Utilities Co...........        65
                                               --------
                                                    246
                                               --------
Utilities -- Gas & Pipeline (0.6%):
          800   Consolidated Natural Gas
                  Co.........................        45
           46   El Paso Natural Gas..........         2
                                               --------
                                                     47
                                               --------
   Total Common Stocks                            6,406
                                               --------
   Total Investments, at value                    6,406
                                               --------
    SHARES OR
    PRINCIPAL             SECURITY              MARKET
     AMOUNT              DESCRIPTION             VALUE
    ---------   -----------------------------  ---------

REPURCHASE AGREEMENTS (17.9%):
$1,399,889 C.S. First Boston Corp.,
                5.45%, 2/3/97 (collateralized
                  by U.S. Treasury Notes,
                  total par value $1,395;
                  6.75%; market value
                  $1,437)....................  $  1,400
                                               --------
   Total (cost--$5,779)(a)                     $  7,806
                                               ========

------------
Percentages indicated are based on net assets of $7,809.

(a)  Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows (amounts in thousands):
                Unrealized appreciation...................................................   $2,068
                Unrealized depreciation...................................................      (41)
                                                                                             ------
                Net unrealized appreciation...............................................   $2,027
                                                                                             ======
(b)  Represents a non-income producing security.

HIGHMARK LOGO                  NOTES TO FINANCIAL STATEMENTS

                                JANUARY 31, 1997

                                  (UNAUDITED)

1. ORGANIZATION:

    The HighMark Group (the "Funds") was organized on March 10, 1987 and is registered under the Investment Company Act of 1940 as amended (the "1940 Act"), as a diversified, open-end investment company established as a Massachusetts business trust.

    The Funds are authorized to issue an unlimited number of shares which are units of beneficial interest without par value. The Funds presently offer shares in the Diversified Money Market Fund (formerly Diversified Obligations Fund), the U.S. Government Money Market Fund (formerly U.S. Government Obligations Fund), the 100% U.S. Treasrury Money Market Fund (formerly 100% U.S. Treasury Obligations Fund), the California Tax-Free Money Market Fund (formerly California Tax-Free Fund), the Tax-Free Fund, the Bond Fund, the Government Bond Fund, the Income Equity Fund, the Balanced Fund, the Growth Fund and the Income & Growth Fund (collectively, "the Funds" and individually, "a Fund"). Sales of shares may be made to customers of Union Bank of California, NA ("Union Bank of California") and to its affiliates, to all accounts of its correspondent banks, to institutional investors, and to the general public. Pacific Alliance Capital Management, a division of Union Bank of California, serves as investment adviser to the Funds.

    The investment objective of the Diversified Money Market Fund, the U.S. Government Money Market Fund, and the 100% U.S. Treasury Money Market Fund is to seek current income with liquidity and stability of principal. The Diversified Money Market Fund invests in obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, and additionally invests in other high-quality money market instruments and other unrated instruments deemed to be of comparable high quality by the investment adviser pursuant to guidelines established by the Funds' Board of Trustees. Some of the obligations and money market instruments in which the Diversified Money Market Fund invests may be subject to repurchase agreements. The U.S. Government Money Market Fund invests in obligations issued or guaranteed by the U.S. Treasury, and additionally invests in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. Some of the obligations in which the U.S. Government Money Market Fund invests may be subject to repurchase agreements. The 100% U.S. Treasury Money Market Fund invests exclusively in direct U.S. Treasury obligations guaranteed as to timely payment of principal and interest by the full faith and credit of the U.S. Treasury. The California Tax-Free Money Market Fund's investment objective is to seek as high a level of current interest income free from federal income tax and California personal income tax as is consistent with the preservation of capital and relative stability of principal. The Tax-Free Fund's investment objective is to seek as high a level of current interest income free from federal income taxes as is consistent with the preservation of capital and relative stability of principal. The California Tax-Free Fund and the Tax-Free Fund invest primarily in bonds and notes issued by or on behalf of states (primarily, in the case of the California Tax-Free Fund, the State of California), territories and possessions of the United States, and the

                                   Continued

                                JANUARY 31, 1997

                                  (UNAUDITED)

    District of Columbia and their respective authorities, agencies, instrumentalities and political sub-divisions ("Municipal Securities"). The investment objective of the Bond Fund is to seek current income through investments in long-term, fixed-income securities. The investment objective of the Government Bond Fund is to seek current income and relative stability of principal through investments in short- to intermediate-term U.S. Government Securities. The investment objective of the Income Equity Fund is to seek investments in equity securities that provide current income through the regular payment of dividends, with the goal that the Fund will have a high current yield and a low level of price volatility. Opportunities for long-term growth of asset value is a secondary consideration. The primary investment objective of the Balanced Fund is to seek total return. Conservation of capital is a secondary objective. The investment objective of the Growth Fund is to seek investments in equity securities that provide opportunity for long-term capital appreciation. The production of current income is an incidental objective. The investment objective of the Income and Growth Fund is to seek current income above the average current income of companies included in the Standard & Poor's 500 Stock Index (the "S&P 500") and to seek total return (dividends plus price appreciation) at least equal to that of the S&P 500 while maintaining lower price volatility than the S&P 500. There can, however, be no assurance that any of the Funds' investment objectives will be achieved.

    On December 1, 1990, the Diversified Money Market Fund, the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund, the California Tax-Free Money Market Fund, and the Tax-Free Fund (collectively, "the money market funds") commenced offering Class A Shares and designated existing shares as Class B Shares. As of June 20, 1994, Class A and Class B Shares were designated as "Investor" and "Fiduciary" Shares, respectively. On June 20, 1994, the Bond Fund, the Government Bond Fund, the Income Equity Fund, the Balanced Fund, the Growth Fund and the Income & Growth Fund (collectively, "the variable net asset value funds") commenced offering Investor Shares and designated existing shares as Fiduciary Shares. Investor and Fiduciary Shares represent interests in the same portfolio investments of a Fund and are identical in all respects except that Investor Shares bear the expense, if any, of the distribution fee under the Funds' Distribution Plan (the "Distribution Plan"), which will cause the Investor Shares to have a higher expense ratio and to pay lower dividends than Fiduciary Shares. Investor Shares have certain exclusive voting rights with respect to the Distribution Plan.

    In addition, Investor Shares of the variable net asset value funds are subject to initial sales charges imposed at the time of purchase, in accordance with the Funds' prospectuses.

2. SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of

                                   Continued

HIGHMARK LOGO                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

                                JANUARY 31, 1997

                                  (UNAUDITED)

    financial statements requires management to make estimates and assumptions which affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

   SECURITIES VALUATION:

    Investments in the money market funds are valued at either amortized cost, which approximates market value, or at original cost, which when combined with accrued interest, approximates market value. Under the amortized cost valuation method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the money market funds may not a) purchase any instrument with a remaining maturity greater than thirteen months unless such investment is subject to a demand feature, or b) maintain a dollar weighted average portfolio maturity which exceeds 90 days.

    Investments in common stocks and preferred stocks, corporate notes, commercial paper, and U.S. Government securities of the variable net asset value funds are valued at their market values determined on the basis of the mean of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their net asset values as reported by such companies. Securities, including restricted securities, for which market quotations are not readily available, are valued at fair market value under the supervision of the Funds' Board of Trustees. The differences between cost and market values of investments held by the variable net asset value funds are reflected as either unrealized appreciation or depreciation.

   SECURITIES TRANSACTIONS AND RELATED INCOME:

    Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable for the money market funds, the pro rata amortization of premium. The Funds accrete discounts of securities on the same basis for both financial reporting and federal income tax purposes, with the applicable portion of market discount recognized as ordinary income upon disposition or maturity. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

   REPURCHASE AGREEMENTS:

    The Funds may enter into repurchase agreements with financial institutions, such as banks and broker-dealers, which Pacific Alliance Capital Management deems creditworthy under guidelines approved by the Funds' Board of

                                   Continued

                                JANUARY 31, 1997

                                  (UNAUDITED)

    Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to pledge securities as collateral pursuant to the agreement at not less than 102% of the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

   DISTRIBUTIONS TO SHAREHOLDERS:

    Distributions from net investment income are declared daily and paid monthly for the money market funds. Distributions from net investment income are declared and paid monthly for the variable net asset value funds. Distributable net realized capital gains, if any, are declared and distributed at least annually for each of the Funds.

    Distributions from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for expiring capital loss carryforwards and deferrals of certain losses for income tax purposes.

   FEDERAL INCOME TAXES:

    It is the policy of each of the Funds to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income tax is required.

   OTHER:

    Expenses that are directly related to one of the Funds are charged directly to that Fund and are allocated to each class of shares based on the relative net assets of each class. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

                                   Continued

HIGHMARK LOGO                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

                                JANUARY 31, 1997

                                  (UNAUDITED)

3. PURCHASES AND SALES OF SECURITIES:

    Purchases and sales of securities (excluding short-term securities) for the six months ended January 31, 1997 are as follows:

                                                                           PURCHASES           SALES
                                                                          ------------      ------------
         Bond Fund.....................................................   $  4,065,857      $  3,368,126
         Government Bond Fund..........................................   $          0      $  1,352,555
         Income Equity Fund............................................   $ 65,560,273      $ 65,860,926
         Balanced Fund.................................................   $  4,992,236      $  2,896,506
         Growth Fund...................................................   $ 26,928,117      $ 20,852,443
         Income & Growth Fund..........................................   $    313,930      $  1,170,452

                                   Continued

                                JANUARY 31, 1997

4. CAPITAL SHARE TRANSACTIONS:

    Transactions in capital shares for the Funds for the six months ended January 31, 1997 and the year ended July 31, 1996 were as follows:

                                                                                                   U.S. GOVERNMENT
                                                       DIVERSIFIED MONEY MARKET FUND              MONEY MARKET FUND
                                                     ---------------------------------    ---------------------------------
                                                     SIX MONTHS ENDED     YEAR ENDED      SIX MONTHS ENDED     YEAR ENDED
                                                     JANUARY 31, 1997    JULY 31, 1996    JANUARY 31, 1997    JULY 31, 1996
                                                     ----------------    -------------    ----------------    -------------
                                                       (UNAUDITED)                          (UNAUDITED)
                                                                              Amounts in Thousands
CAPITAL TRANSACTIONS:
  INVESTOR SHARES:
  Proceeds from shares issued........................    $  328,469       $ 1,099,638        $  199,051        $   712,337
  Dividends reinvested...............................         3,923             7,260             1,418              3,476
  Shares redeemed....................................      (367,233)       (1,049,143)         (237,699)          (688,578)
                                                         ---------        -----------         ---------        -----------
  Change in net assets from Investor Share
    transactions.....................................    $  (34,841)      $    57,755        $  (37,230)       $    27,235
                                                         ==========       ===========         =========        ===========
  FIDUCIARY SHARES:
  Proceeds from shares issued........................    $  447,743       $   843,405        $  768,062        $ 1,221,391
  Dividends reinvested...............................           322                66                77                 11
  Shares redeemed....................................      (428,076)         (869,182)         (732,166)        (1,229,676)
                                                         ----------       -----------         ---------        -----------
  Change in net assets from Fiduciary Share
    transactions.....................................    $   19,989       $   (25,711)       $   35,973        $    (8,274)
                                                         ==========       ===========         =========        ===========
SHARE TRANSACTIONS:
  INVESTOR SHARES:
  Issued.............................................       328,469         1,099,638           199,051            712,337
  Reinvested.........................................         3,923             7,260             1,418              3,476
  Redeemed...........................................      (367,23-)       (1,049,143)         (237,699)          (688,578)
                                                         ---------        -----------         ---------        -----------
  Change in Investor Shares..........................       (34,841)           57,755           (37,230)            27,235
                                                         ==========       ===========         =========        ===========
  FIDUCIARY SHARES:
  Issued.............................................       447,743           843,405           768,062          1,221,391
  Reinvested.........................................           322                66                77                 11
  Redeemed...........................................      (428,076)         (869,182)         (732,166)        (1,229,676)
                                                         ----------       -----------         ---------        -----------
  Change in Fiduciary Shares.........................        19,989           (25,711)           35,973             (8,274)
                                                         ==========       ===========         =========        ===========

                                   Continued

HIGHMARK LOGO                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

                                JANUARY 31, 1997

                             100% U.S. TREASURY                   CALIFORNIA TAX-FREE
                              MONEY MARKET FUND                    MONEY MARKET FUND                      TAX-FREE FUND
                      ---------------------------------    ---------------------------------    ---------------------------------
                      SIX MONTHS ENDED     YEAR ENDED      SIX MONTHS ENDED     YEAR ENDED      SIX MONTHS ENDED     YEAR ENDED
                      JANUARY 31, 1997    JULY 31, 1996    JANUARY 31, 1997    JULY 31, 1996    JANUARY 31, 1997    JULY 31, 1996
                      ----------------    -------------    ----------------    -------------    ----------------    -------------
                        (UNAUDITED)                          (UNAUDITED)                          (UNAUDITED)
                                                                 Amounts in Thousands
CAPITAL TRANSACTIONS:
  INVESTOR SHARES:
  Proceeds from shares
    issued............    $  219,547        $ 463,343         $   84,554         $ 120,369          $ 31,279          $  36,847
  Dividends
    reinvested........         2,418            4,526                713             1,419               196                402
  Shares redeemed.....      (233,465)        (455,887)           (78,331)         (108,705)          (37,587)           (33,803)
                          ----------        ---------          ---------         ---------          --------           --------
  Change in net assets
    from Investor
    Share
    transactions......    $  (11,500)       $  11,982         $    6,936         $  13,083          $ (6,112)         $   3,446
                          ==========        =========          =========         =========          ========           ========
  FIDUCIARY SHARES:
  Proceeds from shares
    issued............    $  188,151        $ 541,337         $  101,500         $ 223,524          $ 36,574          $  95,373
  Dividends
    reinvested........           232               45                  5                 6                 8                 17
  Shares redeemed.....      (179,729)        (558,614)          (101,047)         (230,920)          (28,056)           (98,094)
                          ----------        ---------          ---------         ---------          --------           --------
  Change in net assets
    from Fiduciary
    Share
    transactions......    $    8,654        $ (17,232)        $      458         $  (7,390)         $  8,526          $  (2,704)
                          ==========        =========          =========         =========          ========           ========
SHARE TRANSACTIONS:
  INVESTOR SHARES:
  Issued..............       219,547          463,343             84,554           120,369            31,279             36,847
  Reinvested..........         2,418            4,526                713             1,419               196                402
  Redeemed............      (233,465)        (455,887)           (78,331)         (108,705)          (37,587)           (33,803)
                          ----------        ---------          ---------         ---------          --------           --------
  Change in Investor
    Shares............       (11,500)          11,982              6,936            13,083            (6,112)             3,446
                          ==========        =========          =========         =========          ========           ========
  FIDUCIARY SHARES:
  Issued..............       188,151          541,337            101,500           223,524            36,574             95,373
  Reinvested..........           232               45                  5                 6                 8                 17
  Redeemed............      (179,729)        (558,614)          (101,047)         (230,920)          (28,056)           (98,094)
                          ----------        ---------          ---------         ---------          --------           --------
  Change in Fiduciary
    Shares............         8,654          (17,232)               458            (7,390)            8,526             (2,704)
                          ==========        =========          =========         =========          ========           ========

                                   Continued

                                JANUARY 31, 1997

                                  BOND FUND                      GOVERNMENT BOND FUND                  INCOME EQUITY FUND
                      ---------------------------------    ---------------------------------    ---------------------------------
                      SIX MONTHS ENDED     YEAR ENDED      SIX MONTHS ENDED     YEAR ENDED      SIX MONTHS ENDED     YEAR ENDED
                      JANUARY 31, 1997    JULY 31, 1996    JANUARY 31, 1997    JULY 31, 1996    JANUARY 31, 1997    JULY 31, 1996
                      ----------------    -------------    ----------------    -------------    ----------------    -------------
                        (UNAUDITED)                          (UNAUDITED)                          (UNAUDITED)
                                                                 Amounts in Thousands
CAPITAL TRANSACTIONS:
  INVESTOR SHARES:
  Proceeds from shares
    issued............     $    150         $     754          $    316           $ 1,055           $    869          $  10,342
  Dividends
    reinvested........           30                60                31                47                912                501
  Shares redeemed.....         (426)             (177)             (804)              (33)            (1,011)            (5,008)
                           --------          --------           -------           -------           --------           --------
  Change in net assets
    from Investor
    Share
    transactions......     $   (246)        $     637          $   (457)          $ 1,069           $    770          $   5,835
                           ========          ========           =======           =======           ========           ========
  FIDUCIARY SHARES:
  Proceeds from shares
    issued............     $  6,945         $  14,876          $    226           $   297           $ 19,674          $  52,940
  Dividends
    reinvested........        1,643             2,983               100               219             21,772             16,994
  Shares redeemed.....       (8,092)          (16,414)           (1,223)           (1,002)           (22,346)           (49,911)
                           --------          --------           -------           -------           --------           --------
  Change in net assets
    from Fiduciary
    Share
    transactions......     $    496         $   1,445          $   (897)          $  (486)          $ 19,100          $  20,023
                           ========          ========           =======           =======           ========           ========
SHARE TRANSACTIONS:
  INVESTOR SHARES:
  Issued..............           15                71                34               110                 57                721
  Reinvested..........            3                 6                 3                 5                 60                 35
  Redeemed............          (42)              (17)              (86)               (3)               (65)              (344)
                           --------          --------           -------           -------           --------           --------
  Change in Investor
    Shares............          (24)               60               (49)              112                 52                412
                           ========          ========           =======           =======           ========           ========
  FIDUCIARY SHARES:
  Issued..............          666             1,421                24                32              1,292              3,719
  Reinvested..........          158               284                11                22              1,446              1,200
  Redeemed............         (774)           (1,563)             (130)             (104)            (1,467)            (3,529)
                           --------          --------           -------           -------           --------           --------
  Change in Fiduciary
    Shares............           50               142               (95)              (50)             1,271              1,390
                           ========          ========           =======           =======           ========           ========

                                   Continued

HIGHMARK LOGO                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

                                JANUARY 31, 1997

                                BALANCED FUND                         GROWTH FUND                     INCOME & GROWTH FUND
                      ---------------------------------    ---------------------------------    ---------------------------------
                      SIX MONTHS ENDED     YEAR ENDED      SIX MONTHS ENDED     YEAR ENDED      SIX MONTHS ENDED     YEAR ENDED
                      JANUARY 31, 1997    JULY 31, 1996    JANUARY 31, 1997    JULY 31, 1996    JANUARY 31, 1997    JULY 31, 1996
                      ----------------    -------------    ----------------    -------------    ----------------    -------------
                        (UNAUDITED)                          (UNAUDITED)                          (UNAUDITED)
                                                                 Amounts in Thousands
CAPITAL TRANSACTIONS:
  INVESTOR SHARES:
  Proceeds from shares
    issued............     $     83          $   526           $    319           $ 1,796            $   52            $   213
  Dividends
    reinvested........           23               22                228               107                25                 17
  Shares redeemed.....         (150)            (358)              (212)             (370)              (23)               (66)
                           --------         --------           --------          --------             -----            -------
  Change in net assets
    from Investor
    Share
    transactions......     $    (44)         $   190           $    335           $ 1,533            $   54            $   164
                           ========         ========           ========          ========             =====            =======
  FIDUCIARY SHARES:
  Proceeds from shares
    issued............     $  3,827          $15,314           $ 10,677           $17,443            $  557            $ 2,710
  Dividends
    reinvested........        1,431            1,150              3,450             1,858               362                417
  Shares redeemed.....       (2,943)          (9,046)            (3,160)           (4,577)             (457)            (4,124)
                           --------         --------           --------          --------             -----            -------
  Change in net assets
    from Fiduciary
    Share
    transactions......     $  2,315          $ 7,418           $ 10,967           $14,724            $  462            $  (997)
                           ========         ========           ========          ========             =====            =======
SHARE TRANSACTIONS:
  INVESTOR SHARES:
  Issued..............            6               46                 22               143                 5                 17
  Reinvested..........            2                2                 17                 9                 2                  1
  Redeemed............          (12)             (31)               (15)              (29)               (2)                (5)
                           --------         --------           --------          --------             -----            -------
  Change in Investor
    Shares............           (4)              17                 24               123                 5                 13
                           ========         ========           ========          ========             =====            =======
  FIDUCIARY SHARES:
  Issued..............          310            1,321                764             1,397                41                220
  Reinvested..........          116              100                251               154                27                 35
  Redeemed............         (238)            (789)              (226)             (365)              (34)              (343)
                           --------         --------           --------          --------             -----            -------
  Change in Fiduciary
    Shares............          188              632                789             1,186                34                (88)
                           ========         ========           ========          ========             =====            =======

5. RELATED PARTY TRANSACTIONS:

    Investment advisory services are provided to the Funds by Pacific Alliance Capital Management. Under the terms of the investment advisory agreement, Union Bank of California, of which Pacific Alliance Capital Management is a division, is entitled to receive fees based on a percentage of the average net assets of each of the Funds. Union Bank of California also serves as custodian, sub-transfer agent and sub-administrator for the Funds.

                                   Continued

                                JANUARY 31, 1997

                                  (UNAUDITED)

    BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio Limited Partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of The BISYS Group, Inc.

    BISYS, with whom certain officers and trustees of the Funds are affiliated, serves the Funds as administrator. Such officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Funds. Under the terms of the administration agreement, BISYS' fees are computed daily as a percentage of the average net assets of the Funds. BISYS also serves as the Funds' distributor. As distributor, BISYS is entitled to receive fees from the Funds for providing distribution services. For the six months ended January 31, 1997, BISYS received $38,795 for commissions earned on sales of shares of the Funds' variable net asset value funds, of which $2,988 was retained by or reallowed to affiliated parties. BISYS Ohio, serves the Funds as transfer agent and mutual fund accountant. Transfer agent fees are computed on a sliding scale, based upon the number of shareholders.

    The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act pursuant to which each Fund may pay the Distributor as compensation for its services in connection with the Distribution Plan a distribution fee, computed daily and paid monthly, at a maximum annual rate of twenty-five one-hundredths of one percent (0.25%) of the average daily net assets attributable to the Funds' Investor Shares. A Fund's Fiduciary Shares are not subject to the Distribution Plan or a distribution fee. The Distributor has agreed to voluntarily reduce payments to be received pursuant to the Distribution Plan with respect to a money market fund to the extent necessary to ensure that such payments do not exceed the income attributable to such Fund's shares on any day.

    The Funds have also adopted a Shareholder Services Plan permitting payment of compensation to financial institutions that agree to provide certain administrative support services for their customers who are Fund shareholders. Each Fund has entered into a specific arrangement with BISYS for the provision of such services and reimburses BISYS for its cost of providing these services, subject to a maximum annual rate of twenty-five one-hundredths of one percent (0.25%) of each Fund's average daily net assets.

    Fees may be voluntarily reduced or reimbursed to assist the Funds in maintaining competitive expense ratios. Such fees are permanently waived.

    Effective February 15, 1997, SEI Fund Resources and SEI Financial Services Company, respectively, replaced BISYS as Administrator and Distributor, and State Street Bank & Trust Company replaced BISYS as Transfer Agent.

                                   Continued

HIGHMARK LOGO          NOTES TO FINANCIAL STATEMENTS, CONTINUED

                                JANUARY 31, 1997

                                  (UNAUDITED)

    Information regarding these transactions is as follows for the six months ended January 31, 1997 (amounts in thousands):

                                              DIVERSIFIED              U.S. GOVERNMENT          100% U.S. TREASURY
                                           MONEY MARKET FUND          MONEY MARKET FUND          MONEY MARKET FUND
                                        -----------------------    -----------------------    -----------------------
INVESTMENT ADVISORY FEES:
Annual fee (percentage of
  average net assets)................   0.40% 1st $500 million     0.40% 1st $500 million     0.40% 1st $500 million
                                        0.35% next $500 million    0.35% next $500 million    0.35% next $500 million
                                        0.30% remaining            0.30% remaining            0.30% remaining
ADMINISTRATION FEES:
Annual fee (percentage of
  average net assets)................             0.20%                      0.20%                      0.20%
DISTRIBUTION FEES (INVESTOR SHARES):
Annual fee before voluntary
  fee reductions (percentage of
  average net assets)................             0.25%                      0.25%                      0.25%
Voluntary fee reductions.............            $ 205                      $  67                      $ 140
SHAREHOLDER SERVICES FEES:
Annual fee before voluntary
  fee reductions (percentage of
  average net assets)................             0.25%                      0.25%                      0.25%
Voluntary fee reductions.............            $ 480                      $ 266                      $ 329
CUSTODIAN FEES: (percentage of
  average net assets)                   0.02% (minimum $2,500)     0.02% (minimum $2,500)     0.02% (minimum $2,500)
ACCOUNTING FEES: (percentage of
  average net assets)                   0.03% (minimum $40,000)    0.03% (minimum $40,000)    0.03% (minimum $40,000)

                                   Continued

                                JANUARY 31, 1997

                                  (UNAUDITED)

                                                                    CALIFORNIA TAX-FREE
                                                                     MONEY MARKET FUND            TAX-FREE FUND
                                                                  -----------------------    -----------------------
INVESTMENT ADVISORY FEES:
Annual fee before voluntary fee reductions
  (percentage of average net assets)...........................    0.40% 1st $500 million     0.40% 1st $500 million
                                                                   0.35% next $500 million    0.35% next $500 million
                                                                   0.30% remaining            0.30% remaining
Voluntary fee reductions.......................................            $ 115                      $  12
ADMINISTRATION FEES:
Annual fee (percentage of average net assets)..................             0.20%                      0.20%
Voluntary fee reductions.......................................            $  38                      $  23
DISTRIBUTION FEES (INVESTOR SHARES):
Annual fee before voluntary fee reductions
  (percentage of average net assets)...........................             0.25%                      0.25%
Voluntary fee reductions.......................................            $  67                      $  18
SHAREHOLDER SERVICES FEES:
Annual fee before voluntary fee reductions
  (percentage of average net assets)...........................             0.25%                      0.25%
Voluntary fee reductions.......................................            $ 177                      $  52
CUSTODIAN FEES: (percentage of average net assets)                0.02% (minimum $2,500)     0.02% (minimum $2,500)
ACCOUNTING FEES: (percentage of average net assets)               0.03% (minimum $40,000)    0.03% (minimum $40,000)

                                   Continued

HIGHMARK LOGO        NOTES TO FINANCIAL STATEMENTS, CONTINUED

                                JANUARY 31, 1997

                                  (UNAUDITED)

                                               BOND FUND            GOVERNMENT BOND FUND        INCOME EQUITY FUND
                                        -----------------------    -----------------------    -----------------------
INVESTMENT ADVISORY FEES:
Annual fee before voluntary fee
  reductions (percentage of
  average net assets)................     1.00% 1st $40 million      1.00% 1st $40 million      1.00% 1st $40 million
                                          0.60% remaining            0.60% remaining            0.60% remaining
Voluntary fee reductions.............            $ 128                      $  18                      $   1
ADMINISTRATION FEES:
Annual fee (percentage of
  average net assets)................             0.20%                      0.20%                      0.20%
Voluntary fee reductions.............            $  22                      $   4                         --
DISTRIBUTION FEES (INVESTOR SHARES):
Annual fee before voluntary fee
  reductions (percentage of
  average net assets)................             0.25%                      0.25%                      0.25%
Voluntary fee reductions.............            $   1                      $   1                      $  14
SHAREHOLDER SERVICES FEES:
Annual fee before voluntary fee
  reductions (percentage of
  average net assets)................             0.25%                      0.25%                      0.25%
Voluntary fee reductions.............            $  71                      $   4                      $ 347
CUSTODIAN FEES: (percentage of
  average net assets)                   0.02% (minimum $2,500)     0.02% (minimum $2,500)     0.02% (minimum $2,500)
ACCOUNTING FEES: (percentage of
  average net assets)                   0.03% (minimum $40,000)    0.03% (minimum $40,000)    0.03% (minimum $40,000)

                                   Continued

                                JANUARY 31, 1997

                                  (UNAUDITED)

                                             BALANCED FUND               GROWTH FUND           INCOME & GROWTH FUND
                                        -----------------------    -----------------------    -----------------------
INVESTMENT ADVISORY FEES:
Annual fee before voluntary fee
  reductions (percentage of
  average net assets)................     1.00% 1st $40 million      1.00% 1st $40 million      1.00% 1st $40 million
                                          0.60% remaining            0.60% remaining            0.60% remaining
Voluntary fee reductions.............            $  82                      $  94                      $  36
ADMINISTRATION FEES:
Annual fee (percentage of
  average net assets)................             0.20%                      0.20%                      0.20%
Voluntary fee reductions.............               --                         --                      $   7
DISTRIBUTION FEES (INVESTOR SHARES):
Annual fee before voluntary fee
  reductions (percentage of
  average net assets)................             0.25%                      0.25%                      0.25%
Voluntary fee reductions.............            $   1                      $   4                      $   1
SHAREHOLDER SERVICES FEES:
Annual fee before voluntary fee
  reductions (percentage of
  average net assets)................             0.25%                      0.25%                      0.25%
Voluntary fee reductions.............            $  51                      $  62                      $   8
CUSTODIAN FEES: (percentage of
  average net assets)                     0.02% (minimum $2,500)     0.02% (minimum $2,500)     0.02% (minimum $2,500)
ACCOUNTING FEES: (percentage of
  average net assets)                     0.03% (minimum $40,000)    0.03% (minimum $40,000)    0.03% (minimum $40,000)

6. CONCENTRATION OF CREDIT RISK:

    The California Tax-Free Money Market Fund invests substantially all of its assets in a diversified portfolio of tax-exempt debt obligations primarily consisting of securities issued by the State of California, its municipalities, counties, and other taxing districts. The issuers' abilities to meet their obligations may be affected by domestic and foreign or California economic, regional and political developments.

                                   Continued

HIGHMARK            NOTES TO FINANCIAL STATEMENTS, CONTINUED

                                JANUARY 31, 1997

                                  (UNAUDITED)

    At January 31, 1997, The California Tax-Free Fund had the following concentrations by industry sector (as a percentage of total investments):

         TAX-EXEMPT                                                                      CALIFORNIA
         INDUSTRY CLASS                                                                 TAX-FREE FUND
         ---------------------------------------------------------------------------     -------------
         Hospitals..................................................................          23.70
         Housing....................................................................          21.50
         Governments................................................................          13.60
         Utilities -- Electric......................................................          11.60
         Resource Recovery..........................................................           7.00
         Utilities -- Water & Sewer.................................................           6.80
         Industrial Developments....................................................           6.30
         Pollution Control..........................................................           5.00
         Transportation & Shipping..................................................           3.40
         Money Markets..............................................................           0.80
         Public Facilities -- Parks & Recreation....................................           0.30
                                                                                              -----
                                                                                             100.00%

7. PLAN OF REORGANIZATION:

    At a meeting held on October 18, 1996, the Trustees of the Funds unanimously approved an Agreement and Plan of Reorganization (the "Plan") by and between the Funds and the Stepstone Funds. The Plan provides for the transfer of all of the assets of certain Stepstone Funds to corresponding HighMark Funds (formerly the HighMark Group) in exchange for Fiduciary and Retail shares (collectively, "Shares") of such HighMark Funds and the assumption by such HighMark Funds of all of the liabilities of such Stepstone Funds, followed by the dissolution and liquidation of such Stepstone Funds and the distribution of Shares of such HighMark Funds to the shareholders of such Stepstone Funds. Approval of the Plan will be considered by Stepstone shareholders at a meeting scheduled for Friday, April 11, 1997.

    At a meeting held on December 4, 1996, the Trustees of the Funds unanimously approved the liquidation of the HighMark Income and Growth Fund and the HighMark Government Bond Fund. The liquidation of such Funds' assets was presented to shareholders for consideration and was approved at a special meeting held on March 12, 1997. All liquidated assets minus outstanding liabilities and taxes were distributed pro rata to each Fund's shareholders and thereafter, each Fund was terminated on March 21, 1997.

    At a meeting held on December 4, 1996, the Trustees of the Funds unanimously determined that it was in the best interests of the HighMark Tax-Free Fund and its shareholders to combine the assets of the HighMark Tax-Free Fund and the HighMark California Tax-Free Fund into the HighMark California Tax-Free Fund as of 4:00 p.m. Eastern time on February 24, 1997.

                                   Continued

                           DIVERSIFIED MONEY MARKET FUND

                              FINANCIAL HIGHLIGHTS

                                                                          YEAR ENDED JULY 31,
                  FOR THE           ------------------------------------------------------------------------------------------------
             SIX MONTHS ENDED
             JANUARY 31, 1997               1996                     1995                     1994                     1993
           ---------------------    ---------------------    ---------------------    ---------------------    ---------------------
           INVESTOR    FIDUCIARY    INVESTOR    FIDUCIARY    INVESTOR    FIDUCIARY    INVESTOR    FIDUCIARY    INVESTOR    FIDUCIARY
           --------    ---------    --------    ---------    --------    ---------    --------    ---------    --------    ---------
           (UNAUDITED)
NET
 ASSET
VALUE,
 BEGINNING
 OF
 PERIOD... $   1.00    $   1.00     $   1.00    $   1.00     $   1.00    $   1.00     $   1.00    $   1.00     $   1.00    $   1.00
           --------    --------     --------    --------     --------    --------     --------    --------     --------    --------
INVESTMENT
ACTIVITIES
Net
investment
 income...   0.0236      0.0236        0.049       0.049        0.049       0.049        0.028       0.028        0.027       0.027
           --------    --------     --------    --------     --------    --------     --------    --------     --------    --------
DISTRIBUTIONS
From
 net
 investment
 income...  (0.0236)    (0.0236)      (0.049)     (0.049)      (0.049)     (0.049)      (0.028)     (0.028)      (0.027)     (0.027)
           --------    --------     --------    --------     --------    --------     --------    --------     --------    --------
NET
 ASSET
VALUE,
 END OF
 PERIOD... $   1.00    $   1.00     $   1.00    $   1.00     $   1.00    $   1.00     $   1.00    $   1.00     $   1.00    $   1.00
           ========    ========     ========    ========     ========    ========     ========    ========     ========    ========

Total
Return...      2.39%(b)    2.39%(b)     5.01%       5.01%        4.99%       4.99%        2.88%       2.88%        2.75%       2.75%
RATIOS/
 SUPPLEMENTARY
 DATA:
 Net Assets
   at end of
   period
   (000)...$151,112    $264,763     $185,952    $244,775     $128,191    $270,476     $875,725    $228,934     $ 77,589    $254,034
Ratio
 of
 expenses
 to
 average
 net
 assets...     0.76%(a)    0.76%(a)     0.75%       0.75%        0.74%       0.74%        0.74%       0.74%        0.72%       0.72%
Ratio
 of net
 investment
 income
 to average
 net
 assets...     4.69%(a)    4.69%(a)     4.89%       4.91%        4.92%       4.88%        2.83%       2.83%        2.72%       2.72%
Ratio
 of
 expenses
 to average
 net
 assets*...    1.24%(a)    0.99%(a)     1.23%       0.99%        1.23%       0.98%        1.14%       0.89%        0.79%       0.73%
Ratio
 of net
 investment
 income
 to average
 net
 assets*...    4.21%(a)    4.46%(a)     4.41%       4.67%        4.43%       4.64%        2.42%       2.67%        2.65%       2.71%

---------------

*During the period, certain expenses were voluntarily reduced. If such voluntary expense reductions had not occurred, the ratios would have been as indicated.

(a) Annualized.

(b) Not Annualized.

                       See notes to financial statements.

HIGHMARK LOGO           U.S. GOVERNMENT MONEY MARKET FUND

                              FINANCIAL HIGHLIGHTS

                                                                           YEAR ENDED JULY 31,
                   FOR THE           -----------------------------------------------------------------------------------------------
              SIX MONTHS ENDED
              JANUARY 31, 1997               1996                     1995                     1994                     1993
            ---------------------    ---------------------    ---------------------    ---------------------    --------------------
            INVESTOR    FIDUCIARY    INVESTOR    FIDUCIARY    INVESTOR    FIDUCIARY    INVESTOR    FIDUCIARY    INVESTOR   FIDUCIARY
            --------    ---------    --------    ---------    --------    ---------    --------    ---------    --------   ---------
                 (UNAUDITED)
NET
 ASSET
VALUE,
 BEGINNING
 OF
 PERIOD...  $   1.00    $   1.00     $   1.00    $   1.00     $   1.00    $   1.00     $   1.00    $   1.00     $   1.00   $   1.00
            --------    --------     --------    --------     --------    --------     --------    --------     --------   --------
INVESTMENT
ACTIVITIES
 Net
 investment
  income...   0.0229      0.0229        0.048       0.048        0.048       0.048        0.027       0.027        0.027      0.027
            --------    --------     --------    --------     --------    --------     --------    --------     --------   --------
DISTRIBUTIONS
 From
   net
   investment
   income..  (0.0229)    (0.0229)     (0.048)      (0.048)      (0.048)     (0.048)      (0.027)     (0.027)      (0.027)    (0.027)
            --------    --------     --------    --------     --------    --------     --------    --------     --------   --------
NET
 ASSET
VALUE,
 END OF
 PERIOD...  $   1.00    $   1.00     $   1.00    $   1.00     $   1.00    $   1.00     $   1.00    $   1.00     $   1.00   $   1.00
            ========    ========     ========    ========     ========    ========     ========    ========     ========   ========
Total
Return...       2.31%(b)    2.32%(b)     4.86%       4.88%        4.86%       4.87%        2.74%       2.74%        2.72%      2.72%

RATIOS/
 SUPPLEMENTARY
 DATA:
 Net
Assets
   at end of
   period
   (000)... $ 38,486    $187,459     $ 75,714    $151,483     $ 48,474    $159,747     $ 24,055    $162,094     $ 37,332   $166,182
 Ratio
   of
   expenses
   to average
   net
   assets...    0.79%(a)    0.77%(a)     0.79%       0.77%        0.78%       0.78%        0.77%       0.78%        0.71%      0.71%
 Ratio
   of net
   investment
   income
   to average
   net
   assets...    4.55%(a)    4.56%(a)     4.77%       4.76%        4.82%       4.76%        2.63%       2.70%        2.67%      2.67%
 Ratio
   of
   expenses
   to average
   net
   assets*...   1.26%(a)    1.01%(a)     1.26%       1.00%        1.27%       1.02%        1.17%       0.94%        0.79%      0.74%
 Ratio
   of net
   investment
   income
   to average
   net
   assets*...   4.08%(a)    4.32%(a)     4.30%       4.53%        4.33%       4.52%        2.23%       2.54%        2.59%      2.65%

---------------

*During the period, certain expenses were voluntarily reduced. If such voluntary expense reductions had not occurred, the ratios would have been as indicated.

(a) Annualized.

(b) Not annualized.

                       See notes to financial statements.

                                 100% U.S. TREASURY MONEY MARKET FUND

                              FINANCIAL HIGHLIGHTS

                                                                          YEAR ENDED JULY 31,
                  FOR THE           ------------------------------------------------------------------------------------------------
             SIX MONTHS ENDED
             JANUARY 31, 1997               1996                     1995                     1994                     1993
           ---------------------    ---------------------    ---------------------    ---------------------    ---------------------
           INVESTOR    FIDUCIARY    INVESTOR    FIDUCIARY    INVESTOR    FIDUCIARY    INVESTOR    FIDUCIARY    INVESTOR    FIDUCIARY
           --------    ---------    --------    ---------    --------    ---------    --------    ---------    --------    ---------
                 (UNAUDITED)
NET
 ASSET
VALUE,
 BEGINNING
 OF
 PERIOD... $   1.00    $   1.00     $   1.00    $   1.00     $   1.00    $   1.00     $   1.00    $   1.00     $   1.00    $   1.00
           --------    --------     --------    --------     --------    --------     --------    --------     --------    --------
INVESTMENT
ACTIVITIES
 Net
 investment
  income...  0.0223      0.0223        0.046       0.046        0.046       0.046        0.026       0.026        0.026       0.026
           --------    --------     --------    --------     --------    --------     --------    --------     --------    --------
DISTRIBUTIONS
 From
   net
   investment
   income.. (0.0223)    (0.0223)      (0.046)     (0.046)      (0.046)     (0.046)      (0.026)     (0.026)      (0.026)     (0.026)
           --------    --------     --------    --------     --------    --------     --------    --------     --------    --------
NET
 ASSET
VALUE,
 END OF
 PERIOD... $   1.00    $   1.00     $   1.00    $   1.00         1.00    $   1.00     $   1.00    $   1.00     $   1.00    $   1.00
           ========    ========     ========    ========     ========    ========     ========    ========     ========    ========
Total
Return...      2.26%(b)    2.26%(b)     4.74%       4.74%        4.69%       4.69%        2.68%       2.68%        2.64%       2.64%

RATIOS/
 SUPPLEMENTARY
 DATA:
 Net
Assets at
   end of
   period
(000)...   $ 89,129    $182,003     $100,623    $173,340     $ 88,660    $190,604     $ 39,157    $160,721     $ 32,629    $191,946
 Ratio
   of
   expenses
   to average
   net
   assets...   0.75%(a)    0.75%(a)     0.74%       0.74%        0.73%       0.73%        0.74%       0.74%        0.67%       0.67%
 Ratio
   of net
   investment
   income
   to average
   net
   assets...   4.43%(a)    4.43%(a)     4.64%       4.64%        4.68%       4.60%        2.68%       2.63%        2.60%       2.60%
 Ratio
   of
   expenses
   to average
   net
   assets*...  1.23%(a)    0.98%(a)     1.23%       0.97%        1.22%       0.97%        1.15%       0.90%        0.75%       0.72%
 Ratio
   of net
   investment
   income
   to average
   net
   assets*...  3.95%(a)    4.20%(a)     4.15%       4.41%        4.19%       4.36%        2.27%       2.48%        2.52%       2.55%

---------------

*During the period, certain expenses were voluntarily reduced. If such voluntary expense reductions had not occurred, the ratios would have been as indicated.

(a) Annualized.

(b) Not annualized.

                       See notes to financial statements.

HIGHMARK LOGO       CALIFORNIA TAX-FREE MONEY MARKET FUND

                              FINANCIAL HIGHLIGHTS

                                                                          YEAR ENDED JULY 31,
                  FOR THE           ------------------------------------------------------------------------------------------------
             SIX MONTHS ENDED
             JANUARY 31, 1997               1996                     1995                     1994                     1993
           ---------------------    ---------------------    ---------------------    ---------------------    ---------------------
           INVESTOR    FIDUCIARY    INVESTOR    FIDUCIARY    INVESTOR    FIDUCIARY    INVESTOR    FIDUCIARY    INVESTOR    FIDUCIARY
           --------    ---------    --------    ---------    --------    ---------    --------    ---------    --------    ---------
                   (UNAUDITED)
NET
 ASSET
VALUE,
 BEGINNING
 OF
 PERIOD... $   1.00    $   1.00     $   1.00    $   1.00     $   1.00    $   1.00     $   1.00    $   1.00     $   1.00    $   1.00
           --------    --------     --------    --------     --------    --------     --------    --------     --------    --------
INVESTMENT
ACTIVITIES
 Net
 investment
  income...  0.0141      0.0141        0.029       0.029        0.031       0.031        0.020       0.020        0.021       0.021
           --------    --------     --------    --------     --------    --------     --------    --------     --------    --------
DISTRIBUTIONS
 From
   net
   investment
   income.. (0.0141)    (0.0141)      (0.029)     (0.029)      (0.031)     (0.031)      (0.020)     (0.020)      (0.021)     (0.021)
           --------    --------     --------    --------     --------    --------     --------    --------     --------    --------
NET
 ASSET
VALUE,
 END OF
 PERIOD... $   1.00    $   1.00     $   1.00    $   1.00     $   1.00    $   1.00     $   1.00    $   1.00     $   1.00    $   1.00
           ========    ========     ========    ========     ========    ========     ========    ========     ========    ========
Total
Return...      1.42%(b)    1.42%(b)     2.91%       2.91%        3.16%       3.16%        1.99%       1.99%        2.13%       2.13%

RATIOS/
 SUPPLEMENTARY
 DATA:
 Net
Assets at
   end of
   period
   (000)...$ 60,562    $ 98,811     $ 53,627    $ 98,352     $ 40,544    $105,742     $ 31,521    $114,993     $ 44,410    $142,939
 Ratio
   of
   expenses
   to average
   net
   assets...   0.58%(a)    0.58%(a)     0.55%       0.55%        0.50%       0.50%        0.50%       0.50%        0.44%       0.44%
 Ratio
   of net
   investment
   income
   to average
   net
   assets...   2.81%(a)    2.81%(a)     2.89%       2.88%        3.14%       3.11%        1.96%       1.96%        2.08%       2.08%
 Ratio
   of
   expenses
   to average
   net
   assets*...  1.26%(a)    1.01%(a)     1.25%       1.00%        1.26%       1.01%        1.18%       0.93%        0.79%       0.73%
 Ratio
   of net
   investment
   income
   to average
   net
   assets*...  2.13%(a)    2.38%(a)     2.19%       2.43%        2.38%       2.60%        1.28%       1.53%        1.73%       1.78%

---------------

*During the period, certain expenses were voluntarily reduced. If such voluntary expense reductions had not occurred, the ratios would have been as indicated.

(a) Annualized.

(b) Not annualized.

                       See notes to financial statements.

                                                        TAX-FREE FUND

                              FINANCIAL HIGHLIGHTS

                                                                          YEAR ENDED JULY 31,
                  FOR THE           ------------------------------------------------------------------------------------------------
             SIX MONTHS ENDED
             JANUARY 31, 1997               1996                     1995                     1994                     1993
           ---------------------    ---------------------    ---------------------    ---------------------    ---------------------
           INVESTOR    FIDUCIARY    INVESTOR    FIDUCIARY    INVESTOR    FIDUCIARY    INVESTOR    FIDUCIARY    INVESTOR    FIDUCIARY
           --------    ---------    --------    ---------    --------    ---------    --------    ---------    --------    ---------
               (UNAUDITED)
NET
 ASSET
 VALUE,
 BEGINNING
 OF
 PERIOD... $   1.00    $   1.00     $   1.00    $   1.00     $   1.00    $   1.00     $   1.00    $   1.00     $   1.00    $   1.00
           --------    --------     --------    --------     --------    --------     --------    --------     --------    --------
INVESTMENT
ACTIVITIES
 Net
 investment
  income...  0.0137      0.0137        0.028       0.028        0.030       0.030        0.019       0.019        0.021       0.021
           --------    --------     --------    --------     --------    --------     --------    --------     --------    --------
DISTRIBUTIONS
 From
   net
   investment
   income.. (0.0137)    (0.0137)      (0.028)     (0.028)      (0.030)     (0.030)      (0.019)     (0.019)      (0.021)     (0.021)
           --------    --------     --------    --------     --------    --------     --------    --------     --------    --------
NET
 ASSET
 VALUE,
 END OF
 PERIOD... $   1.00    $   1.00     $   1.00    $   1.00     $   1.00    $   1.00     $   1.00    $   1.00     $   1.00    $   1.00
           ========    ========     ========    ========     ========    ========     ========    ========     ========    ========
Total
Return...      1.37%(b)    1.37%(b)     2.87%       2.87%        3.00%       3.00%        1.96%       1.96%        2.16%       2.16%

RATIOS/
SUPPLEMENTARY
 DATA:
 Net
Assets at
   end of
   period
   (000)...$ 10,037    $ 36,635     $ 16,148    $ 28,109     $ 12,702    $ 30,813     $ 20,032    $ 30,285     $ 40,010    $ 29,799
 Ratio
   of
   expenses
   to average
   net
   assets...   0.76%(a)    0.76%(a)     0.77%       0.76%        0.73%       0.73%        0.69%       0.69%        0.53%       0.53%
 Ratio
   of net
   investment
   income
   to average
   net
   assets...   2.72%(a)    2.68%(a)     2.81%       2.86%        2.90%       2.95%        1.93%       1.95%        2.12%       2.12%
 Ratio
   of
   expenses
   to average
   net
   assets*...  1.38%(a)    1.13%(a)     1.42%       1.16%        1.39%       1.14%        1.27%       1.02%        0.96%       0.84%
 Ratio
   of net
   investment
   income
   to average
   net
   assets*...  2.10%(a)    2.31%(a)     2.16%       2.46%        2.24%       2.54%        1.36%       1.62%        1.69%       1.82%

---------------

*During the period, certain expenses were voluntarily reduced. If such voluntary expense reductions had not occurred, the ratios would have been as indicated.

(a) Annualized.

(b) Not annualized.

                       See notes to financial statements.

HIGHMARK LOGO                    BOND FUND

                              FINANCIAL HIGHLIGHTS

                                                 FOR THE
                                                SIX MONTHS
                                            ENDED JANUARY 31,              YEAR ENDED                 YEAR ENDED
                                                   1997                  JULY 31, 1996              JULY 31, 1995
                                          ----------------------     ----------------------     ----------------------
                                          INVESTOR     FIDUCIARY     INVESTOR     FIDUCIARY     INVESTOR     FIDUCIARY
                                          --------     ---------     --------     ---------     --------     ---------
                                          (UNAUDITED)
NET ASSET VALUE,
 BEGINNING OF PERIOD.....................  $10.15       $ 10.23       $10.29       $ 10.38       $10.04       $ 10.11
                                           ------       -------       ------       -------       ------       -------
INVESTMENT ACTIVITIES
 Net investment income...................  $ 0.27       $  0.29         0.69          0.66         0.66          0.64
 Net realized and unrealized gains
   (losses) on investments...............    0.20          0.19        (0.18)        (0.16)        0.23          0.27
                                           ------       -------       ------       -------       ------       -------
   Total from Investment Activities......    0.47          0.48         0.51          0.50         0.89          0.91
                                           ------       -------       ------       -------       ------       -------
DISTRIBUTIONS
 From net investment income..............   (0.30)        (0.30)       (0.65)        (0.65)       (0.64)        (0.64)
 From net realized gains.................      --            --           --            --           --            --
 In excess of net realized gains.........      --            --           --            --           --            --
                                           ------       -------       ------       -------       ------       -------
   Total Distributions...................   (0.30)         0.30        (0.65)        (0.65)       (0.64)        (0.64)
                                           ------       -------       ------       -------       ------       -------
NET ASSET VALUE, END OF PERIOD...........  $10.32       $ 10.41       $10.15       $ 10.23       $10.29       $ 10.38
                                           ======       =======       ======       =======       ======       =======
Total Return (excludes sales charges)....    4.68%(e)      4.74%(e)     4.95%         4.81%        9.29%         9.43%

RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000).......  $  926       $61,925       $1,157       $60,374       $  558       $59,758
 Ratio of expenses to average net
   assets................................    0.88%(d)      0.88%(d)     0.89%         0.89%        0.92%         0.92%
 Ratio of net investment income to
   average net assets....................    6.03%(d)      6.02%(d)     6.10%         6.10%        6.29%         6.35%
 Ratio of expenses to average net
   assets*...............................    1.84%(d)      1.59%(d)     1.85%         1.61%        1.89%         1.64%
 Ratio of net investment income to
   average net assets*...................    5.07%(d)      5.31%(d)     5.14%         5.38%        5.32%         5.62%
 Portfolio turnover(f)...................    5.73%         5.73%       20.88%        20.88%       36.20%        36.20%

                                            JUNE 20,         YEAR          YEAR
                                             1994 TO         ENDED        ENDED
                                            JULY 31,       JULY 31,      JULY 31,
                                           1994(a)(b)       1994(b)        1993
                                           -----------     ---------     --------
                                            INVESTOR       FIDUCIARY     INVESTOR
                                           -----------     ---------     --------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....................    $ 10.12        $ 11.13      $ 11.02
                                             -------        -------      -------
INVESTMENT ACTIVITIES
 Net investment income...................       0.07           0.63         0.70
 Net realized and unrealized gains
   (losses) on investments...............      (0.05)         (0.97)        0.35
                                             -------        -------      -------
   Total from Investment Activities......       0.02          (0.34)        1.05
                                             -------        -------      -------
DISTRIBUTIONS
 From net investment income..............      (0.10)         (0.63)       (0.70)
 From net realized gains.................         --          (0.01)       (0.24)
 In excess of net realized gains.........         --          (0.04)          --
                                             -------        -------      -------
   Total Distributions...................      (0.10)         (0.68)       (0.94)
                                             -------        -------      -------
NET ASSET VALUE, END OF PERIOD...........    $ 10.04        $ 10.11      $ 11.13
                                             =======        =======      =======
Total Return (excludes sales charges)....      (3.81)%(c)     (3.14)%      10.07%

RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000).......    $     7        $64,185      $33,279
 Ratio of expenses to average net
   assets................................       0.99%(d)       0.86%        0.93%
 Ratio of net investment income to
   average net assets....................       5.77%(d)       6.11%        6.41%
 Ratio of expenses to average net
   assets*...............................       2.96%(d)       1.37%        1.55%
 Ratio of net investment income to
   average net assets*...................       3.80%(d)       5.60%        5.79%
 Portfolio turnover(f)...................      44.33%         44.33%       58.81%

---------------

(a) Period from commencement of operations.

(b) On June 20, 1994, the Bond Fund commenced offering Investor Shares and designated existing shares as Fiduciary Shares.

(c) Represents total return for the Fiduciary shares for the period from August 1, 1993 to June 19, 1994, plus the total return for the Investor Shares for the period from June 20, 1994 to July 31, 1994.

(d) Annualized.

(e) Not annualized.

(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 * During the period, certain expenses were voluntarily reduced. If such voluntary expense reductions had not occurred, the ratios would have been as indicated.

                       See notes to financial statements.

                                                 GOVERNMENT BOND FUND

                              FINANCIAL HIGHLIGHTS

                                                 FOR THE
                                                SIX MONTHS
                                            ENDED JANUARY 31,              YEAR ENDED                 YEAR ENDED
                                                   1997                  JULY 31, 1996              JULY 31, 1995
                                          ----------------------     ----------------------     ----------------------
                                          INVESTOR     FIDUCIARY     INVESTOR     FIDUCIARY     INVESTOR     FIDUCIARY
                                          --------     ---------     --------     ---------     --------     ---------
                                               (UNAUDITED)
NET ASSET VALUE,
 BEGINNING OF PERIOD.....................  $ 9.28       $  9.35       $ 9.43       $  9.50       $ 9.36       $  9.44
                                           ------       -------       ------       -------       ------       -------
INVESTMENT ACTIVITIES
 Net investment income...................    0.29          0.27         0.62          0.60         0.66          0.60
 Net realized and unrealized gains
   (losses) on investments...............    0.07          0.09        (0.18)        (0.16)        0.01          0.06
                                           ------       -------       ------       -------       ------       -------
   Total from Investment Activities......    0.36          0.36         0.44          0.44         0.67          0.66
                                           ------       -------       ------       -------       ------       -------
DISTRIBUTIONS
 From net investment income..............   (0.29)        (0.29)       (0.59)        (0.59)       (0.60)        (0.60)
                                           ------       -------       ------       -------       ------       -------
NET ASSET VALUE, END OF PERIOD...........  $ 9.35       $  9.42       $ 9.28       $  9.35       $ 9.43       $  9.50
                                           ======       =======       ======       =======       ======       =======
Total Return (excludes sales charges)....    3.95%(e)      3.92%(e)     4.79%         4.75%        7.47%         7.30%

RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000).......  $  656       $ 2,515       $1,104       $ 3,386       $   68       $ 3,916
 Ratio of expenses to average net
   assets................................    0.85%(c)      0.85%(c)     0.85%         0.85%        0.85%         0.85%
 Ratio of net investment income to
   average net assets....................    6.33%(c)      6.35%(c)     6.22%         6.12%        6.25%         6.32%
 Ratio of expenses to average net
   assets*...............................    4.03%(c)      3.78%(c)     4.05%         3.80%        2.54%         2.29%
 Ratio of net investment income to
   average net assets*...................    3.15%(c)      3.42%(c)     3.02%         3.17%        4.56%         4.88%
 Portfolio turnover(d)...................   38.69%        38.69%       44.72%        44.72%       67.49%        67.49%

                                           JUNE 20,         NOVEMBER 14,
                                            1994 TO            1993 TO
                                           JULY 31,           JULY 31,
                                            1994(a)            1994(a)
                                           ---------       ---------------
                                           INVESTOR           FIDUCIARY
                                           ---------       ---------------

NET ASSET VALUE,
 BEGINNING OF PERIOD...................     $  9.47            $ 10.00
                                            -------            -------
INVESTMENT ACTIVITIES
 Net investment income.................        0.01               0.40
 Net realized and unrealized gains
   (losses) on investments.............       (0.02)             (0.56)
                                            -------            -------
   Total from Investment Activities....       (0.01)             (0.16)
                                            -------            -------
DISTRIBUTIONS
 From net investment income............       (0.10)             (0.40)
                                            -------            -------
NET ASSET VALUE, END OF PERIOD.........     $  9.36            $  9.44
                                            =======            =======
Total Return (excludes sales charges)..       (2.42)%(b)(e)      (1.59)%(e)

RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000).....     $    --            $ 5,171
 Ratio of expenses to average net
   assets..............................        0.87%(c)           0.85%(c)
 Ratio of net investment income to
   average net assets..................        4.37%(c)           5.84%(c)
 Ratio of expenses to average net
   assets*.............................        0.87%(c)           3.09%(c)
 Ratio of net investment income to
   average net assets*.................        4.37%(c)           3.60%(c)
 Portfolio turnover(d).................      176.26%            176.26%

---------------

(a) Period from commencement of operations. On June 20, 1994, the Government Bond Fund commenced offering Investor Shares and designated existing shares as Fiduciary Shares.

(b) Represents total return for the Fiduciary Shares from commencement of operations to June 19, 1994, plus the total return for the Investor Shares for the period from June 20, 1994 to July 31, 1994.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e) Not annualized.

 * During the period, certain expenses were voluntarily reduced and certain expenses were reinbursed. If such voluntary expense reductions and expense reimbursements had not occurred, the ratios would have been as indicated.

                       See notes to financial statements.

HIGHMARK LOGO                    INCOME EQUITY FUND

                              FINANCIAL HIGHLIGHTS

                                                                                              JUNE 20,       YEAR          YEAR
                         FOR THE                                                              1994 TO        ENDED        ENDED
                    SIX MONTHS ENDED            YEAR ENDED               YEAR ENDED           JULY 31,     JULY 31,      JULY 31,
                    JANUARY 31, 1997           JULY 31, 1996            JULY 31, 1995        1994(a)(b)     1994(b)        1993
                  ---------------------    ---------------------    ---------------------    ----------    ---------     --------
                  INVESTOR    FIDUCIARY    INVESTOR    FIDUCIARY    INVESTOR    FIDUCIARY     INVESTOR     FIDUCIARY     FIDUCIARY
                  --------    ---------    --------    ---------    --------    ---------    ----------    ---------     --------
                  (UNAUDITED)
NET ASSET VALUE,
 BEGINNING OF
 PERIOD.........  $ 14.29     $  14.27     $ 13.03     $  13.00     $ 11.92     $  11.92       $11.85      $  12.13      $  11.42
                  -------     --------     -------     --------     --------    --------       ------      --------      --------
INVESTMENT
 ACTIVITIES
 Net investment
   income.......     0.18         0.18        0.42         0.42        0.42         0.44         0.04          0.39          0.38
 Net realized
   and
   unrealized
   gains on
  investments...     2.22         2.21        1.92         1.93        1.55         1.50         0.08          0.12          0.71
                  -------     --------     -------     --------     --------    --------       ------      --------      --------
   Total from
     Investment
   Activities...     2.40         2.39        2.34         2.35        1.97         1.94         0.12          0.51          1.09
                  -------     --------     -------     --------     --------    --------       ------      --------      --------
DISTRIBUTIONS
 From net
   investment
   income.......    (0.19)       (0.19)      (0.42)       (0.42)      (0.44)       (0.44)       (0.05)        (0.39)        (0.38)
 From net
   realized
   gains........    (1.08)       (1.08)      (0.66)       (0.66)      (0.42)       (0.42)          --         (0.33)           --
                  -------     --------     -------     --------     --------    --------       ------      --------      --------
   Total
Distributions...    (1.27)       (1.27)      (1.08)       (1.08)      (0.86)       (0.86)       (0.05)        (0.72)        (0.38)
                  -------     --------     -------     --------     --------    --------       ------      --------      --------
NET ASSET VALUE,
 END OF
 PERIOD.........  $ 15.42     $  15.39     $ 14.29     $  14.27     $ 13.03     $  13.00       $11.92      $  11.92      $  12.13
                  =======     ========     =======     ========     =======     ========       ======      ========      ========
Total Return
 (excludes sales
 charges).......    17.06% (e)    17.10% (e)   18.21%     18.25%      17.52%       17.26%        4.23%(c)      4.23%         9.75%

RATIOS/SUPPLEMENTARY DATA:
 Net Assets at
   end of period
   (000)........  $11,750     $302,987     $10,143     $262,660     $ 3,881     $221,325       $   24      $213,328      $104,840
 Ratio of
   expenses to
   average net
   assets.......     1.02% (d)     1.02% (d)    1.03%      1.03%       1.06%        1.06%        1.10%(d)      1.06%         1.15%
 Ratio of net
   investment
   income to
   average net
   assets.......     2.45% (d)     2.45% (d)    2.89%      2.95%       3.06%        3.59%        0.93%(d)      3.29%         3.27%
 Ratio of
   expenses to
   average net
   assets*......     1.50% (d)     1.25% (d)    1.51%      1.27%       1.55%        1.30%        1.33%(d)      1.10%         1.21%
 Ratio of net
   investment
   income to
   average net
   assets*......     1.97% (d)     2.22% (d)    2.41%      2.71%       2.57%        3.34%        0.71%(d)      3.24%         3.22%
 Portfolio
  turnover(f)...    23.08%        23.08%       41.51%     41.51%      36.64%       36.64%       33.82%        33.82%        29.58%
 Average
   commission
   rate
   paid(g)......  $ .0595      $  .0595      $ .0662   $  .0662

---------------

(a) Period from commencement of operations.
(b) On June 20, 1994, the Income Equity Fund commenced offering Investor Shares and designated existing shares as Fiduciary Shares.
(c) Represents total return for the Fiduciary Shares for the period from August 1, 1993 to June 19, 1994, plus the total return for the Investor Shares for the period from June 20, 1994 to July 31, 1994.
(d) Annualized.
(e) Not annualized.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g) Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged and is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued. Disclosure not required for periods prior to fiscal 1996.
 * During the period, certain expenses were voluntarily reduced. If such voluntary expense reductions had not occurred, the ratios would have been as indicated.

                       See notes to financial statements.

                                                        BALANCED FUND

                              FINANCIAL HIGHLIGHTS

                                                                                                         JUNE 20,    NOVEMBER 14,
                                     FOR THE                                                             1994 TO       1993 TO
                                SIX MONTHS ENDED            YEAR ENDED               YEAR ENDED          JULY 31,      JULY 31,
                                JANUARY 31, 1997           JULY 31, 1996            JULY 31, 1995        1994(a)       1994(a)
                              ---------------------    ---------------------    ---------------------    --------    ------------
                              INVESTOR    FIDUCIARY    INVESTOR    FIDUCIARY    INVESTOR    FIDUCIARY    INVESTOR     FIDUCIARY
                              --------    ---------    --------    ---------    --------    ---------    --------    ------------
                                 (UNAUDITED)
NET ASSET VALUE,
 BEGINNING OF PERIOD........   $11.56      $ 11.64      $10.79      $ 10.85      $ 9.71      $  9.76      $ 9.71       $  10.00
                              -------      -------      ------      -------      ------      -------      -------      --------
INVESTMENT ACTIVITIES
 Net investment income......     0.19         0.19        0.40         0.40        0.43         0.39          --           0.26
 Net realized and unrealized
   gains (losses) on
   investments..............     1.30         1.31        0.77         0.79        1.04         1.09        0.06          (0.24)
                              -------      -------      ------      -------      ------      -------      -------      --------
   Total from Investment
     Activities.............     1.49         1.50        1.17         1.19        1.47         1.48        0.06           0.02
                              -------      -------      ------      -------      ------      -------      -------      --------
DISTRIBUTIONS
 From net investment
   income...................    (0.20)       (0.20)      (0.40)       (0.40)      (0.39)       (0.39)      (0.06)         (0.26)
 From net realized gains....    (0.18)       (0.18)         --           --          --           --          --             --
                              -------      -------      ------      -------      ------      -------      -------      --------
   Total Distributions......    (0.38)       (0.38)      (0.40)       (0.40)      (0.39)       (0.39)      (0.06)         (0.26)
                              -------      -------      ------      -------      ------      -------      -------      --------
NET ASSET VALUE, END OF
 PERIOD.....................   $12.67      $ 12.76      $11.56      $ 11.64      $10.79      $ 10.85      $ 9.71       $   9.76
                               ======      =======      ======      =======      ======      =======      ======       ========
Total Return (excludes sales
 charges)...................    13.04%(e)    13.04%(e)   10.94%       11.06%      15.60%       15.62%      (0.25)%(b)       0.26%(e)

RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period
   (000)....................   $  717      $45,688      $  694      $39,502      $  467      $29,961      $   --       $ 25,851
 Ratio of expenses to
   average net assets.......     0.98%(c)     0.98%(c)    0.94%        0.94%       0.90%        0.89%          0           0.87%(c)
 Ratio of net investment
   income to average net
   assets...................     3.41%(c)     3.40%(c)    3.48%        3.49%       3.78%        3.93%          0           3.77%(c)
 Ratio of expenses to
   average net assets*......     1.87%(c)     1.62%(c)    2.03%        1.78%       2.05%        1.80%          0           1.79%(c)
 Ratio of net investment
   income to average net
   assets*..................     2.52%(c)     2.76%(c)    2.39%        2.65%       2.63%        3.02%          0           2.85%(c)
 Portfolio turnover (d).....     7.36%        7.36%      12.84%       12.84%      20.70%       20.70%      44.14%         44.14%
 Average commission rate
   paid (f).................   $.0600      $ .0600      $.0747      $ .0747

---------------

(a) Period from commencement of operations. On June 20, 1994, the Balanced Fund commenced offering Investor Shares and designated existing shares as Fiduciary Shares.

(b) Represents total return for the Fiduciary Shares from commencement of operations to June 19, 1994, plus the total return for the Investor Shares for the period from June 20, 1994 to July 31, 1994.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e) Not annualized.

(f) Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged and is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued. Disclosure not required for periods prior to fiscal 1996.

 * During the period, certain expenses were voluntarily reduced and certain expenses were reimbursed. If such voluntary expense reductions and expense reimbursements had not occurred, the ratios would have been as indicated.

                       See notes to financial statements.

HIGHMARK LOGO                    GROWTH FUND

                              FINANCIAL HIGHLIGHTS

                                                                                                       JUNE 20,    NOVEMBER 14,
                                     FOR THE                                                           1994 TO       1993 TO
                                SIX MONTHS ENDED            YEAR ENDED             YEAR ENDED          JULY 31,      JULY 31,
                                JANUARY 31, 1997           JULY 31, 1996          JULY 31, 1995        1994(a)       1994(a)
                              ---------------------    ---------------------  ---------------------    --------    ------------
                              INVESTOR    FIDUCIARY    INVESTOR    FIDUCIARY  INVESTOR    FIDUCIARY    INVESTOR     FIDUCIARY
                              --------    ---------    --------    ---------  --------    ---------    --------    ------------
                                  (UNAUDITED)
NET ASSET VALUE,
 BEGINNING OF PERIOD........   $12.60      $ 12.58      $11.87      $ 11.87    $ 9.77      $  9.76      $ 9.74       $  10.00
                               ------      -------      ------      -------    ------      -------      ------        -------
INVESTMENT ACTIVITIES
 Net investment income......     0.03         0.03        0.11         0.12      0.15         0.15          --           0.05
 Net realized and unrealized
   gains (losses) on
   investments..............     2.88         2.88        1.38         1.35      2.25         2.26        0.04          (0.24)
                               ------      -------      ------      -------    ------      -------      ------        -------
   Total from Investment
     Activities.............     2.91         2.91        1.49         1.47      2.40         2.41        0.04          (0.19)
                               ------      -------      ------      -------    ------      -------      ------        -------
DISTRIBUTIONS
 From net investment
   income...................    (0.03)       (0.03)      (0.12)       (0.12)    (0.15)       (0.15)      (0.01)         (0.05)
 From net realized gains....    (0.99)       (0.99)      (0.64)       (0.64)    (0.15)       (0.15)         --             --
                               ------      -------      ------      -------    ------      -------      ------        -------
   Total Distributions......    (1.02)       (1.02)      (0.76)       (0.76)    (0.30)       (0.30)      (0.01)         (0.05)
                               ------      -------      ------      -------    ------      -------      ------        -------
NET ASSET VALUE, END OF
 PERIOD.....................   $14.49      $ 14.47      $12.60      $ 12.58    $11.87      $ 11.87      $ 9.77       $   9.76
                               ======      =======      ======      =======    ======      =======      ======        =======
Total Return (excludes sales
 charges)...................    23.47%(e)    23.59%(e)   12.88%       12.72%    25.10%       25.23%      (1.77)%(b)      (1.87)%(e)

RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period
   (000)....................   $3,617      $59,156      $2,843      $41,495    $1,218      $25,096      $   --       $ 15,254
 Ratio of expenses to
   average net assets.......     0.97%(c)     0.97%(c)    0.93%        0.93%     0.84%        0.79%         --           0.77%(c)
 Ratio of net investment
   income to average net
   assets...................     0.41%(c)     0.41%(c)    0.96%        0.98%     1.17%        1.40%         --           0.86%(c)
 Ratio of expenses to
   average net assets*......     1.80%(c)     1.57%(c)    1.91%        1.67%     2.11%        1.92%         --           2.61%(c)
 Ratio of net investment
   income (loss) to average
   net assets*..............    (0.42)%(c)    (0.19)%(c)   (0.02)%     0.23%    (0.10)%       0.26%         --          (0.98)%(c)
 Portfolio turnover (d).....    41.37%       41.37%      78.58%       78.58%    67.91%       67.91%     123.26%        123.26%
 Average commission rate
   paid (f).................   $.0598      $ .0598      $.0769      $ .0769

---------------

(a) Period from commencement of operations. On June 20, 1994, the Growth Fund commenced offering Investor Shares and designated existing shares as Fiduciary Shares.

(b) Represents total return for the Fiduciary Shares from commencement of operations to June 19, 1994, plus the total return for the Investor Shares for the period from June 20, 1994 to July 31, 1994.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e) Not annualized.

(f) Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged and is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued. Disclosure not required for periods prior to fiscal 1996.

 * During the period, certain expenses were voluntarily reduced. If such voluntary expense reductions had not occurred, the ratios would have been as indicated.

                       See notes to financial statements.

                                                 INCOME & GROWTH FUND

                              FINANCIAL HIGHLIGHTS

                                                                                                         JUNE 20,    NOVEMBER 14,
                                     FOR THE                                                             1994 TO       1993 TO
                                SIX MONTHS ENDED            YEAR ENDED               YEAR ENDED          JULY 31,      JULY 31,
                                JANUARY 31, 1997           JULY 31, 1996            JULY 31, 1995        1994(a)       1994(a)
                              ---------------------    ---------------------    ---------------------    --------    ------------
                              INVESTOR    FIDUCIARY    INVESTOR    FIDUCIARY    INVESTOR    FIDUCIARY    INVESTOR     FIDUCIARY
                              --------    ---------    --------    ---------    --------    ---------    --------    ------------
                              (UNAUDITED)
NET ASSET VALUE,
 BEGINNING OF PERIOD........   $12.52      $ 12.51       $11.75     $ 11.74      $ 9.97      $  9.96      $ 9.86       $  10.00
                               ------      -------       ------     -------      ------      -------      ------       --------
INVESTMENT ACTIVITIES
 Net investment income......     0.11         0.11         0.22        0.25        0.27         0.25          --           0.20
 Net realized and unrealized
   gains (losses) on
   investments..............     2.39         2.39         1.49        1.46        1.76         1.78        0.14          (0.04)
                               ------      -------       ------     -------      ------      -------      ------       --------
   Total from Investment
     Activities.............     2.50         2.50         1.71        1.71        2.03         2.03        0.14           0.16
                               ------      -------       ------     -------      ------      -------      ------       --------
DISTRIBUTIONS
 From net investment
   income...................    (0.11)       (0.11)       (0.25)      (0.25)      (0.25)       (0.25)      (0.03)         (0.20)
 From net realized gains....    (0.69)       (0.69)       (0.69)      (0.69)         --           --          --             --
                               ------      -------       ------     -------      ------      -------      ------       --------
   Total Distributions......    (0.80)       (0.80)       (0.94)      (0.94)      (0.25)       (0.25)      (0.03)         (0.20)
                               ------      -------       ------     -------      ------      -------      ------       --------
NET ASSET VALUE, END OF
 PERIOD.....................   $14.22      $ 14.21       $12.52     $ 12.51      $11.75      $ 11.74      $ 9.97       $   9.96
                               ======      =======       ======     =======      ======      =======      ======       ========
Total Return (excludes sales
 charges)...................    20.25%(e)    20.27%(e)    15.02%      15.04%      20.67%       20.68%       1.73%(b)       1.63%(e)

RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period
   (000)....................   $  503      $ 7,306       $  394     $ 6,013      $  215      $ 6,669      $   --       $  4,771
 Ratio of expenses to
   average net assets.......     0.98%(c)     0.98%(c)     0.98%       0.98%       0.97%        0.97%       0.88%(c)       0.95%(c)
 Ratio of net investment
   income to average net
   assets...................     1.70%(c)     1.71%(c)     1.96%       2.00%       2.23%        2.37%       0.88%(c)       2.86%(c)
 Ratio of expenses to
   average net assets*......     2.98%(c)     2.73%(c)     3.52%       3.27%       2.66%        2.41%       0.88%(c)       3.27%(c)
 Ratio of net investment
   income (loss) to average
   net assets*..............    (0.30)%(c)    (0.04)%(c) (0.58)%     (0.29)%      0.54%        0.93%       0.88%(c)       0.54%(c)
 Portfolio turnover (d).....     4.85%        4.85%       36.64%      36.64%      15.01%       15.01%      97.24%         97.24%
 Average commission rate
   paid (f).................   $.0600      $ .0600       $.0763     $ .0763

---------------

(a) Period from commencement of operations. On June 20, 1994, the Income & Growth Fund commenced offering Investor Shares and designated existing shares as Fiduciary Shares.

(b) Represents total return for the Fiduciary Shares from commencement of operations to June 19, 1994, plus the total return for the Investor Shares for the period from June 20, 1994 to July 31, 1994.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e) Not annualized.

(f) Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged and is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued. Disclosure not required for periods prior to fiscal 1996.

 * During the period, certain expenses were voluntarily reduced and certain expenses were reimbursed. If such voluntary expense reductions and expense reimbursements had not occurred, the ratios would have been as indicated.

                       See notes to financial statements.

                                HIGHMARK LOGO

                               Semi-Annual Report



                                January 31, 1997

                               Investment Adviser

                      Pacific Alliance Capital Management,
                  A division of Union Bank of California, N.A.
                              400 California Street
                                 P.O. Box 45000
                             San Francisco, CA 94104

                                    Custodian
                         Union Bank of California, N.A.
                              400 California Street
                                 P.O. Box 45000
                             San Francisco, CA 94104

                           Administrator & Distributor
                               SEI Fund Resources,
                             530 East Swedesford Rd.
                                Wayne, PA 19087


                                Not FDIC Insured

                                  HGM-F-001-01